UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05104

Capital World Bond Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Becky L. Park

Capital World Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital World Bond Fund® Annual report for the year ended December 31, 2023

Find diverse total
return opportunities
in global bonds

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

Capital World Bond Fund seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Refer to page 4 for Class F-2 share results and Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of December 31, 2023, was 4.05% for Class F-2 shares and 3.52% for Class A shares calculated in accordance with the U.S. Securities and Exchange Commission formula. The fund’s distribution rate as of that date was 2.85% for Class F-2 shares and 2.37% for Class A shares. The Class A share results for both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield and lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade and higher rated bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

5	Investment portfolio

43	Financial statements

74	Board of trustees and other officers

Fellow investors:

Bonds markets rebounded, rallying on expectations that the U.S. Federal Reserve (Fed), the European Central Bank (ECB) and others are not only done with rate hikes but are planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the unprecedented 2022 downturn. In foreign exchange markets, the already strong U.S. dollar appreciated further for part of the year but reversed course as the Fed started to contemplate rate cuts. By year-end, the dollar registered declines against the euro, the British pound, the Brazilian real and most other currencies.

Against this eventful backdrop, Capital World Bond Fund Class F-2 shares recorded a return of 6.24% for the 12-month period ending December 31, 2023. This result outpaced the Bloomberg Global Aggregate Index, a measure of global investment-grade (rated BBB/Baa and above) fixed income markets, which posted 5.72%. Longer term relative returns have been robust, and the fund has outpaced its benchmark since its inception in 1987. Refer to the table below for long-term results.

Sector/industry allocation decisions contributed, as did security selection to a lesser extent. Country allocation decisions contributed to relative returns, driven by duration management decisions. The fund’s positioning across the yield curve, from short-term to long-term investments, detracted from results. Off-benchmark positions in Brazilian and Greek government bonds contributed to comparative results. A greater than benchmark allocation to Colombian government bonds also contributed. A less-than-benchmark allocation to mortgage-back securities detracted. A less-than-benchmark position in Italian and French government bonds weighed on relative results.

Currency positioning modestly detracted, with the negative impact from currency hedging activities partially offset by

Results at a glance

For periods ended December 31, 2023, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime (since Class A inception on 8/4/87)

Capital World Bond Fund (Class F-2 shares)[1]	4.80%	6.24%	–0.07%	0.62%	5.28%
Capital World Bond Fund (Class A shares)	4.59	5.81	–0.42	0.29	4.98
Bloomberg Global Aggregate Index[2]	4.22	5.72	–0.32	0.38	4.96
Lipper Global Income Funds Average[3]		6.60	0.64	1.06	5.31

Past results are not predictive of results in future periods.

[1]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	Bloomberg source: Bloomberg Index Services Ltd. The Bloomberg Global Aggregate Index began on December 31, 1989. For the period of August 4, 1987, to December 31, 1989, the FTSE World Government Bond Index was used. Bloomberg Global Aggregate Index represents the global investment-grade fixed income markets. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. FTSE data: © 2024 FTSE Index LLC. All rights reserved.
[3]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please refer to the Quarterly Statistical Update, available on our website.

Capital World Bond Fund	1

unhedged currencies. Greater-than-benchmark allocations to the Japanese yen, euro and Thai baht detracted from relative returns. Greater-than-benchmark positions in the Colombian and Mexican peso contributed to results. An off-benchmark allocation to the Brazilian real also contributed.

The fund’s 12-month return fell short of the Lipper Global Income Funds Average, a peer group measure, which was up 6.60% over the period. As a Lipper category, global income includes a broad spectrum of funds, such as those with substantial investments in U.S. high-yield (rated BB/Ba and below) bonds, for example, which benefited from their stronger results, as risk assets soared in the fourth quarter relative to global sovereign and currency returns over the period.

North America

A strong labor market and resilient consumer spending helped the U.S. economy avoid a recession, which once seemed inevitable. At the start of the year, 85% of polled economists predicted a recession would begin before the end of 2023, according to a University of Chicago study. Instead, U.S. gross domestic product (GDP) continued to rise. GDP climbed an annualized 4.9% in the third quarter – the fifth consecutive quarterly gain and the fastest pace since 2021. The unemployment rate remained below 4% throughout the year, touching a low of 3.4% in April.

Inflation declined rapidly throughout the year. The Consumer Price Index slowed to 3.1% in November, a marked improvement from the 6.5% rate at the end of 2022 and the 9.1% peak in June 2022. Core inflation, which excludes food and energy, was 4% in November, matching its slowest pace in over two years.

The Fed slowed its pace of rate hikes and signaled it could cut rates three times in 2024. The central bank raised its target rate by 25 basis points (bps) four times through July but took no further actions in its final three meetings of the year. U.S. bond markets rebounded strongly. The U.S. Treasury yield curve steepened modestly as the 2-year yield fell 18 bps to end at 4.25%, while the 10-year yield ended unchanged at 3.88%.

All major U.S. fixed income sectors posted positive returns. The Bloomberg U.S. Aggregate Index advanced 5.53%. Corporate markets led U.S. bond returns for the year. The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index and Bloomberg U.S. Corporate Investment Grade Index rose 13.44% and 8.52%, respectively. Both sectors benefited from narrowing spreads, which fell 146 bps for high-yield bonds and 31 bps for investment-grade corporates.

Europe

European bond markets posted solid gains in 2023 as central banks globally signaled an end to their rate-hiking campaigns and inflation eased. Government bond yields declined, spurred by tepid economic growth expectations for the region and the rush to safe havens, such as German bonds. Overall, a fourth quarter rally helped the Bloomberg Euro Global Aggregate Index return 10.95% in 2023.

The ECB kept all three key interest rates steady, with the deposit rate held at 4%, the highest in the central bank’s history. Previously, the Bank of England and the U.S. Federal Reserve kept interest rates unchanged, with the latter indicating that officials may lower rates in 2024. Inflation slowed to 2.4% in the eurozone in November, closer to the ECB’s 2% target and in line with expectations. The decline was attributed to falling energy prices and slowing food inflation. Core inflation, which removes energy and food, softened to 3.6% in November, the lowest since April 2022.

Economic weakness across the eurozone pushed government bond yields lower, prompted by expectations that central banks would shift into easing policy in 2024. The region’s Purchasing Managers’ Index showed economic activity shrinking with manufacturing output falling for the ninth straight month. The downturn was led by France and Germany, two of the region’s largest economies. The benchmark 10-year German yield, a proxy for borrowing costs across Europe, declined 54 bps during the year to 2.02%. France’s equivalent bond yield also similarly declined to 2.56%. A flurry of corporate borrowers rated investment-grade and high-yield issued bonds in the fourth quarter as rates declined, translating to lower borrowing costs.

Other developed markets

The Bank of Japan maintained its loose monetary policy. The bank kept its negative interest rates unchanged, dashing market expectations of a policy reversal after it loosened yield controls on government debt. It relaxed yield caps on 10-year government bonds in October, allowing them to potentially rise above 1%. Inflation inched closer to the bank’s 2% target. Core inflation, which excludes fresh food, fell to 2.5% in November from 4% in December of 2022. While Japan’s central bank has been slow to tighten monetary policy, the bank has loosened its yield curve control policy, leading to higher intermediate and long-term interest rates.

In Australia, helped by a rise in exports, the GDP slightly outpaced estimates in the second quarter, growing 0.4% compared to the first quarter. Growth slowed in the third quarter, however, as rising interest rates weighed on spending. The Reserve Bank of Australia continued its effort to control persistent inflation by hiking its key rate to a 12-year high of 4.35% in November. It left the rate unchanged in December.

Hong Kong investments dropped as a slowing Chinese economy weighed on the city’s economy. Hong Kong emerged from a recession in the first quarter and grew by 4.1% in the third quarter from a year earlier. However, city government officials slashed 2023 GDP growth forecasts in November to 3.2% year over year, citing weak exports and muted private consumption.

Developing markets

Emerging markets bonds experienced a strong 2023, outpacing developed market government bonds and investment-grade credit. Larger cyclical factors continued to drive markets overall. While much of the year provided mixed results, a change in monetary policy stance by the U.S. Federal

2	Capital World Bond Fund

Reserve, alongside easing U.S. inflation and resilient growth, boosted returns in the fourth quarter. Both hard and local markets advanced more than 10%, with local markets helped further by overall emerging market currency appreciation. The J.P. Morgan EMBI Global Diversified Index (hard currency) returned 11.09%, and the J.P. Morgan GBI EM Global Diversified Index (local currency) returned 12.70% in U.S. dollar terms.

The vast majority of hard currency markets posted positive returns. At a regional level, African issuers advanced most overall, boosted by strong returns for Zambia and Nigeria. Zambia made progress in its debt restructuring deals despite some setbacks, while Nigerian bonds benefited from some midyear signs of economic reform. Other top performers at a country level included Venezuela, El Salvador, Pakistan and Sri Lanka. Meanwhile, Bolivia and Ecuador were the only countries in the index to post negative returns. Given the supportive backdrop for emerging markets, higher-yielding issuers made stronger gains.

Returns were also largely positive in local markets, with many issuers posting double-digit gains in U.S. dollar terms. Latin American markets led returns in dollar terms, helped in particular by Colombia, Brazil and Mexico. All three countries experienced strong currency gains, as well as positive underlying bond returns, given attractive interest rates and inflation dynamics for the region. While Middle Eastern and African issuers posted positive returns in local terms overall, these gains were offset by currency weakness: The Egyptian pound fell 20% against the U.S. dollar, leading to a dollar return of –45% for Egyptian bonds. Turkish bonds significantly lagged other issuers despite improvements from progress in economic reform following President Erdogan’s re-election in May.

Looking ahead

The portfolio remains cautiously positioned and reflects uncertainty on the range of outcomes. Slowing inflation across many countries should allow global rates to move lower over the medium term. We believe U.S. economic growth may persist at a slower pace while data from China and the euro area suggest improvement. Inflation has broadly trended lower in the U.K. and Europe but may prove more stubborn going forward. Additionally, many economies are headed into an election cycle in 2024, which could lead to an increase in the potential for policy direction changes as well as geopolitical instability.

The outlook for emerging markets debt is reasonably constructive, supported by the somewhat unexpected dovish shift from the Fed in late 2023. That said, caution is still warranted as a busy global election cycle, geopolitical uncertainties, and the potential for weaker global growth could bring higher volatility to the asset class.

The portfolio has a neutral duration relative to the benchmark but is positioned in such a way to potentially benefit from steeper yield curves, where long-term yields are rising at a faster rate than short-term yields.

The portfolio is positioned somewhat defensively across credit sectors, with managers favoring modest overweights in U.S. investment-grade corporate bonds, emerging markets and U.S. high-yield securities.

The portfolio is modestly under-weight the U.S. dollar, with a preference for both developed and emerging markets currencies. Should the U.S. experience lower interest rates or a turn in growth outperformance, investors could pivot to more attractive markets putting downward pressure on the U.S. dollar.

Thank you for your continued commitment to our risk-disciplined and long-term approach to global bond investing.

We look forward to reporting to you again in 12 months.

Cordially,

Philip Chitty
President

February 8, 2024

For current information about the fund, visit capitalgroup.com.

Bloomberg Global Aggregate Index represents the global investment-grade fixed income markets. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

The J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified is a uniquely weighted emerging market debt benchmark that tracks total returns for U.S. dollar-denominated bonds issued by emerging market sovereign and quasi-sovereign entities. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes.

J.P. Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified covers the universe of regularly traded, liquid fixed-rate, domestic currency emerging market government bonds to which international investors can gain exposure. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes.

Capital World Bond Fund	3

The value of a long-term perspective

How a hypothetical $10,000 investment has grown over the fund’s lifetime.

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Investing for short periods makes losses more likely.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $500,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	With dividends and capital gains reinvested or interest compounded. Results of the FTSE World Government Bond Index are represented by the black line. FTSE World Government Bond Index is a comprehensive measure of the total return results of the government bond markets of more than 20 countries meeting certain market capitalization requirements. FTSE data: © 2024 FTSE Index LLC. All rights reserved.
[4]	Bloomberg source: Bloomberg Index Services Ltd. Bloomberg Global Aggregate Index did not exist until December 31, 1989. For the period of August 4, 1987, through December 31, 1989, the FTSE World Government Bond Index results were used.
[5]	For the period of August 4, 1987, commencement of operations, through December 31, 1987.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2023)

	1 year	5 years	10 years

Class F-2 shares	6.24%	–0.07%	0.62%
Class A shares*	1.83	–1.17	–0.09

*	Assumes payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratios are 0.60% for Class F-2 shares and 0.99% for Class A shares as of the prospectus dated March 1, 2024 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com for more information.

4	Capital World Bond Fund

Investment portfolio December 31, 2023

Portfolio by type of security	Percent of net assets

Bonds & notes of governments & government agencies outside the U.S.			Percent of net assets
Eurozone*:
Greece	2.45%
France	2.23
Germany	1.82
Spain	1.68
Italy	1.08
Ireland	.53
Portugal	.41
Finland	.27
Belgium	.21
Republic of Austria	.17
Netherlands	.10
Lithuania	.02
Estonia	.01
Luxembourg	—	†	10.98%
Japan			5.05
China			4.82
United Kingdom			3.10
Canada			2.87
Brazil			2.75
Australia			1.72
South Korea			1.46
Indonesia			1.38
Mexico			1.02
Other			6.34
			41.49%

*	Countries using the euro as a common currency: Austria, Belgium, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Lithuania, Luxembourg, the Netherlands, Portugal and Spain.
†	Amount less than .01%

Bonds, notes & other debt instruments 93.19%	Principal amount (000)		Value (000)
Euros 17.74%
AbbVie, Inc. 1.25% 11/18/2031	EUR	1,814	$1,755
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028)[1]		23,220	21,893
AIB Group PLC 2.875% 5/30/2031 (5-year EUR Mid-Swap + 3.30% on 5/30/2026)[1]		2,300	2,438
Alpha Bank SA 5.50% 6/11/2031 (5-year EUR Mid-Swap + 5.823% on 6/11/2026)[1]		7,785	8,380
Altria Group, Inc. 2.20% 6/15/2027		4,275	4,553
American Medical Systems Europe BV 1.375% 3/8/2028		940	973
American Tower Corp. 0.45% 1/15/2027		2,245	2,269
American Tower Corp. 0.875% 5/21/2029		1,970	1,899
American Tower Corp. 4.625% 5/16/2031		525	612
Anheuser-Busch InBev SA/NV 1.125% 7/1/2027		1,875	1,956

Capital World Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
Anheuser-Busch InBev SA/NV 2.875% 4/2/2032	EUR	1,061	$1,163
AT&T, Inc. 3.55% 11/18/2025		2,970	3,298
AT&T, Inc. 1.60% 5/19/2028		2,290	2,376
AT&T, Inc. 2.05% 5/19/2032		6,250	6,252
AT&T, Inc. 4.30% 11/18/2034		1,450	1,695
Austria (Republic of) 0% 2/20/2031		13,787	12,814
Austria (Republic of) 0.90% 2/20/2032		3,555	3,459
Austria (Republic of) 0.70% 4/20/2071		290	154
AXA SA 4.25% 3/10/2043 (3-month EUR-EURIBOR + 3.60% on 3/10/2033)[1]		2,000	2,188
Banco de Sabadell, SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028)[1]		20,000	22,824
Banco de Sabadell, SA 5.50% 9/8/2029 (1-year EUR-ICE Swap EURIBOR + 2.40% on 9/8/2028)[1]		9,500	10,926
Banco Santander, SA 3.25% 4/4/2026		7,200	7,907
Bank of America Corp. 0.58% 8/8/2029 (3-month EUR-EURIBOR + 0.73% on 8/8/2028)[1,2]		3,140	3,047
Bank of Ireland Group PLC 1.375% 8/11/2031 (5-year EUR Mid-Swap + 1.65% on 8/11/2026)[1]		4,000	4,124
Banque Federative du Credit Mutuel 3.875% 6/16/2032 (5-year EUR Mid-Swap + 2.20% on 6/16/2027)[1]		1,500	1,639
BAT International Finance PLC 2.75% 3/25/2025		7,000	7,631
Baxter International, Inc. 1.30% 5/15/2029		1,000	993
Belgium (Kingdom of), Series 89, 0.10% 6/22/2030		1,020	977
Belgium (Kingdom of), Series 94, 0.35% 6/22/2032		2,150	1,986
Belgium (Kingdom of), Series 97, 3.00% 6/22/2033		12,360	14,100
Belgium (Kingdom of) 3.45% 6/22/2043		910	1,061
Belgium (Kingdom of), Series 88, 1.70% 6/22/2050		765	630
Belgium (Kingdom of) 3.30% 6/22/2054		1,210	1,364
Blackstone Holdings Finance Co., LLC 1.50% 4/10/2029[2]		610	612
BNP Paribas SA 2.50% 3/31/2032 (1-year EUR Mid-Swap + 1.60% on 3/31/2027)[1]		1,500	1,569
BP Capital Markets PLC 1.231% 5/8/2031		3,685	3,558
BPCE SA 0.875% 1/31/2024		700	771
BPCE SA 1.00% 4/1/2025		10,900	11,665
BPCE SA 4.50% 1/13/2033		8,800	10,235
British American Tobacco PLC 3.00% subordinated perpetual bonds (5-year EUR Mid-Swap + 3.372% on 12/27/2026)[1]		4,000	3,959
Bulgaria (Republic of) 4.375% 5/13/2031		8,340	9,690
Bulgaria (Republic of) 4.50% 1/27/2033		5,575	6,478
Caisse d’Amortissement de la Dette Sociale 3.00% 5/25/2028		3,100	3,491
Caisse d’Amortissement de la Dette Sociale 0.60% 11/25/2029		1,600	1,582
CaixaBank, SA 1.375% 6/19/2026		9,800	10,285
CaixaBank, SA 2.25% 4/17/2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]		16,200	17,282
Carrier Global Corp. 4.375% 5/29/2025		1,280	1,426
Carrier Global Corp. 4.125% 5/29/2028		2,500	2,845
Carrier Global Corp. 4.50% 11/29/2032		670	793
Celanese US Holdings, LLC 4.777% 7/19/2026		3,020	3,395
Celanese US Holdings, LLC 0.625% 9/10/2028		2,000	1,906
Coca-Cola Co. 0.375% 3/15/2033		800	705
Comcast Corp. 0% 9/14/2026		7,770	7,917
Comcast Corp. 0.25% 5/20/2027		6,700	6,788
Comcast Corp. 0.25% 9/14/2029		4,490	4,293
Comcast Corp. 1.25% 2/20/2040		1,300	1,092
Credit Agricole SA 0.50% 6/24/2024		900	978
Daimler Truck International Finance BV 1.625% 4/6/2027		2,000	2,115
Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029)[1]		13,900	13,360
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[1]		8,300	8,835
DH Europe Finance II SARL 0.45% 3/18/2028		3,207	3,203
Dow Chemical Co. (The) 1.875% 3/15/2040		500	420
E.ON SE 1.625% 3/29/2031		5,260	5,255
Electricité de France SA 2.875% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 3.373% on 3/15/2027)[1]		600	616
Electricité de France SA 3.375% perpetual bonds (5-year EUR Mid-Swap + 3.97% on 9/15/2030)[1]		400	389
Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[1]		12,400	12,210
Enel SpA 3.50% 12/31/2079 (5-year EUR Mid-Swap + 3.564% on 5/24/2025)[1]		1,245	1,353

6	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
Equinix, Inc. 0.25% 3/15/2027	EUR	5,995	$6,028
Equinor ASA 1.375% 5/22/2032		1,241	1,212
Estonia (Republic of) 4.00% 10/12/2032		1,010	1,199
Eurobank Ergasias Services and Holdings SA 10.00% 12/6/2032 (5-year EUR Mid-Swap + 7.588% on 12/6/2027)[1]		8,000	9,914
Eurobank SA 2.25% 3/14/2028 (1-year EUR Mid-Swap + 2.634% on 3/14/2027)[1]		500	515
Eurobank SA 7.00% 1/26/2029 (1-year EUR Mid-Swap + 4.418% on 1/26/2028)[1]		2,730	3,258
European Financial Stability Facility 0.40% 2/17/2025		26,000	27,893
European Investment Bank 0% 1/14/2031		2,020	1,876
European Investment Bank 0.25% 1/20/2032		39,400	36,435
European Investment Bank 1.50% 6/15/2032		6,160	6,270
European Union 0% 11/4/2025		350	369
European Union 0% 3/4/2026		3,590	3,769
European Union 0.25% 10/22/2026		4,945	5,149
European Union 0% 6/2/2028		19,680	19,615
European Union 0% 10/4/2028		800	788
European Union 3.125% 12/5/2028		650	740
European Union 0% 7/4/2031		4,680	4,286
European Union 0% 7/4/2035		1,355	1,092
European Union 0.20% 6/4/2036		11,650	9,374
European Union 2.625% 2/4/2048		400	411
Evonik Industries AG 1.375% 9/2/2081 (5-year EUR Mid-Swap + 1.836% on 12/2/2026)[1]		2,100	2,061
Finland (Republic of) 3.00% 9/15/2033		20,400	23,369
Finland (Republic of) 2.75% 4/15/2038		2,500	2,755
Ford Motor Credit Co., LLC 5.125% 2/20/2029		640	740
French Republic O.A.T. 0.50% 5/25/2025		4,860	5,205
French Republic O.A.T. 0% 2/25/2027		2,000	2,059
French Republic O.A.T. 1.00% 5/25/2027		6,450	6,834
French Republic O.A.T. 0.75% 2/25/2028		22,000	22,889
French Republic O.A.T. 0% 11/25/2030		75,900	71,665
French Republic O.A.T. 0% 11/25/2031		1,020	936
French Republic O.A.T. 2.00% 11/25/2032		24,675	26,267
French Republic O.A.T. 3.00% 5/25/2033		12,300	14,131
French Republic O.A.T. 1.25% 5/25/2034		6,500	6,313
French Republic O.A.T. 0.50% 5/25/2040		20,810	15,940
French Republic O.A.T. 0.50% 6/25/2044		1,370	949
French Republic O.A.T. 2.00% 5/25/2048		1,340	1,226
French Republic O.A.T. 0.75% 5/25/2052		22,290	14,135
French Republic O.A.T. 3.00% 5/25/2054		16,850	18,292
French Republic O.A.T. 1.75% 5/25/2066		360	285
General Electric Co. 4.125% 9/19/2035[2]		500	593
Germany (Federal Republic of) 2.50% 3/13/2025		40,550	44,598
Germany (Federal Republic of) 0% 10/9/2026		1,500	1,563
Germany (Federal Republic of) 0.25% 2/15/2027		11,665	12,194
Germany (Federal Republic of) 0% 4/16/2027		5	5
Germany (Federal Republic of) 0% 11/15/2027		12,160	12,451
Germany (Federal Republic of) 0% 8/15/2030		6,550	6,393
Germany (Federal Republic of) 0% 8/15/2030		3,026	2,956
Germany (Federal Republic of) 1.70% 8/15/2032		41,105	44,447
Germany (Federal Republic of) 2.30% 2/15/2033		2,000	2,265
Germany (Federal Republic of) 1.00% 5/15/2038		6,535	6,139
Germany (Federal Republic of) 0% 8/15/2050		25,740	15,848
Germany (Federal Republic of) 0% 8/15/2050		260	161
Greece (Hellenic Republic of) 2.00% 4/22/2027		2,200	2,416
Greece (Hellenic Republic of) 3.875% 6/15/2028		106,290	124,094
Greece (Hellenic Republic of) 1.50% 6/18/2030		12,890	13,152
Greece (Hellenic Republic of) 0.75% 6/18/2031		4,200	3,972
Greece (Hellenic Republic of) 1.75% 6/18/2032		17,560	17,680
Greece (Hellenic Republic of) 4.25% 6/15/2033		11,020	13,356
Greece (Hellenic Republic of) 4.375% 7/18/2038		15,600	18,990
Greece (Hellenic Republic of) 1.875% 1/24/2052		52,000	41,243
Honeywell International, Inc. 0.75% 3/10/2032		2,530	2,316
ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032)[1]		6,100	7,415
Intesa Sanpaolo SpA 5.625% 3/8/2033		3,000	3,571
Ireland (Republic of) 0.20% 5/15/2027		30	31
Ireland (Republic of) 0.20% 10/18/2030		8,320	8,009
Ireland (Republic of) 0% 10/18/2031		23,290	21,567
Ireland (Republic of) 1.30% 5/15/2033		2,480	2,492

Capital World Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
Ireland (Republic of) 3.00% 10/18/2043	EUR	13,990	$16,077
Ireland (Republic of) 1.50% 5/15/2050		3,290	2,742
Israel (State of) 2.875% 1/29/2024		7,700	8,500
Italy (Republic of) 0.85% 1/15/2027		11,945	12,458
Italy (Republic of) 2.80% 12/1/2028		28,044	30,735
Italy (Republic of) 1.35% 4/1/2030		690	683
Italy (Republic of) 1.65% 12/1/2030		10,580	10,504
Italy (Republic of) 1.45% 3/1/2036		1,040	885
Italy (Republic of) 1.80% 3/1/2041		390	311
Italy (Republic of) 4.45% 9/1/2043		1,770	2,016
Italy (Republic of) 2.15% 9/1/2052		2,770	2,036
Italy Buoni Poliennali Del Tesoro 0.90% 4/1/2031		47,540	44,396
KfW 0.125% 6/30/2025		4,585	4,866
KfW 0% 12/15/2027		1,081	1,087
Lithuania (Republic of) 3.875% 6/14/2033		2,000	2,318
Luxembourg (Grand Duchy of) 0% 9/14/2032		271	243
Magyar Export-Import Bank 6.00% 5/16/2029		9,430	11,074
Mastercard, Inc. 1.00% 2/22/2029		1,425	1,448
McDonald’s Corp. 4.00% 3/7/2030[2]		1,100	1,275
Medtronic Global Holdings SCA 1.125% 3/7/2027		3,020	3,154
Medtronic Global Holdings SCA 1.00% 7/2/2031		7,720	7,383
Medtronic Global Holdings SCA 1.375% 10/15/2040		1,095	890
Morgan Stanley 2.103% 5/8/2026 (3-month EUR-EURIBOR + 0.904% on 5/8/2025)[1]		4,740	5,116
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[1]		12,730	13,328
Morgan Stanley 5.148% 1/25/2034 (3-month EUR-EURIBOR + 1.954% on 1/25/2033)[1]		6,093	7,405
Nasdaq, Inc. 4.50% 2/15/2032		2,055	2,434
National Bank of Greece SA 8.00% 1/3/2034 (5-year EUR-ICE Swap EURIBOR + 4.646% on 1/3/2029)[1]		4,125	4,867
NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029)[1]		8,365	7,968
Netflix, Inc. 3.875% 11/15/2029[2]		3,800	4,347
Orange 2.00% 1/15/2029		400	425
Philip Morris International, Inc. 0.80% 8/1/2031		4,800	4,337
Philippines (Republic of) 0.70% 2/3/2029		3,480	3,365
Portuguese Republic 2.125% 10/17/2028		2,280	2,506
Portuguese Republic 1.95% 6/15/2029		60	65
Portuguese Republic 0.475% 10/18/2030		9,770	9,490
Portuguese Republic 1.65% 7/16/2032		960	983
Portuguese Republic 3.50% 6/18/2038		21,170	24,528
Portuguese Republic 1.15% 4/11/2042		830	666
Portuguese Republic 1.00% 4/12/2052		1,620	1,041
Prologis Euro Finance, LLC 4.625% 5/23/2033		250	295
Prologis Euro Finance, LLC 4.25% 1/31/2043		2,000	2,232
Public Storage Operating Co. 0.50% 9/9/2030		2,490	2,280
Quebec (Province of) 0.25% 5/5/2031		5,980	5,519
Quebec (Province of) 0.50% 1/25/2032		9,030	8,332
Romania 3.624% 5/26/2030		11,390	11,593
Serbia (Republic of) 2.05% 9/23/2036		9,239	7,123
Shell International Finance BV 1.50% 4/7/2028		3,860	4,036
Spain (Kingdom of) 2.75% 10/31/2024		17,030	18,715
Spain (Kingdom of) 0% 1/31/2027		14,425	14,744
Spain (Kingdom of) 0.80% 7/30/2027		13,890	14,443
Spain (Kingdom of) 1.40% 7/30/2028		6,735	7,080
Spain (Kingdom of) 1.45% 4/30/2029		10,215	10,660
Spain (Kingdom of) 1.25% 10/31/2030		2,762	2,777
Spain (Kingdom of) 0.50% 10/31/2031		5,903	5,489
Spain (Kingdom of) 0.70% 4/30/2032		4,145	3,865
Spain (Kingdom of) 3.15% 4/30/2033		9,330	10,484
Spain (Kingdom of) 3.55% 10/31/2033		53,420	61,836
Spain (Kingdom of) 1.85% 7/30/2035		260	253
Spain (Kingdom of) 3.90% 7/30/2039		2,350	2,753
Spain (Kingdom of) 1.00% 7/30/2042		690	511
Spain (Kingdom of) 3.45% 7/30/2043		580	636
Spain (Kingdom of) 2.70% 10/31/2048		4,700	4,470
Spain (Kingdom of) 1.00% 10/31/2050		1,000	624
Spain (Kingdom of) 1.90% 10/31/2052		2,340	1,791
Spain (Kingdom of) 1.45% 10/31/2071		200	112
State Grid Overseas Investment (2016), Ltd. 1.375% 5/2/2025		2,050	2,191
State Grid Overseas Investment (2016), Ltd. 2.125% 5/2/2030		800	788

8	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
Stellantis NV 0.75% 1/18/2029	EUR	1,500	$1,474
Stellantis NV 1.25% 6/20/2033		3,000	2,678
Stryker Corp. 0.25% 12/3/2024		2,580	2,759
Stryker Corp. 0.75% 3/1/2029		5,230	5,143
Stryker Corp. 1.00% 12/3/2031		2,410	2,255
Takeda Pharmaceutical Co., Ltd. 0.75% 7/9/2027		3,230	3,307
Thermo Fisher Scientific (Finance I) BV 0.80% 10/18/2030		913	876
Thermo Fisher Scientific (Finance I) BV 1.625% 10/18/2041		530	443
TotalEnergies Capital International SA 1.491% 9/4/2030		2,500	2,526
TotalEnergies SE 1.75% junior subordinated perpetual bonds (5-year EUR-EURIBOR + 1.765% on 4/4/2024)[1]		7,500	8,212
Tunisia (Republic of) 5.625% 2/17/2024		44,018	47,019
Tunisia (Republic of) 6.375% 7/15/2026		9,500	7,345
Ukraine 6.75% 6/20/2028[3]		13,243	3,611
Ukraine 4.375% 1/27/2032[3]		15,050	3,489
Veralto Corp. 4.15% 9/19/2031[2]		1,000	1,149
Verizon Communications, Inc. 1.25% 4/8/2030		6,000	5,903
Verizon Communications, Inc. 4.25% 10/31/2030		470	551
Verizon Communications, Inc. 4.75% 10/31/2034		540	662
Visa, Inc. 1.50% 6/15/2026		1,765	1,884
Visa, Inc. 2.00% 6/15/2029		2,430	2,584
Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds (9-year EUR Mid-Swap + 3.36% on 3/28/2031)[1]		3,000	3,011
Wellcome Trust, Ltd. (The) 1.125% 1/21/2027		3,000	3,164
Zurich Finance Ireland DAC, junior subordinated, 1.875% 9/17/2050 (3-month EUR-EURIBOR + 2.95% on 9/17/2050)[1]		2,000	1,929
			1,702,126

Japanese yen 5.48%
Japan, Series 18, 0.10% 3/10/2024[4]	JPY	2,742,900	19,619
Japan, Series 341, 0.30% 12/20/2025		2,591,350	18,478
Japan, Series 346, 0.10% 3/20/2027		2,907,900	20,647
Japan, Series 347, 0.10% 6/20/2027		1,000,000	7,095
Japan, Series 352, 0.10% 9/20/2028		11,966,700	84,432
Japan, Series 26, 0.005% 3/10/2031[4]		2,562,909	19,485
Japan, Series 362, 0.10% 3/20/2031		4,272,600	29,684
Japan, Series 363, 0.10% 6/20/2031		850,000	5,888
Japan, Series 152, 1.20% 3/20/2035		6,923,300	51,464
Japan, Series 161, 0.60% 6/20/2037		1,705,300	11,555
Japan, Series 162, 0.60% 9/20/2037		10,420,000	70,357
Japan, Series 173, 0.40% 6/20/2040		462,750	2,892
Japan, Series 176, 0.50% 3/20/2041		741,900	4,648
Japan, Series 182, 1.10% 9/20/2042		4,065,000	27,713
Japan, Series 53, 0.60% 12/20/2046		971,800	5,687
Japan, Series 37, 0.60% 6/20/2050		5,218,850	29,025
Japan, Series 70, 0.70% 3/20/2051		2,521,150	14,280
Japan, Series 73, 0.70% 12/20/2051		6,733,600	37,829
Japan, Series 74, 1.00% 3/20/2052		1,353,400	8,226
Japan, Series 76, 1.40% 9/20/2052		105,000	703
Japan, Series 77, 1.60% 12/20/2052		1,516,250	10,633
Japan, Series 79, 1.20% 6/20/2053		458,350	2,911
Philippines (Republic of) 0.001% 4/12/2024		5,700,000	40,350
Tunisia (Republic of) 3.28% 8/9/2027		700,000	2,596
			526,197

Chinese yuan renminbi 4.82%
China (People’s Republic of), Series INBK, 2.26% 2/24/2025	CNY	13,290	1,876
China (People’s Republic of), Series INBK, 1.99% 4/9/2025		20,000	2,812
China (People’s Republic of), Series INBK, 2.69% 8/12/2026		99,400	14,171
China (People’s Republic of), Series INBK, 2.48% 4/15/2027		8,300	1,175
China (People’s Republic of), Series INBK, 2.44% 10/15/2027		250,000	35,348
China (People’s Republic of), Series 1906, 3.29% 5/23/2029		142,000	20,940
China (People’s Republic of), Series 1915, 3.13% 11/21/2029		75,090	10,972
China (People’s Republic of), Series INBK, 3.02% 5/27/2031		18,000	2,620
China (People’s Republic of), Series INBK, 2.75% 2/17/2032		401,350	57,342
China (People’s Republic of), Series INBK, 2.88% 2/25/2033		146,680	21,188
China (People’s Republic of), Series 1910, 3.86% 7/22/2049		434,370	71,762
China (People’s Republic of), Series INBK, 3.39% 3/16/2050		16,400	2,519

Capital World Bond Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Chinese yuan renminbi (continued)
China (People’s Republic of), Series INBK, 3.81% 9/14/2050	CNY	338,630	$55,830
China (People’s Republic of), Series INBK, 3.72% 4/12/2051		12,000	1,956
China (People’s Republic of), Series INBK, 3.53% 10/18/2051		237,360	37,404
China (People’s Republic of), Series INBK, 3.32% 4/15/2052		3,790	577
China (People’s Republic of), Series INBK, 3.12% 10/25/2052		275,230	40,479
China (People’s Republic of), Series INBK, 3.19% 4/15/2053		15,600	2,352
China Development Bank Corp., Series 2008, 2.89% 6/22/2025		258,050	36,686
China Development Bank Corp., Series 1904, 3.68% 2/26/2026		43,430	6,307
China Development Bank Corp., Series 1909, 3.50% 8/13/2026		48,800	7,086
China Development Bank Corp., Series 2004, 3.43% 1/14/2027		57,380	8,342
China Development Bank Corp., Series 1805, 4.88% 2/9/2028		148,420	22,835
			462,579

British pounds 3.65%
Abertis Infraestructuras, SA 3.375% 11/27/2026	GBP	4,500	5,479
American Honda Finance Corp. 5.60% 9/6/2030		2,977	4,036
Asian Development Bank 1.125% 6/10/2025		2,860	3,475
Comcast Corp. 1.50% 2/20/2029		600	676
Comcast Corp. 1.875% 2/20/2036		400	385
Fiserv, Inc. 2.25% 7/1/2025		150	184
HSBC Holdings PLC 3.00% 5/29/2030 (1-year EUR Annual (vs. 6-month GBP-LIBOR) + 1.77% on 5/29/2029)[1]		5,605	6,430
KfW 1.125% 7/4/2025		6,625	8,037
Lloyds Bank PLC 7.625% 4/22/2025		450	588
Quebec (Province of) 2.25% 9/15/2026		18,480	22,414
United Kingdom 0.625% 6/7/2025		2,100	2,550
United Kingdom 1.25% 7/22/2027		52,590	62,249
United Kingdom 4.25% 12/7/2027		9,590	12,602
United Kingdom 1.625% 10/22/2028		48,790	57,592
United Kingdom 0.875% 10/22/2029		660	735
United Kingdom 0.375% 10/22/2030		14,390	15,035
United Kingdom 0.25% 7/31/2031		32,480	32,739
United Kingdom 1.00% 1/31/2032		45,590	48,171
United Kingdom 4.25% 6/7/2032		15,540	20,975
United Kingdom 0.625% 7/31/2035		1,708	1,549
United Kingdom 3.75% 1/29/2038		19,800	24,771
United Kingdom 1.25% 7/31/2051		24,550	16,666
United Kingdom 3.75% 10/22/2053		1,200	1,429
Vodafone Group PLC 5.625% 12/4/2025		540	704
Volkswagen International Finance NV 3.375% 11/16/2026		700	855
			350,326

Brazilian reais 2.75%
Brazil (Federative Republic of) 0% 7/1/2025	BRL	4,682	839
Brazil (Federative Republic of) 10.00% 1/1/2027		6,665	1,378
Brazil (Federative Republic of) 10.00% 1/1/2029		123,300	25,333
Brazil (Federative Republic of) 10.00% 1/1/2031		356,344	72,498
Brazil (Federative Republic of) 10.00% 1/1/2033		624,300	126,689
Brazil (Federative Republic of) 6.00% 8/15/2040[4]		11,376	2,503
Brazil (Federative Republic of) 6.00% 8/15/2050[4]		146,871	32,551
Brazil (Federative Republic of) 6.00% 8/15/2060[4]		11,377	2,530
			264,321

Canadian dollars 2.39%
Canada 3.00% 11/1/2024	CAD	59,500	44,292
Canada 3.50% 3/1/2028		129,139	98,481
Canada 3.25% 12/1/2033		93,090	71,089
Canada 2.75% 12/1/2048		22,100	15,785
			229,647

Mexican pesos 1.73%
América Móvil, SAB de CV, 9.50% 1/27/2031	MXN	796,740	45,662
América Móvil, SAB de CV, 8.46% 12/18/2036		15,000	759
Petroleos Mexicanos 7.19% 9/12/2024		483,701	27,241
United Mexican States, Series M, 7.50% 6/3/2027		1,700	95
United Mexican States, Series M20, 8.50% 5/31/2029		58,880	3,395
United Mexican States, Series M, 7.75% 5/29/2031		227,402	12,499
United Mexican States, Series M, 7.50% 5/26/2033		23,000	1,228

10	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mexican pesos (continued)
United Mexican States, Series M, 7.75% 11/13/2042	MXN	22,750	$1,179
United Mexican States, Series M, 8.00% 11/7/2047		79,471	4,186
United Mexican States, Series M, 8.00% 7/31/2053		1,333,210	69,734
			165,978

Australian dollars 1.72%
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031	AUD	40,000	23,154
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		80,580	50,653
Australia (Commonwealth of), Series 167, 3.75% 5/21/2034		87,975	58,851
Australia (Commonwealth of), Series 168, 3.50% 12/21/2034		48,950	31,931
Suncorp Group, Ltd. (3-month AUD-BBSW + 2.65%) 7.02% 12/1/2038[5]		450	314
			164,903

South Korean won 1.43%
South Korea (Republic of), Series 2712, 2.375% 12/10/2027	KRW	28,587,150	21,547
South Korea (Republic of), Series 3106, 2.00% 6/10/2031		21,008,450	15,031
South Korea (Republic of), Series 3212, 4.25% 12/10/2032		117,729,040	98,807
South Korea (Republic of), Series 6809, 2.00% 9/10/2068		3,700,000	2,180
			137,565

Indonesian rupiah 1.28%
Indonesia (Republic of), Series 77, 8.125% 5/15/2024	IDR	10,626,000	694
Indonesia (Republic of), Series 81, 6.50% 6/15/2025		8,958,000	582
Indonesia (Republic of), Series 59, 7.00% 5/15/2027		85,601,000	5,655
Indonesia (Republic of), Series 64, 6.125% 5/15/2028		158,525,000	10,171
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		231,995,000	15,041
Indonesia (Republic of), Series 71, 9.00% 3/15/2029		170,772,000	12,274
Indonesia (Republic of), Series 78, 8.25% 5/15/2029		89,342,000	6,258
Indonesia (Republic of), Series 91, 6.375% 4/15/2032		50,491,000	3,246
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		753,404,000	50,740
Indonesia (Republic of), Series 65, 6.625% 5/15/2033		10,000,000	652
Indonesia (Republic of), Series 68, 8.375% 3/15/2034		143,268,000	10,407
Indonesia (Republic of), Series 72, 8.25% 5/15/2036		8,883,000	651
Indonesia (Republic of), Series 79, 8.375% 4/15/2039		43,000,000	3,214
Indonesia (Republic of), Series 92, 7.125% 6/15/2042		55,300,000	3,726
			123,311

South African rand 0.70%
South Africa (Republic of), Series R-186, 10.50% 12/21/2026	ZAR	18,800	1,077
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030		147,317	7,424
South Africa (Republic of), Series R-213, 7.00% 2/28/2031		102,000	4,670
South Africa (Republic of), Series R-2032, 8.25% 3/31/2032		29,952	1,434
South Africa (Republic of), Series R-2035, 8.875% 2/28/2035		12,698	587
South Africa (Republic of), Series R-2040, 9.00% 1/31/2040		19,946	855
South Africa (Republic of), Series R-214, 6.50% 2/28/2041		348,720	11,539
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		971,115	39,163
			66,749

Danish kroner 0.61%
Nykredit Realkredit AS, Series 01E, 2.00% 7/1/2037[6]	DKK	14,981	2,097
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040[6]		91,873	12,163
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[6]		226,714	27,212
Nykredit Realkredit AS, Series 01E, 2.50% 10/1/2047[6]		7,063	970
Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050[6]		51,155	5,942
Nykredit Realkredit AS, Series 01E, 1.00% 10/1/2053[6]		71,299	8,170
Realkredit Danmark AS 1.00% 10/1/2053[6]		19,440	2,233
			58,787

New Zealand dollars 0.30%
New Zealand 4.50% 5/15/2030	NZD	43,896	28,204
New Zealand 2.00% 5/15/2032		1,350	717
			28,921

Malaysian ringgits 0.17%
Malaysia (Federation of), Series 0319, 3.478% 6/14/2024	MYR	4,834	1,053
Malaysia (Federation of), Series 0120, 3.422% 9/30/2027		5,643	1,219
Malaysia (Federation of), Series 0417, 3.899% 11/16/2027		12,000	2,638
Malaysia (Federation of), Series 0218, 4.369% 10/31/2028		7,982	1,790

Capital World Bond Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Malaysian ringgits (continued)
Malaysia (Federation of), Series 0220, 2.632% 4/15/2031	MYR	1,426	$287
Malaysia (Federation of), Series 0415, 4.254% 5/31/2035		6,900	1,540
Malaysia (Federation of), Series 0317, 4.762% 4/7/2037		10,244	2,405
Malaysia (Federation of), Series 0219, 4.467% 9/15/2039		8,000	1,834
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040		10,030	2,090
Malaysia (Federation of), Series 0221, 4.417% 9/30/2041		1,281	289
Malaysia (Federation of), Series 0120, 4.065% 6/15/2050		2,081	445
Malaysia (Federation of) 4.457% 3/31/2053		3,500	788
			16,378

Colombian pesos 0.17%
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	3,842,400	879
Colombia (Republic of), Series B, 7.00% 3/26/2031		49,907,100	11,117
Colombia (Republic of), Series B, 7.00% 6/30/2032		643,700	139
Colombia (Republic of), Series B, 7.25% 10/18/2034		4,583,100	974
Findeter SA 7.875% 8/12/2024		12,665,000	3,152
			16,261

Polish zloty 0.15%
Poland (Republic of), Series 0727, 2.50% 7/25/2027	PLN	2,692	633
Poland (Republic of) 7.50% 7/25/2028		2,188	612
Poland (Republic of), Series 1029, 2.75% 10/25/2029		30,261	6,870
Poland (Republic of), Series 1030, 1.25% 10/25/2030		2,169	437
Poland (Republic of), Series 0432, 1.75% 4/25/2032		12,835	2,539
Poland (Republic of) 6.00% 10/25/2033		11,020	2,972
			14,063

Czech korunas 0.11%
Czech Republic 5.70% 5/25/2024	CZK	7,290	327
Czech Republic 0.95% 5/15/2030		16,140	611
Czech Republic 1.20% 3/13/2031		43,030	1,624
Czech Republic 4.90% 4/14/2034		120,810	5,933
Czech Republic 1.95% 7/30/2037		37,510	1,352
Czech Republic 1.50% 4/24/2040		22,070	711
			10,558

Thai baht 0.10%
Thailand (Kingdom of) 2.125% 12/17/2026	THB	111,000	3,205
Thailand (Kingdom of) 1.00% 6/17/2027		24,214	671
Thailand (Kingdom of) 3.65% 6/20/2031		108,200	3,361
Thailand (Kingdom of) 1.60% 6/17/2035		9,408	243
Thailand (Kingdom of) 3.30% 6/17/2038		31,173	946
Thailand (Kingdom of) 2.00% 6/17/2042		12,988	322
Thailand (Kingdom of) 3.45% 6/17/2043		29,000	885
			9,633

Indian rupees 0.08%
India (Republic of) 5.15% 11/9/2025	INR	624,800	7,264

Romanian leu 0.05%
Romania 4.75% 2/24/2025	RON	11,740	2,569
Romania 3.65% 7/28/2025		6,530	1,405
Romania 4.75% 10/11/2034		5,330	1,044
			5,018

Hungarian forints 0.04%
Hungary (Republic of), Series A, 6.75% 10/22/2028	HUF	729,240	2,185
Hungary (Republic of) 2.00% 5/23/2029		312,710	753
Hungary (Republic of), Series 32-A, 4.75% 11/24/2032		247,600	660
			3,598

12	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Ukrainian hryvnia 0.03%
Ukraine 9.99% 5/22/2024	UAH	4,190	$87
Ukraine 15.50% 10/2/2024		61,360	1,320
Ukraine 12.70% 10/30/2024		988	20
Ukraine 19.50% 1/15/2025		55,212	1,206
			2,633

Chilean pesos 0.02%
Chile (Republic of) 6.00% 4/1/2033	CLP	520,000	621
Chile (Republic of) 5.30% 11/1/2037		1,510,000	1,727
			2,348

Norwegian kroner 0.02%
Norway (Kingdom of) 2.125% 5/18/2032	NOK	18,660	1,686

Israeli shekels 0.02%
Israel (State of) 1.30% 4/30/2032	ILS	6,382	1,436

Peruvian nuevos soles 0.01%
Peru (Republic of) 5.40% 8/12/2034	PEN	3,667	897
Peru (Republic of) 6.90% 8/12/2037		907	247
			1,144

Kazakhstan tenge 0.01%
Development Bank of Kazakhstan JSC 10.95% 5/6/2026	KZT	500,000	988

Dominican pesos 0.01%
Dominican Republic 11.25% 9/15/2035	DOP	37,000	689

Turkish lira 0.01%
Turkey (Republic of) 17.80% 7/13/2033	TRY	24,484	652

Russian rubles 0.00%
Russian Federation 7.00% 1/25/2023[3,7]	RUB	85,315	—	[8]

U.S. dollars 47.59%
7-Eleven, Inc. 1.30% 2/10/2028[9]	USD	361	316
AbbVie, Inc. 3.20% 11/21/2029		750	701
Abu Dhabi (Emirate of) 3.875% 4/16/2050		1,452	1,221
ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[6,9]		4,934	4,983
Acushnet Co. 7.375% 10/15/2028[9]		70	73
Adobe, Inc. 2.15% 2/1/2027		6,134	5,759
Advance Auto Parts, Inc. 1.75% 10/1/2027		200	172
Advance Auto Parts, Inc. 5.95% 3/9/2028		281	280
Advance Auto Parts, Inc. 3.50% 3/15/2032		75	62
Aegea Finance SARL 9.00% 1/20/2031[9]		300	319
Aeropuerto Internacional de Tocumen, SA 5.125% 8/11/2061[9]		4,875	3,718
Aethon United BR, LP 8.25% 2/15/2026[9]		775	780
Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[6,9]		2,226	2,233
AG Issuer, LLC 6.25% 3/1/2028[9]		1,830	1,821
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[9]		602	634
Alabama Power Co. 3.00% 3/15/2052		7,280	5,096
Albertsons Companies, Inc. 3.25% 3/15/2026[9]		200	189
Albertsons Companies, Inc. 3.50% 3/15/2029[9]		710	645
Alfa Desarrollo SpA 4.55% 9/27/2051		2,398	1,874
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[9]		1,357	1,354
Alliant Holdings Intermediate, LLC 6.75% 4/15/2028[9]		360	369
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[9]		788	748
Alliant Holdings Intermediate, LLC 7.00% 1/15/2031[9]		445	470
Allied Universal Holdco, LLC 9.75% 7/15/2027[9]		690	677
Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029[9]		200	204
Altice France Holding SA 10.50% 5/15/2027[9]		240	156
Altice France SA 5.125% 7/15/2029[9]		690	538

Capital World Bond Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Amazon.com, Inc. 4.60% 12/1/2025	USD	4,539	$4,554
Amazon.com, Inc. 3.45% 4/13/2029		1,045	1,013
Amazon.com, Inc. 4.70% 12/1/2032		1,298	1,334
Amazon.com, Inc. 3.875% 8/22/2037		375	348
American Airlines, Inc. 8.50% 5/15/2029[9]		580	613
American Credit Acceptance Receivables Trust, Series 2022-3, Class C, 4.86% 10/13/2028[6,9]		1,578	1,567
American Express Co. 6.489% 10/30/2031 (USD-SOFR + 1.94% on 10/30/2030)[1]		556	603
American Express Co. 5.043% 5/1/2034 (USD-SOFR + 1.835% on 5/1/2033)[1]		4,550	4,544
American Honda Finance Corp. 3.55% 1/12/2024		1,000	999
American International Group, Inc. 5.125% 3/27/2033		789	801
American International Group, Inc. 4.80% 7/10/2045		500	471
American International Group, Inc. 4.375% 6/30/2050		1,773	1,586
Amgen, Inc. 1.90% 2/21/2025		1,538	1,486
Amgen, Inc. 2.20% 2/21/2027		1,179	1,097
Amgen, Inc. 3.00% 2/22/2029		75	71
Amgen, Inc. 4.05% 8/18/2029		2,275	2,229
Amgen, Inc. 5.25% 3/2/2030		973	1,001
Amgen, Inc. 2.00% 1/15/2032		397	326
Amgen, Inc. 4.20% 3/1/2033		2,525	2,403
Amgen, Inc. 5.25% 3/2/2033		13,454	13,798
Amgen, Inc. 4.875% 3/1/2053		914	855
Amgen, Inc. 5.65% 3/2/2053		11,771	12,393
AmWINS Group, Inc. 4.875% 6/30/2029[9]		950	869
Analog Devices, Inc. 2.10% 10/1/2031		331	282
Anglo American Capital PLC 5.625% 4/1/2030[9]		3,850	3,912
Anglo American Capital PLC 2.875% 3/17/2031[9]		1,100	936
Angola (Republic of) 9.50% 11/12/2025		10,714	10,543
Angola (Republic of) 9.125% 11/26/2049		3,600	2,947
Anheuser-Busch InBev Worldwide, Inc. 5.55% 1/23/2049		1,011	1,088
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[9]		505	393
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[9]		345	258
Aon Corp. 2.60% 12/2/2031		1,750	1,485
Aon Corp. 5.35% 2/28/2033		1,181	1,212
Aon Corp. 3.90% 2/28/2052		500	398
Apple, Inc. 4.00% 5/10/2028		2,675	2,671
Apple, Inc. 2.375% 2/8/2041		1,625	1,189
Apple, Inc. 2.70% 8/5/2051		1,450	998
Apple, Inc. 4.85% 5/10/2053		393	401
Aramark Services, Inc. 5.00% 4/1/2025[9]		130	129
ArcelorMittal SA 6.80% 11/29/2032		250	271
ARD Finance SA 6.50% Cash 6/30/2027[9,10]		577	270
Aretec Group, Inc. 7.50% 4/1/2029[9]		1,475	1,329
Aretec Group, Inc. 10.00% 8/15/2030[9]		490	521
Argentine Republic 1.00% 7/9/2029		300	121
Argentine Republic 0.75% 7/9/2030 (1.75% on 7/9/2027)[1]		9,471	3,822
Argentine Republic 3.625% 7/9/2035 (4.125% on 7/9/2024)[1]		4,190	1,448
Arsenal AIC Parent, LLC 8.00% 10/1/2030[9]		400	418
Arsenal AIC Parent, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.856% 8/18/2030[5,11]		299	301
Asbury Automotive Group, Inc. 5.00% 2/15/2032[9]		1,150	1,046
Ascensus, Inc., Term Loan, (1-month USD CME Term SOFR + 6.50%) 12.176% 8/2/2029[5,11]		515	497
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[9]		592	596
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[9]		320	298
Ashtead Capital, Inc. 5.50% 8/11/2032[9]		400	395
Asian Development Bank 4.125% 9/27/2024		1,025	1,018
Asian Development Bank 3.875% 9/28/2032		237	234
AssuredPartners, Inc. 7.00% 8/15/2025[9]		470	471
AssuredPartners, Inc. 5.625% 1/15/2029[9]		1,420	1,327
AstraZeneca Finance, LLC 2.25% 5/28/2031		420	362
AstraZeneca Finance, LLC 4.875% 3/3/2033		710	735
AstraZeneca PLC 4.00% 1/17/2029		1,000	988
AstraZeneca PLC 1.375% 8/6/2030		360	299
AT&T, Inc. 1.65% 2/1/2028		4,206	3,747
AT&T, Inc. 2.25% 2/1/2032		5,900	4,881
AT&T, Inc. 2.55% 12/1/2033		800	652
AT&T, Inc. 5.40% 2/15/2034		5,086	5,247
AT&T, Inc. 3.50% 9/15/2053		547	397

14	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
ATI, Inc. 7.25% 8/15/2030	USD	810	$844
Atkore, Inc. 4.25% 6/1/2031[9]		375	335
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027[6,9]		11,562	11,591
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[6,9]		6,513	6,665
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031[9]		655	688
Axiata SPV2 Berhad 2.163% 8/19/2030		251	214
Azerbaijan (Republic of) 3.50% 9/1/2032		910	792
B&G Foods, Inc. 5.25% 4/1/2025		54	53
B&G Foods, Inc. 5.25% 9/15/2027		940	855
B&G Foods, Inc. 8.00% 9/15/2028[9]		315	331
Banco Santander, SA 5.147% 8/18/2025		800	796
Bangkok Bank Public Co., Ltd. 4.05% 3/19/2024		1,210	1,206
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[1]		9,880	8,789
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[1,9]		290	258
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056[5,6]		1,412	1,504
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]		6,808	6,240
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[1]		1,674	1,685
Bank of America Corp. 2.592% 4/29/2031 (USD-SOFR + 2.15% on 4/29/2030)[1]		4,016	3,463
Bank of America Corp. 1.898% 7/23/2031 (USD-SOFR + 1.53% on 7/23/2030)[1]		5,580	4,568
Bank of America Corp. 5.872% 9/15/2034 (USD-SOFR + 1.84% on 9/15/2033)[1]		6,806	7,129
Bank of Ireland Group PLC 6.253% 9/16/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 9/16/2025)[1,9]		350	354
Barclays PLC 6.692% 9/13/2034 (USD-SOFR + 2.62% on 9/13/2033)[1]		3,500	3,744
BAT Capital Corp. 3.215% 9/6/2026		2	2
BAT Capital Corp. 3.557% 8/15/2027		2,450	2,340
BAT Capital Corp. 3.462% 9/6/2029		5,900	5,440
BAT Capital Corp. 6.421% 8/2/2033		1,288	1,349
BAT Capital Corp. 7.079% 8/2/2043		2,250	2,392
Bath & Body Works, Inc. 6.625% 10/1/2030[9]		565	578
Bath & Body Works, Inc. 6.875% 11/1/2035		553	561
Bath & Body Works, Inc. 6.75% 7/1/2036		315	317
Bausch + Lomb Corp., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.71% 5/10/2027[5,11]		369	366
Bausch Health Americas, Inc. 9.25% 4/1/2026[9]		1,452	1,330
Bausch Health Americas, Inc. 8.50% 1/31/2027[9]		40	22
Bausch Health Companies, Inc. 5.50% 11/1/2025[9]		1,780	1,630
Bausch Health Companies, Inc. 9.00% 12/15/2025[9]		175	164
Bausch Health Companies, Inc. 5.75% 8/15/2027[9]		315	204
Bausch Health Companies, Inc. 7.25% 5/30/2029[9]		700	321
Bausch Health Companies, Inc. 5.25% 2/15/2031[9]		795	347
Bausch Health Companies, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.706% 2/1/2027[5,11]		292	239
Baxter International, Inc. 2.539% 2/1/2032		7,119	5,973
Bayer US Finance, LLC 6.125% 11/21/2026[9]		4,031	4,100
Bayer US Finance, LLC 6.25% 1/21/2029[9]		1,262	1,291
Bayer US Finance, LLC 6.50% 11/21/2033[9]		1,866	1,930
Bayer US Finance, LLC 6.875% 11/21/2053[9]		1,238	1,320
Berkshire Hathaway Energy Co. 4.60% 5/1/2053		740	661
Berkshire Hathaway Finance Corp. 2.875% 3/15/2032		138	124
Berkshire Hathaway Finance Corp. 3.85% 3/15/2052		770	644
Bharti Airtel International (Netherlands) BV 5.35% 5/20/2024		300	300
BHP Billiton Finance (USA), Ltd. 4.875% 2/27/2026		2,000	2,011
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2026		2,115	2,163
BHP Billiton Finance (USA), Ltd. 4.75% 2/28/2028		1,200	1,213
BHP Billiton Finance (USA), Ltd. 5.10% 9/8/2028		1,335	1,371
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2030		1,005	1,042
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033		760	789
BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053		178	194
Bidvest Group (UK) PLC 3.625% 9/23/2026		3,160	2,939
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[9]		815	773
BlackRock, Inc. 4.75% 5/25/2033		2,750	2,776
Blackstone Holdings Finance Co., LLC 5.90% 11/3/2027[9]		1,485	1,542
Blackstone Holdings Finance Co., LLC 2.50% 1/10/2030[9]		1,125	965
Blackstone Holdings Finance Co., LLC 6.20% 4/22/2033[9]		1,550	1,656
Block, Inc. 2.75% 6/1/2026		450	425

Capital World Bond Fund	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Blue Racer Midstream, LLC 7.625% 12/15/2025[9]	USD	890	$903
BMW Finance NV 2.40% 8/14/2024[9]		3,000	2,943
BMW US Capital, LLC 3.15% 4/18/2024[9]		1,277	1,268
BMW US Capital, LLC 3.90% 4/9/2025[9]		2,500	2,473
BMW US Capital, LLC 5.05% 8/11/2028[9]		2,600	2,650
BMW US Capital, LLC 2.55% 4/1/2031[9]		737	640
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,9]		1,200	1,045
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,9]		10,500	8,890
Boeing Co. 4.875% 5/1/2025		2,337	2,327
Boeing Co. 2.75% 2/1/2026		9,126	8,738
Boeing Co. 2.196% 2/4/2026		500	473
Boeing Co. 2.70% 2/1/2027		2,020	1,906
Boeing Co. 5.04% 5/1/2027		1,099	1,109
Boeing Co. 5.15% 5/1/2030		1,490	1,518
Boeing Co. 3.625% 2/1/2031		1,866	1,734
Boeing Co. 5.705% 5/1/2040		2,000	2,070
Boeing Co. 5.805% 5/1/2050		1,713	1,775
Boeing Co. 5.93% 5/1/2060		1,500	1,556
Bombardier, Inc. 7.125% 6/15/2026[9]		388	387
Bombardier, Inc. 7.875% 4/15/2027[9]		479	480
Bombardier, Inc. 6.00% 2/15/2028[9]		560	546
Bombardier, Inc. 7.50% 2/1/2029[9]		323	329
Bombardier, Inc. 8.75% 11/15/2030[9]		360	384
Borr IHC, Ltd. 10.00% 11/15/2028[9]		1,020	1,066
Boston Properties, LP 2.90% 3/15/2030		98	84
Boston Properties, LP 2.55% 4/1/2032		531	423
Boston Properties, LP 2.45% 10/1/2033		117	89
Boston Properties, LP 6.50% 1/15/2034		1,676	1,770
Boston Scientific Corp. 3.45% 3/1/2024		1,217	1,212
Boston Scientific Corp. 2.65% 6/1/2030		1,151	1,028
Boston Scientific Corp. 4.70% 3/1/2049		119	115
Boxer Parent Co., Inc. 9.125% 3/1/2026[9]		1,000	1,005
Boyd Gaming Corp. 4.75% 6/15/2031[9]		260	239
Boyne USA, Inc. 4.75% 5/15/2029[9]		1,535	1,445
BP Capital Markets America, Inc. 4.893% 9/11/2033		3,060	3,115
BPCE SA 2.045% 10/19/2027 (USD-SOFR + 1.087% on 10/19/2026)[1,9]		7,500	6,813
BPCE SA 6.714% 10/19/2029 (USD-SOFR + 2.27% on 10/19/2028)[1,9]		3,000	3,162
Brand Industrial Services, Inc. 10.375% 8/1/2030[9]		350	371
Brand Industrial Services, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.50%) 10.877% 8/1/2030[5,11]		175	174
Braskem Idesa SAPI 7.45% 11/15/2029		5,000	3,148
Braskem Netherlands Finance BV 4.50% 1/31/2030		4,476	3,480
Braskem Netherlands Finance BV 8.50% 1/12/2031[9]		5,000	4,656
Braskem Netherlands Finance BV 8.50% 1/12/2031		3,153	2,936
Bread Financial Holdings, Inc. 9.75% 3/15/2029[9]		200	207
Bristol-Myers Squibb Co. 5.90% 11/15/2033		5,997	6,536
Bristol-Myers Squibb Co. 6.25% 11/15/2053		1,011	1,158
British Columbia (Province of) 4.20% 7/6/2033		8,014	7,915
Broadcom Corp. 3.875% 1/15/2027		1,667	1,628
Broadcom, Inc. 4.00% 4/15/2029[9]		6,888	6,654
Broadcom, Inc. 4.75% 4/15/2029		1,950	1,956
Broadcom, Inc. 3.419% 4/15/2033[9]		3,875	3,405
Broadcom, Inc. 3.469% 4/15/2034[9]		983	856
Brookfield Property REIT, Inc. 5.75% 5/15/2026[9]		580	564
Brookfield Property REIT, Inc. 4.50% 4/1/2027[9]		310	279
BWX Technologies, Inc. 4.125% 4/15/2029[9]		510	466
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[5,6,9]		8,630	8,417
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[5,6,9]		6,464	6,326
Caesars Entertainment, Inc. 8.125% 7/1/2027[9]		475	487
Caesars Entertainment, Inc. 4.625% 10/15/2029[9]		425	384
Caesars Entertainment, Inc. 7.00% 2/15/2030[9]		1,144	1,174
Caisse d’Amortissement de la Dette Sociale 4.00% 1/25/2026[9]		1,861	1,847
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[1,9]		6,825	6,968
California Resources Corp. 7.125% 2/1/2026[9]		820	832
Callon Petroleum Co. 7.50% 6/15/2030[9]		225	227
Canadian National Railway Co. 5.85% 11/1/2033		725	797
Canadian National Railway Co. 6.125% 11/1/2053		208	249

16	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Canadian Pacific Railway Co. 1.75% 12/2/2026	USD	1,408	$1,299
Canadian Pacific Railway Co. 3.10% 12/2/2051		2,136	1,545
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[9]		255	219
Carnival Corp. 5.75% 3/1/2027[9]		525	512
Carnival Corp. 4.00% 8/1/2028[9]		375	349
Carnival Corp. 6.00% 5/1/2029[9]		1,270	1,223
Carnival Corp. 10.50% 6/1/2030[9]		71	78
Carrier Global Corp. 5.80% 11/30/2025[9]		500	507
Carrier Global Corp. 2.493% 2/15/2027		167	157
Carrier Global Corp. 2.722% 2/15/2030		706	632
Carrier Global Corp. 2.70% 2/15/2031		103	90
Carrier Global Corp. 5.90% 3/15/2034[9]		473	512
Carrier Global Corp. 3.377% 4/5/2040		989	797
Carrier Global Corp. 3.577% 4/5/2050		49	38
Carrier Global Corp. 6.20% 3/15/2054[9]		293	339
Carvana Co. 12.00% PIK 12/1/2028[9,10]		110	93
Catalent Pharma Solutions, Inc. 5.00% 7/15/2027[9]		470	455
Catalent Pharma Solutions, Inc. 3.50% 4/1/2030[9]		585	510
Catalent Pharma Solutions, Inc., Term Loan B4, (1-month USD CME Term SOFR + 3.50%) 8.36% 2/22/2028[5,11]		116	116
CCO Holdings, LLC 5.125% 5/1/2027[9]		800	773
CCO Holdings, LLC 5.00% 2/1/2028[9]		250	239
CCO Holdings, LLC 4.75% 3/1/2030[9]		495	453
CCO Holdings, LLC 4.50% 8/15/2030[9]		713	644
CCO Holdings, LLC 4.25% 2/1/2031[9]		920	805
CCO Holdings, LLC 4.75% 2/1/2032[9]		725	640
CCO Holdings, LLC 4.50% 5/1/2032		10	9
CCO Holdings, LLC 4.50% 6/1/2033[9]		850	720
CCO Holdings, LLC 4.25% 1/15/2034[9]		675	549
Celanese US Holdings, LLC 6.35% 11/15/2028		598	628
Celanese US Holdings, LLC 6.55% 11/15/2030		577	611
Celanese US Holdings, LLC 6.379% 7/15/2032		1,379	1,459
Celanese US Holdings, LLC 6.70% 11/15/2033		627	680
Cencora, Inc. 2.70% 3/15/2031		3,838	3,368
Centene Corp. 4.625% 12/15/2029		1,033	992
CenterPoint Energy Houston Electric, LLC 3.60% 3/1/2052		741	589
Central Garden & Pet Co. 4.125% 10/15/2030		725	660
Central Garden & Pet Co. 4.125% 4/30/2031[9]		185	164
CFG Investments, Ltd., Series 2023-1, Class A, 8.56% 7/25/2034[6,9]		6,154	6,232
Charles Schwab Corp. (The) 6.196% 11/17/2029 (USD-SOFR + 1.878% on 11/17/2028)[1]		3,075	3,226
Charter Communications Operating, LLC 2.80% 4/1/2031		3,800	3,208
Charter Communications Operating, LLC 2.30% 2/1/2032		2,900	2,310
Charter Communications Operating, LLC 3.70% 4/1/2051		1,500	977
Charter Communications Operating, LLC 5.25% 4/1/2053		8,625	7,235
Cheniere Energy Partners, LP 3.25% 1/31/2032		121	103
Chesapeake Energy Corp. 5.875% 2/1/2029[9]		1,760	1,727
Chesapeake Energy Corp. 6.75% 4/15/2029[9]		315	318
Chevron Corp. 1.995% 5/11/2027		1,048	973
Chevron Corp. 2.236% 5/11/2030		4,852	4,301
Chevron USA, Inc. 1.018% 8/12/2027		3,176	2,826
Chile (Republic of) 2.75% 1/31/2027		200	189
Chile (Republic of) 4.34% 3/7/2042		715	641
Chile (Republic of) 4.00% 1/31/2052		335	276
CHS / Community Health Systems, Inc. 5.625% 3/15/2027[9]		670	623
CHS / Community Health Systems, Inc. 10.875% 1/15/2032[9]		170	178
Cigna Group (The) 4.125% 11/15/2025		2,615	2,583
CITGO Petroleum Corp. 8.375% 1/15/2029[9]		385	396
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[5,6,9]		8,128	8,241
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028[5,6,9]		5,275	5,429
Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)[1]		8,832	8,684
Citigroup, Inc. 3.106% 4/8/2026 (USD-SOFR + 2.842% on 3/8/2026)[1]		12,965	12,607
Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[1]		13,050	11,948
Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[1]		2,520	2,246
Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[1]		4,118	4,408
Civitas Resources, Inc. 5.00% 10/15/2026[9]		200	194
Civitas Resources, Inc. 8.625% 11/1/2030[9]		55	58

Capital World Bond Fund	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Civitas Resources, Inc. 8.75% 7/1/2031[9]	USD	765	$815
CK Hutchison International (20), Ltd. 3.375% 5/8/2050		250	191
CK Hutchison International (23), Ltd. 4.75% 4/21/2028[9]		1,855	1,859
CK Hutchison International (23), Ltd. 4.875% 4/21/2033		1,200	1,204
Clarios Global, LP 8.50% 5/15/2027[9]		550	553
Clarivate Science Holdings Corp. 4.875% 7/1/2029[9]		275	258
Clean Harbors, Inc. 6.375% 2/1/2031[9]		319	324
Cleveland Electric Illuminating Co. (The) 3.50% 4/1/2028[9]		1,069	1,002
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[9]		143	133
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[9]		593	537
Cloud Software Group, Inc. 6.50% 3/31/2029[9]		1,500	1,430
Cloud Software Group, Inc. 9.00% 9/30/2029[9]		2,250	2,140
Cloud Software Group, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.948% 3/30/2029[5,11]		698	685
CNX Resources Corp. 7.25% 3/14/2027[9]		1,035	1,046
Coca-Cola Co. 1.375% 3/15/2031		987	814
Coca-Cola Co. 2.50% 3/15/2051		710	477
Coinbase Global, Inc. 3.375% 10/1/2028[9]		460	389
Coinbase Global, Inc. 3.625% 10/1/2031[9]		585	453
Colombia (Republic of) 8.00% 4/20/2033		290	317
Colombia (Republic of) 7.50% 2/2/2034		615	651
Colombia (Republic of) 8.00% 11/14/2035		640	701
Colombia (Republic of) 5.00% 6/15/2045		1,676	1,306
Colombia (Republic of) 5.20% 5/15/2049		664	521
Columbia Pipelines Operating Co., LLC 6.036% 11/15/2033[9]		1,084	1,136
Comcast Corp. 3.95% 10/15/2025		4,395	4,337
Comcast Corp. 4.55% 1/15/2029		2,600	2,613
Comcast Corp. 1.95% 1/15/2031		642	542
Comcast Corp. 1.50% 2/15/2031		5,500	4,509
Comcast Corp. 4.80% 5/15/2033		800	810
Comcast Corp. 5.35% 5/15/2053		473	490
Commonwealth Bank of Australia 2.688% 3/11/2031[9]		17,875	14,717
CommScope Technologies, LLC 6.00% 6/15/2025[9]		875	714
CommScope, Inc. 6.00% 3/1/2026[9]		215	192
CommScope, Inc. 8.25% 3/1/2027[9]		157	83
CommScope, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.72% 4/6/2026[5,11]		165	147
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[9]		2,895	2,738
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[9]		475	431
Comstock Resources, Inc. 6.75% 3/1/2029[9]		1,260	1,154
Comstock Resources, Inc. 5.875% 1/15/2030[9]		340	295
Conagra Brands, Inc. 5.30% 11/1/2038		1,511	1,482
Conagra Brands, Inc. 5.40% 11/1/2048		1,411	1,368
Connect Finco SARL 6.75% 10/1/2026[9]		720	716
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.637% 5/25/2043[5,6,9]		10,596	10,825
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, (30-day Average USD-SOFR + 3.55%) 8.887% 5/25/2043[5,6,9]		5,185	5,529
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[5,6,9]		6,705	6,757
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M2, (30-day Average USD-SOFR + 3.10%) 8.437% 6/25/2043[5,6,9]		1,957	2,048
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[5,6,9]		10,963	11,015
ConocoPhillips Co. 3.80% 3/15/2052		2,495	2,018
ConocoPhillips Co. 5.30% 5/15/2053		1,122	1,154
ConocoPhillips Co. 5.55% 3/15/2054		424	451
Constellation Brands, Inc. 4.35% 5/9/2027		1,305	1,295
Constellation Brands, Inc. 2.875% 5/1/2030		839	752
Constellation Brands, Inc. 2.25% 8/1/2031		1,859	1,563
Constellation Brands, Inc. 4.75% 5/9/2032		813	810
Constellation Brands, Inc. 4.90% 5/1/2033		1,756	1,768
Consumers Energy Co. 4.625% 5/15/2033		1,550	1,548
Corebridge Financial, Inc. 3.50% 4/4/2025		157	153
Corebridge Financial, Inc. 3.65% 4/5/2027		548	527
Corebridge Financial, Inc. 3.85% 4/5/2029		746	704
Corebridge Financial, Inc. 3.90% 4/5/2032		5,980	5,410
Corebridge Financial, Inc. 4.35% 4/5/2042		162	138
Corebridge Financial, Inc. 4.40% 4/5/2052		390	328

18	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
CoreLogic, Inc. 4.50% 5/1/2028[9]	USD	990	$868
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 11.97% 6/4/2029[5,11]		300	270
Corporate Office Properties, LP 2.25% 3/15/2026		1,048	978
Corporate Office Properties, LP 2.00% 1/15/2029		511	426
Corporate Office Properties, LP 2.90% 12/1/2033		1,075	840
Coty, Inc. 4.75% 1/15/2029[9]		510	487
Coty, Inc. 6.625% 7/15/2030[9]		625	642
Covanta Holding Corp. 4.875% 12/1/2029[9]		145	127
CPPIB Capital, Inc. 4.25% 7/20/2028[9]		963	966
CPS Auto Receivables Trust, Series 2022-C, Class B, 4.88% 4/15/2030[6,9]		2,188	2,169
Credit Acceptance Corp. 9.25% 12/15/2028[9]		275	293
Crédit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026)[1,9]		2,988	2,753
Crescent Energy Finance, LLC 9.25% 2/15/2028[9]		1,614	1,676
CRH America, Inc. 5.125% 5/18/2045[9]		3,000	2,993
Crown Castle, Inc. 5.00% 1/11/2028		2,336	2,329
Crown Castle, Inc. 2.50% 7/15/2031		1,074	896
CSN Resources SA 8.875% 12/5/2030[9]		350	365
CSX Corp. 4.25% 3/15/2029		3,355	3,355
CSX Corp. 4.10% 11/15/2032		556	541
CSX Corp. 5.20% 11/15/2033		2,068	2,158
CSX Corp. 2.50% 5/15/2051		289	187
Cushman & Wakefield U.S. Borrower, LLC 6.75% 5/15/2028[9]		700	697
Cushman & Wakefield U.S. Borrower, LLC 8.875% 9/1/2031[9]		300	318
Cushman & Wakefield U.S. Borrower, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.00%) 9.356% 1/31/2030[5,11]		110	110
CVR Partners, LP 6.125% 6/15/2028[9]		140	131
CVS Health Corp. 3.25% 8/15/2029		1,798	1,677
CVS Health Corp. 5.125% 2/21/2030		3,000	3,048
CVS Health Corp. 5.25% 2/21/2033		1,227	1,255
CVS Health Corp. 5.30% 6/1/2033		4,984	5,117
CVS Health Corp. 5.875% 6/1/2053		800	842
CVS Health Corp. 6.00% 6/1/2063		94	100
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[9]		6,550	6,316
Daimler Trucks Finance North America, LLC 5.125% 1/19/2028[9]		191	192
Daimler Trucks Finance North America, LLC 5.40% 9/20/2028[9]		982	1,002
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[9]		2,625	2,180
Daimler Trucks Finance North America, LLC 5.50% 9/20/2033[9]		628	640
Darling Ingredients, Inc. 6.00% 6/15/2030[9]		1,500	1,502
Deutsche Bank AG 7.146% 7/13/2027 (USD-SOFR + 2.52% on 7/13/2026)[1]		714	742
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		10,009	9,158
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[1]		850	891
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[1]		1,500	1,580
Diamond Sports Group, LLC 6.625% 8/15/2027[3,9]		1,240	65
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%) 12.86% 8/11/2028[5,9,11]		693	714
DIRECTV Financing, LLC 5.875% 8/15/2027[9]		660	621
DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.65% 8/2/2027[5,11]		662	664
Discover Financial Services 7.964% 11/2/2034 (USD-SOFR Index + 3.37% on 11/2/2033)[1]		1,550	1,725
DISH DBS Corp. 5.875% 11/15/2024		1,525	1,431
DISH DBS Corp. 7.75% 7/1/2026		690	481
DISH Network Corp. 11.75% 11/15/2027[9]		2,785	2,909
Dominican Republic 5.875% 1/30/2060		3,720	3,227
Dow Chemical Co. (The) 4.80% 5/15/2049		495	455
Dow Chemical Co. (The) 3.60% 11/15/2050		485	375
DTE Energy Co. 3.00% 3/1/2032		3,414	3,029
Duke Energy Carolinas, LLC 5.35% 1/15/2053		619	635
Duke Energy Florida, LLC 5.875% 11/15/2033		1,642	1,771
Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[9]		152	142
Ecopetrol SA 6.875% 4/29/2030		9,510	9,436
Edison International 4.125% 3/15/2028		4,928	4,764
Edison International 5.25% 11/15/2028		3,672	3,698
Edison International 6.95% 11/15/2029		3,310	3,595
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2027)[1]		475	443
EDP Finance BV 6.30% 10/11/2027[9]		2,730	2,866
Egypt (Arab Republic of) 6.588% 2/21/2028		1,627	1,252

Capital World Bond Fund	19

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. dollars (continued)
Egypt (Arab Republic of) 7.053% 1/15/2032	USD	440		$303
EIDP, Inc. 4.50% 5/15/2026		903		900
EIDP, Inc. 4.80% 5/15/2033		1,322		1,337
Electricité de France SA 3.625% 10/13/2025[9]		760		742
Electricité de France SA 4.50% 9/21/2028[9]		200		197
Electricité de France SA 4.875% 1/22/2044[9]		325		293
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[1,9]		2,000		2,238
Element Solutions, Inc. 3.875% 9/1/2028[9]		650		599
Elevance Health, Inc. 4.10% 5/15/2032		1,478		1,412
Elevance Health, Inc. 4.75% 2/15/2033		466		466
Elevance Health, Inc. 4.55% 5/15/2052		657		600
Elevance Health, Inc. 5.125% 2/15/2053		206		207
Eli Lilly and Co. 3.375% 3/15/2029		583		561
Eli Lilly and Co. 4.70% 2/27/2033		1,409		1,445
Eli Lilly and Co. 4.875% 2/27/2053		335		347
Embarq Corp. 7.995% 6/1/2036		625		391
Enbridge, Inc. 6.70% 11/15/2053		1,310		1,525
Endo DAC 6.00% 6/30/2028[3,9]		625		45
Endo Luxembourg Finance Co. I SARL 6.125% 4/1/2029[9]		805		516
Energizer Holdings, Inc. 4.375% 3/31/2029[9]		430		385
Energy Transfer, LP 8.00% 4/1/2029[9]		390		406
Energy Transfer, LP 6.55% 12/1/2033		885		962
Energy Transfer, LP 6.50% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.694% on 11/15/2026)[1]		254		242
Enfragen Energia Sur SA 5.375% 12/30/2030		9,982		7,807
ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026[9]		1,300		1,220
ENN Energy Holdings, Ltd. 2.625% 9/17/2030[9]		200		171
Enova International, Inc. 11.25% 12/15/2028[9]		275		284
EQM Midstream Partners, LP 6.50% 7/1/2027[9]		1,200		1,223
EQM Midstream Partners, LP 4.75% 1/15/2031[9]		130		121
EQM Midstream Partners, LP 6.50% 7/15/2048		300		308
EQT Corp. 5.70% 4/1/2028		801		814
Equinix, Inc. 2.15% 7/15/2030		1,250		1,060
Equinix, Inc. 3.00% 7/15/2050		2,889		1,964
EquipmentShare.com, Inc. 9.00% 5/15/2028[9]		675		695
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024[3]		750		510
European Investment Bank 4.50% 10/16/2028		3,000		3,068
Exeter Automobile Receivables Trust, Series 2023-5, Class B, 6.58% 4/17/2028[6]		487		494
Export-Import Bank of India 5.50% 1/18/2033		2,000		2,072
Export-Import Bank of Korea 4.50% 9/15/2032		800		800
Export-Import Bank of Korea 5.125% 1/11/2033		1,830		1,903
Exxon Mobil Corp. 3.452% 4/15/2051		3,100		2,435
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[5,6]		—	[8]	—	[8]
Fannie Mae Pool #MA4237 2.00% 1/1/2051[6]		3,128		2,573
Fannie Mae Pool #FM6293 3.00% 1/1/2051[6]		73		65
Fannie Mae Pool #BR6309 2.50% 4/1/2051[6]		6,384		5,447
Fannie Mae Pool #CB0046 3.00% 4/1/2051[6]		11,662		10,346
Fannie Mae Pool #BV8017 4.50% 8/1/2052[6]		52,232		50,667
Fannie Mae Pool #BV8055 4.50% 9/1/2052[6]		23,846		23,132
Fannie Mae Pool #BV0952 4.50% 9/1/2052[6]		1,600		1,552
Fannie Mae Pool #CB4852 4.50% 10/1/2052[6]		10,227		9,921
Fannie Mae Pool #BW1215 4.50% 10/1/2052[6]		3,865		3,750
Fannie Mae Pool #BX0097 4.50% 10/1/2052[6]		922		896
Fannie Mae Pool #BW9458 4.50% 10/1/2052[6]		225		219
Fannie Mae Pool #MA4840 4.50% 12/1/2052[6]		15,662		15,193
Fannie Mae Pool #FS5675 4.50% 1/1/2053[6]		45,902		44,527
Fannie Mae Pool #MA4919 5.50% 2/1/2053[6]		216		217
Fannie Mae Pool #MA5010 5.50% 5/1/2053[6]		37		37
Fannie Mae Pool #BW9637 5.00% 6/1/2053[6]		18,650		18,476
Fannie Mae Pool #MA5039 5.50% 6/1/2053[6]		131		132
Fannie Mae Pool #MA5071 5.00% 7/1/2053[6]		18,618		18,423
Fannie Mae Pool #MA5072 5.50% 7/1/2053[6]		491		493
Fertitta Entertainment, LLC 4.625% 1/15/2029[9]		295		268
Fertitta Entertainment, LLC 6.75% 1/15/2030[9]		325		286
FibraSOMA 4.375% 7/22/2031		2,800		2,124
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[2,5,11]		545		537

20	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[2,5,11]	USD	15	$15
First Quantum Minerals, Ltd. 6.875% 3/1/2026[9]		297	266
First Quantum Minerals, Ltd. 6.875% 10/15/2027[9]		830	707
First Quantum Minerals, Ltd. 8.625% 6/1/2031[9]		5,000	4,244
First Student Bidco, Inc. 4.00% 7/31/2029[9]		630	547
First Student Bidco, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.00%) 8.61% 7/21/2028[5,11]		213	212
FirstEnergy Corp. 2.65% 3/1/2030		3,467	2,999
FirstEnergy Corp. 2.25% 9/1/2030		2,775	2,340
FirstEnergy Corp. 3.40% 3/1/2050		3,322	2,345
FirstEnergy Transmission, LLC 4.35% 1/15/2025[9]		5,996	5,904
FirstEnergy Transmission, LLC 2.866% 9/15/2028[9]		3,862	3,505
Five Corners Funding Trust II 2.85% 5/15/2030[9]		3,500	3,097
Five Corners Funding Trust IV 5.997% 2/15/2053[9]		500	542
Florida Power & Light Co. 5.10% 4/1/2033		1,165	1,203
Florida Power & Light Co. 2.875% 12/4/2051		1,343	933
Ford Motor Co. 3.25% 2/12/2032		145	121
Ford Motor Co. 6.10% 8/19/2032		625	630
Ford Motor Credit Co., LLC 3.664% 9/8/2024		65	64
Ford Motor Credit Co., LLC 3.375% 11/13/2025		200	191
Ford Motor Credit Co., LLC 6.95% 3/6/2026		400	410
Ford Motor Credit Co., LLC 6.95% 6/10/2026		400	411
Ford Motor Credit Co., LLC 4.542% 8/1/2026		685	664
Ford Motor Credit Co., LLC 4.95% 5/28/2027		995	971
Ford Motor Credit Co., LLC 4.125% 8/17/2027		400	379
Ford Motor Credit Co., LLC 7.35% 11/4/2027		400	422
Ford Motor Credit Co., LLC 2.90% 2/16/2028		185	166
Ford Motor Credit Co., LLC 6.80% 5/12/2028		600	627
Ford Motor Credit Co., LLC 6.798% 11/7/2028		412	431
Ford Motor Credit Co., LLC 5.113% 5/3/2029		1,620	1,577
Ford Motor Credit Co., LLC 7.20% 6/10/2030		250	267
Ford Motor Credit Co., LLC 4.00% 11/13/2030		1,020	916
Ford Motor Credit Co., LLC 7.122% 11/7/2033		330	356
Fortrea Holdings, Inc. 7.50% 7/1/2030[9]		300	308
Fortrea Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 7/1/2030[5,11]		583	583
Fortune Brands Innovations, Inc. 5.875% 6/1/2033		1,500	1,568
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[6]		27,575	26,329
Freddie Mac Pool #RB5111 2.00% 5/1/2041[6]		61,287	52,555
Freddie Mac Pool #RB0546 2.00% 5/1/2041[6]		643	552
Freddie Mac Pool #QC3315 2.50% 6/1/2051[6]		1,898	1,629
Freddie Mac Pool #QD3310 3.00% 12/1/2051[6]		20	18
Freddie Mac Pool #SD8214 3.50% 5/1/2052[6]		4,998	4,587
Freddie Mac Pool #SD8276 5.00% 12/1/2052[6]		24,161	23,921
Freddie Mac Pool #SD8331 5.50% 6/1/2053[6]		581	584
Freddie Mac Pool #SD8341 5.00% 7/1/2053[6]		23,060	22,819
Freddie Mac Pool #SD8342 5.50% 7/1/2053[6]		2,204	2,213
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1B, (30-day Average USD-SOFR + 2.90%) 8.237% 4/25/2042[5,6,9]		2,858	2,940
Frontier Communications Holdings, LLC 6.75% 5/1/2029[9]		408	365
Frontier Communications Holdings, LLC 5.875% 11/1/2029		50	42
FXI Holdings, Inc. 12.25% 11/15/2026[9]		1,315	1,174
Gabonese Republic 7.00% 11/24/2031[9]		790	661
Gartner, Inc. 3.75% 10/1/2030[9]		168	149
GC Treasury Center Co., Ltd. 4.40% 3/30/2032[9]		300	274
GE HealthCare Technologies, Inc. 5.65% 11/15/2027		1,150	1,191
GE HealthCare Technologies, Inc. 5.905% 11/22/2032		1,250	1,334
GE HealthCare Technologies, Inc. 6.377% 11/22/2052		225	262
General Dynamics Corp. 3.75% 5/15/2028		1,927	1,893
General Dynamics Corp. 3.625% 4/1/2030		871	837
General Motors Financial Co., Inc. 2.40% 4/10/2028		6,870	6,169
Genesis Energy, LP 8.00% 1/15/2027		1,142	1,162
Genesis Energy, LP 7.75% 2/1/2028		40	40
Genesis Energy, LP 8.25% 1/15/2029		525	541
Genesis Energy, LP 8.875% 4/15/2030		493	510
GeoPark, Ltd. 5.50% 1/17/2027		20,500	18,170
Georgia (Republic of) 2.75% 4/22/2026[9]		2,535	2,382
Georgia Power Co. 4.95% 5/17/2033		5,341	5,388

Capital World Bond Fund	21

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Gilead Sciences, Inc. 5.25% 10/15/2033	USD	2,608	$2,719
Gilead Sciences, Inc. 5.55% 10/15/2053		1,217	1,320
Glencore Funding, LLC 1.625% 4/27/2026[9]		3,893	3,610
Glencore Funding, LLC 2.625% 9/23/2031[9]		1,100	934
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[6,9]		4,938	4,549
Go Daddy Operating Co., LLC 5.25% 12/1/2027[9]		150	147
Go Daddy Operating Co., LLC 3.50% 3/1/2029[9]		800	725
Goldman Sachs Group, Inc. 6.484% 10/24/2029 (USD-SOFR + 1.77% on 10/24/2028)[1]		3,823	4,059
Goldman Sachs Group, Inc. 2.615% 4/22/2032 (USD-SOFR + 1.281% on 4/22/2031)[1]		1,639	1,376
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[1]		4,149	3,563
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[6]		10,682	9,209
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[6]		6,533	5,619
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[6]		3,842	3,294
Government National Mortgage Assn. Pool #785813 2.50% 12/20/2051[6]		26,415	22,835
Government National Mortgage Assn. Pool #MA8947 5.00% 6/20/2053[6]		251	249
Government National Mortgage Assn. Pool #MA9240 5.00% 10/20/2053[6]		36,550	36,290
Government National Mortgage Assn. 6.50% 1/1/2054[6,12]		66,905	68,497
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[6]		5,090	3,883
Gray Television, Inc. 5.875% 7/15/2026[9]		815	794
Gray Television, Inc. 7.00% 5/15/2027[9]		450	428
Greystar Real Estate Partners, LLC 7.75% 9/1/2030[9]		550	577
Grifols SA 4.75% 10/15/2028[9]		440	400
Group 1 Automotive, Inc. 4.00% 8/15/2028[9]		340	316
Grupo Energia Bogota SA ESP 4.875% 5/15/2030[9]		2,300	2,177
GTCR (AP) Finance, Inc. 8.00% 5/15/2027[9]		486	492
GTCR W Merger Sub, LLC, Term Loan B, (1-month USD CME Term SOFR + 3.00%) 8.334% 9/20/2030[5,11]		275	276
GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[9]		825	872
Hanesbrands, Inc. 9.00% 2/15/2031[9]		363	356
Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 3/8/2030[5,11]		618	618
Harbour Energy PLC 5.50% 10/15/2026[9]		480	470
Harvest Midstream I, LP 7.50% 9/1/2028[9]		587	584
HAT Holdings I, LLC 8.00% 6/15/2027[9]		425	443
Hertz Vehicle Financing III, LLC, Series 2022-3A, Class A, 3.37% 3/25/2025[6,9]		2,357	2,349
Hess Midstream Operations, LP 4.25% 2/15/2030[9]		110	101
Hess Midstream Operations, LP 5.50% 10/15/2030[9]		45	44
Hightower Holding, LLC 6.75% 4/15/2029[9]		830	755
Hilcorp Energy I, LP 5.75% 2/1/2029[9]		410	396
Hilcorp Energy I, LP 6.00% 4/15/2030[9]		660	641
Hilcorp Energy I, LP 6.00% 2/1/2031[9]		185	179
Hilcorp Energy I, LP 8.375% 11/1/2033[9]		1,421	1,508
Hilton Domestic Operating Co., Inc. 4.875% 1/15/2030		190	184
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[9]		885	812
Hologic, Inc. 3.25% 2/15/2029[9]		350	318
Home Depot, Inc. 4.50% 12/6/2048		675	637
Honduras (Republic of) 6.25% 1/19/2027		2,732	2,630
Honduras (Republic of) 5.625% 6/24/2030[9]		1,263	1,129
Honeywell International, Inc. 2.30% 8/15/2024		700	688
Honeywell International, Inc. 5.00% 2/15/2033		1,000	1,047
Howard Hughes Corp. (The) 5.375% 8/1/2028[9]		1,022	984
Howard Hughes Corp. (The) 4.125% 2/1/2029[9]		629	562
Howard Hughes Corp. (The) 4.375% 2/1/2031[9]		200	174
Howmet Aerospace, Inc. 5.95% 2/1/2037		615	643
HSBC Holdings PLC 5.887% 8/14/2027 (USD-SOFR + 1.57% on 8/14/2026)[1]		1,400	1,420
HSBC Holdings PLC 4.755% 6/9/2028 (USD-SOFR + 2.11% on 6/9/2027)[1]		21,000	20,704
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)[1]		6,700	5,853
HSBC Holdings PLC 4.95% 3/31/2030		2,300	2,283
HSBC Holdings PLC 3.973% 5/22/2030 (3-month USD CME Term SOFR + 1.872% on 5/22/2029)[1]		3,229	3,019
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[1]		1,229	1,022
HSBC Holdings PLC 5.402% 8/11/2033 (USD-SOFR + 2.87% on 8/11/2032)[1]		2,500	2,512
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[1]		3,000	3,190
HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033)[1]		17,084	18,747
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[1]		1,436	1,549
Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027		2,676	2,512
HUB International, Ltd. 7.00% 5/1/2026[9]		1,955	1,965
HUB International, Ltd. 7.25% 6/15/2030[9]		198	209

22	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
HUB International, Ltd., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.662% 6/20/2030[5,11]	USD	104	$104
Hungary (Republic of) 6.25% 9/22/2032[9]		760	813
Huntington Bancshares, Inc. 6.208% 8/21/2029 (USD-SOFR + 2.02% on 8/21/2028)[1]		3,200	3,302
Huntington Bancshares, Inc., Series F, 5.625% preferred depositary shares (10-year UST Yield Curve Rate T Note Constant Maturity + 4.945% on 7/15/2030)[1]		174	158
Hutchison Whampoa International, Ltd. 7.45% 11/24/2033		200	237
Hyundai Capital America 0.875% 6/14/2024[9]		4,355	4,257
Hyundai Capital America 1.80% 10/15/2025[9]		666	626
Hyundai Capital America 1.50% 6/15/2026[9]		3,387	3,094
Hyundai Capital America 5.60% 3/30/2028[9]		1,600	1,625
Hyundai Capital America 2.00% 6/15/2028[9]		2,187	1,912
Hyundai Capital America 6.50% 1/16/2029[9]		853	901
Icahn Enterprises, LP 6.375% 12/15/2025		588	578
Icahn Enterprises, LP 6.25% 5/15/2026		262	250
Icahn Enterprises, LP 9.75% 1/15/2029[9]		125	128
Indofood CBP Sukses Makmur Tbk PT 3.398% 6/9/2031		280	243
Indofood CBP Sukses Makmur Tbk PT 4.745% 6/9/2051		300	244
Indonesia (Republic of) 4.65% 9/20/2032		1,350	1,352
Indonesia Asahan Aluminium (Persero) PT 6.53% 11/15/2028[9]		1,030	1,081
Indonesia Asahan Aluminium (Persero) PT 5.45% 5/15/2030[9]		6,360	6,424
ING Groep NV 6.114% 9/11/2034 (USD-SOFR + 1.85% on 9/11/2033)[1]		3,000	3,150
Ingersoll-Rand, Inc. 5.40% 8/14/2028		631	651
Ingersoll-Rand, Inc. 5.70% 8/14/2033		1,479	1,565
Ingles Markets, Inc. 4.00% 6/15/2031[9]		1,405	1,241
Inter-American Development Bank 4.50% 5/15/2026		4,054	4,081
Intercontinental Exchange, Inc. 4.00% 9/15/2027		15,260	15,017
Intercontinental Exchange, Inc. 4.35% 6/15/2029		3,950	3,942
Intercontinental Exchange, Inc. 4.60% 3/15/2033		1,970	1,962
Intercontinental Exchange, Inc. 2.65% 9/15/2040		950	709
Intercontinental Exchange, Inc. 4.95% 6/15/2052		707	707
Intercontinental Exchange, Inc. 5.20% 6/15/2062		1,875	1,924
International Flavors & Fragrances, Inc. 1.23% 10/1/2025[9]		2,000	1,853
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[9]		591	518
International Flavors & Fragrances, Inc. 2.30% 11/1/2030[9]		626	518
International Flavors & Fragrances, Inc. 3.268% 11/15/2040[9]		2,025	1,453
International Flavors & Fragrances, Inc. 3.468% 12/1/2050[9]		1,674	1,146
Interstate Power and Light Co. 2.30% 6/1/2030		4,150	3,556
Intesa Sanpaolo SpA 3.25% 9/23/2024[9]		7,125	6,997
Intesa Sanpaolo SpA 7.00% 11/21/2025[9]		1,375	1,410
Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032)[1,9]		1,250	1,357
Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053)[1,9]		4,000	4,129
Invitation Homes Operating Partnership, LP 2.30% 11/15/2028		754	669
Invitation Homes Operating Partnership, LP 2.70% 1/15/2034		514	414
IQVIA, Inc. 5.00% 5/15/2027[9]		630	619
IQVIA, Inc. 6.50% 5/15/2030[9]		200	205
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[9]		755	693
Iron Mountain, Inc. 5.25% 7/15/2030[9]		1,187	1,131
Iron Mountain, Inc. 4.50% 2/15/2031[9]		220	200
Israel (State of) 2.875% 3/16/2026		400	381
Israel (State of) 2.50% 1/15/2030		7,830	6,845
Israel (State of) 2.75% 7/3/2030		4,371	3,871
Israel (State of) 4.50% 1/17/2033		200	190
J. M. Smucker Co. (The) 6.20% 11/15/2033		892	973
J. M. Smucker Co. (The) 6.50% 11/15/2053		374	432
Jacobs Entertainment, Inc. 6.75% 2/15/2029[9]		345	325
Japan Bank for International Cooperation 4.25% 1/26/2026		1,704	1,694
Johnson & Johnson 0.95% 9/1/2027		1,082	966
Johnson & Johnson 1.30% 9/1/2030		3,265	2,742
Johnson & Johnson 2.10% 9/1/2040		1,000	712
Johnson & Johnson 2.25% 9/1/2050		1,659	1,099
Jordan (Hashemite Kingdom of) 7.50% 1/13/2029		1,747	1,774
Jordan (Hashemite Kingdom of) 5.85% 7/7/2030		1,747	1,629
Jordan (Hashemite Kingdom of) 7.375% 10/10/2047		1,165	1,039
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[1]		3,054	2,819
JPMorgan Chase & Co. 4.493% 3/24/2031 (USD-SOFR + 3.79% on 3/24/2030)[1]		5,355	5,225
JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[1]		2,922	2,965

Capital World Bond Fund	23

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
JPMorgan Chase & Co. 3.328% 4/22/2052 (USD-SOFR + 1.58% on 4/22/2051)[1]	USD	4,126	$3,085
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[1]		3,740	3,442
Kazakhstan (Republic of) 6.50% 7/21/2045		1,000	1,146
KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028)[1,9]		525	534
Kennedy-Wilson, Inc. 4.75% 3/1/2029		695	581
Kennedy-Wilson, Inc. 4.75% 2/1/2030		1,575	1,279
KfW 5.125% 9/29/2025		3,971	4,016
KfW 3.875% 6/15/2028		8,000	7,957
Korea Development Bank 4.25% 9/8/2032		690	672
Korea Development Bank 4.375% 2/15/2033		12,300	12,074
Korea Electric Power Corp. 4.00% 6/14/2027[9]		700	685
Korea Housing Finance Corp. 4.625% 2/24/2028[9]		1,270	1,268
Korea National Oil Corp. 4.875% 4/3/2028[9]		200	201
Korea National Oil Corp. 2.625% 4/18/2032		300	254
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[9]		530	517
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[9]		1,540	1,472
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[6,9]		966	965
LAD Auto Receivables Trust, Series 2023-1, Class A3, 5.48% 6/15/2027[6,9]		4,004	4,004
LAD Auto Receivables Trust, Series 2023-4, Class B, 6.39% 10/16/2028[6,9]		1,250	1,272
Lamar Media Corp. 3.75% 2/15/2028		840	791
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[9]		1,025	946
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[9]		375	343
LCM Investments Holdings II, LLC 4.875% 5/1/2029[9]		1,521	1,415
LCM Investments Holdings II, LLC 8.25% 8/1/2031[9]		790	825
Lenovo Group, Ltd. 6.536% 7/27/2032		400	426
Levi Strauss & Co. 3.50% 3/1/2031[9]		760	659
LGI Homes, Inc. 8.75% 12/15/2028[9]		800	851
Light and Wonder International, Inc. 7.00% 5/15/2028[9]		310	313
Light and Wonder International, Inc. 7.50% 9/1/2031[9]		255	266
Linde, Inc. 2.00% 8/10/2050		412	244
Lithia Motors, Inc. 3.875% 6/1/2029[9]		320	289
Live Nation Entertainment, Inc. 4.75% 10/15/2027[9]		820	787
Lloyds Banking Group PLC 3.75% 1/11/2027		2,827	2,716
Lockheed Martin Corp. 5.10% 11/15/2027		1,125	1,162
Lockheed Martin Corp. 5.25% 1/15/2033		2,366	2,511
Lockheed Martin Corp. 4.75% 2/15/2034		368	375
Lockheed Martin Corp. 5.70% 11/15/2054		1,374	1,547
Lockheed Martin Corp. 5.20% 2/15/2055		406	427
LSB Industries, Inc. 6.25% 10/15/2028[9]		925	879
M&T Bank Corp. 7.413% 10/30/2029 (USD-SOFR + 2.80% on 10/30/2028)[1]		1,574	1,694
M&T Bank Corp. 5.053% 1/27/2034 (USD-SOFR + 1.85% on 1/27/2033)[1]		4,394	4,165
Macquarie Airfinance Holdings, Ltd. 8.125% 3/30/2029[9]		290	303
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[9]		430	379
Marsh & McLennan Companies, Inc. 2.25% 11/15/2030		351	302
Marsh & McLennan Companies, Inc. 2.375% 12/15/2031		616	525
Marsh & McLennan Companies, Inc. 5.40% 9/15/2033		250	263
Marsh & McLennan Companies, Inc. 5.70% 9/15/2053		199	217
Mastercard, Inc. 4.875% 3/9/2028		522	538
Mastercard, Inc. 4.85% 3/9/2033		2,125	2,196
Mastercard, Inc. 2.95% 3/15/2051		772	573
McAfee Corp. 7.375% 2/15/2030[9]		550	503
McDonald’s Corp. 4.60% 9/9/2032		794	802
McDonald’s Corp. 4.95% 8/14/2033		2,365	2,432
McDonald’s Corp. 5.15% 9/9/2052		520	529
Medline Borrower, LP 5.25% 10/1/2029[9]		725	684
Medline Borrower, LP, Term Loan, (3-month USD CME Term SOFR + 3.00%) 8.47% 10/23/2028[5,11]		346	348
Meituan 3.05% 10/28/2030[9]		315	266
Mercedes-Benz Finance North America, LLC 0.75% 3/1/2024[9]		667	662
Mercedes-Benz Finance North America, LLC 5.50% 11/27/2024[9]		333	334
Mercedes-Benz Finance North America, LLC 5.375% 11/26/2025[9]		150	152
Merck & Co., Inc. 1.45% 6/24/2030		4,500	3,762
Merck & Co., Inc. 4.90% 5/17/2044		703	712
Merck & Co., Inc. 5.00% 5/17/2053		286	294
Merck & Co., Inc. 5.15% 5/17/2063		358	374
Merlin Entertainments PLC 5.75% 6/15/2026[9]		440	436
Methanex Corp. 5.125% 10/15/2027		500	489

24	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
MetLife, Inc. 5.375% 7/15/2033	USD	1,500	$1,565
MetLife, Inc. 5.00% 7/15/2052		230	229
Metropolitan Life Global Funding I 0.95% 7/2/2025[9]		666	628
Metropolitan Life Global Funding I 3.45% 12/18/2026[9]		2,310	2,226
Metropolitan Life Global Funding I 1.875% 1/11/2027[9]		1,500	1,371
Metropolitan Life Global Funding I 1.55% 1/7/2031[9]		571	458
Metropolitan Life Global Funding I 5.15% 3/28/2033[9]		900	916
MFB Magyar Fejlesztesi Bank Zartkoruen Mukodo Reszvenytarsasag 6.50% 6/29/2028		2,500	2,578
MGM Resorts International 5.50% 4/15/2027		560	556
Mic Capital Management (Rsc) Seven, Ltd. 5.084% 5/22/2053[9]		200	197
Midas OpCo Holdings, LLC 5.625% 8/15/2029[9]		285	262
Mileage Plus Holdings, LLC 6.50% 6/20/2027[9]		1,096	1,099
Minejesa Capital BV 5.625% 8/10/2037[9]		300	264
Mineral Resources, Ltd. 8.125% 5/1/2027[9]		156	159
Mineral Resources, Ltd. 8.00% 11/1/2027[9]		1,284	1,318
Mineral Resources, Ltd. 9.25% 10/1/2028[9]		620	660
Minerva Luxembourg SA 8.875% 9/13/2033		16,294	17,256
MISC Capital Two (Labuan), Ltd. 3.625% 4/6/2025		500	489
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[9]		10,569	10,183
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027		500	482
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[6,9]		4,994	5,002
Mission Lane Credit Card Master Trust, Series 2023-A, Class B, 8.15% 7/17/2028[6,9]		1,472	1,474
Molina Healthcare, Inc. 4.375% 6/15/2028[9]		625	592
Molina Healthcare, Inc. 3.875% 11/15/2030[9]		460	414
Mongolia (State of) 8.65% 1/19/2028		700	735
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[1]		5,386	4,965
Morgan Stanley 6.407% 11/1/2029 (USD-SOFR + 1.83% on 11/1/2028)[1]		845	896
Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033)[1]		8,954	9,092
Morgan Stanley 6.627% 11/1/2034 (USD-SOFR + 2.05% on 11/1/2033)[1]		6,392	7,080
Mozambique (Republic of) 9.00% 9/15/2031		10,300	8,799
MPT Operating Partnership, LP 5.00% 10/15/2027		605	495
MSCI, Inc. 3.875% 2/15/2031[9]		225	206
MSCI, Inc. 3.625% 11/1/2031[9]		150	132
MSCI, Inc. 3.25% 8/15/2033[9]		200	167
MSWF Commercial Mortgage Trust, Series 2023-2, Class A5, 6.014% 12/15/2056[5,6]		1,952	2,107
MTN (Mauritius) Investments, Ltd. 6.50% 10/13/2026		2,950	2,982
Münchener Rückversicherungs-Gesellschaft AG 5.875% 5/23/2042 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.982% on 5/23/2032)[1,9]		3,000	3,015
MV24 Capital BV 6.748% 6/1/2034		7,257	6,799
Nabors Industries, Inc. 7.375% 5/15/2027[9]		740	726
Nabors Industries, Inc. 9.125% 1/31/2030[9]		635	638
Nasdaq, Inc. 5.35% 6/28/2028		1,608	1,657
Nasdaq, Inc. 5.55% 2/15/2034		874	909
Nasdaq, Inc. 5.95% 8/15/2053		1,823	1,962
Nasdaq, Inc. 6.10% 6/28/2063		3,282	3,552
National Grid PLC 5.809% 6/12/2033		6,600	6,941
NatWest Group PLC 4.445% 5/8/2030 (3-month USD-LIBOR + 1.871% on 5/5/2029)[1,13]		8,625	8,272
NatWest Group PLC 6.016% 3/2/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 3/2/2033)[1]		5,000	5,255
Navient Corp. 5.00% 3/15/2027		380	367
Navient Corp. 4.875% 3/15/2028		1,550	1,442
Navient Corp. 11.50% 3/15/2031		455	499
NBM US Holdings, Inc. 7.00% 5/14/2026[2]		19,816	20,055
NCR Atleos Corp. 9.50% 4/1/2029[9]		566	602
NCR Atleos, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.75%) 10.206% 3/27/2029[5,11]		300	300
Nederlandse Waterschapsbank NV 4.875% 2/24/2025[9]		9,671	9,669
Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[9]		540	519
Nestle Skin Health SA, Term Loan B3, (1-month USD CME Term SOFR + 3.50%) 8.948% 10/1/2026[5,11]		1,987	2,001
Netflix, Inc. 4.875% 4/15/2028		218	221
Netflix, Inc. 5.875% 11/15/2028		247	261
Netflix, Inc. 5.375% 11/15/2029[9]		1,918	1,984
New Fortress Energy, Inc. 6.75% 9/15/2025[9]		970	963
New Fortress Energy, Inc. 6.50% 9/30/2026[9]		1,870	1,798
New Fortress Energy, Inc., Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.39% 10/30/2028[5,11]		415	410
New York Life Global Funding 0.95% 6/24/2025[9]		842	796
New York Life Global Funding 0.85% 1/15/2026[9]		750	694

Capital World Bond Fund	25

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
New York Life Global Funding 1.20% 8/7/2030[9]	USD	11,090	$8,903
New York Life Global Funding 4.55% 1/28/2033[9]		295	291
Nexstar Media, Inc. 4.75% 11/1/2028[9]		987	910
NFP Corp. 6.875% 8/15/2028[9]		1,373	1,397
NGL Energy Operating, LLC 7.50% 2/1/2026[9]		2,155	2,178
NGL Energy Partners, LP 7.50% 4/15/2026		300	299
Nigeria (Republic of) 8.25% 9/28/2051		1,910	1,573
Noble Finance II, LLC 8.00% 4/15/2030[9]		225	234
NongHyup Bank 4.875% 7/3/2028[9]		3,525	3,548
Nordea Bank ABP 3.60% 6/6/2025[9]		4,575	4,488
Norfolk Southern Corp. 5.05% 8/1/2030		1,614	1,654
Norfolk Southern Corp. 5.35% 8/1/2054		3,781	3,935
Northern Oil and Gas, Inc. 8.125% 3/1/2028[9]		1,195	1,211
Northern Oil and Gas, Inc. 8.75% 6/15/2031[9]		360	375
Northrop Grumman Corp. 3.25% 1/15/2028		2,955	2,826
Northrop Grumman Corp. 4.70% 3/15/2033		2,215	2,235
Northrop Grumman Corp. 4.95% 3/15/2053		967	959
Novartis Capital Corp. 2.20% 8/14/2030		4,000	3,523
Novelis Corp. 4.75% 1/30/2030[9]		290	273
Novelis Corp. 3.875% 8/15/2031[9]		230	203
NuStar Logistics, LP 5.625% 4/28/2027		630	628
Nutrien, Ltd. 5.95% 11/7/2025		277	282
Nutrien, Ltd. 4.90% 3/27/2028		573	579
Nutrien, Ltd. 5.80% 3/27/2053		206	221
Occidental Petroleum Corp. 6.375% 9/1/2028		920	968
OCI NV 6.70% 3/16/2033[9]		699	715
OCP SA 3.75% 6/23/2031		3,400	2,932
State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		7,560	5,704
Oleoducto Central SA 4.00% 7/14/2027[9]		15,275	14,209
Oleoducto Central SA 4.00% 7/14/2027		3,352	3,118
Olympus Water US Holding Corp. 4.25% 10/1/2028[9]		200	180
Olympus Water US Holding Corp. 9.75% 11/15/2028[9]		350	372
Oman (Sultanate of) 6.25% 1/25/2031[9]		1,635	1,723
Oman (Sultanate of) 6.75% 1/17/2048		457	479
Oman (Sultanate of) 7.00% 1/25/2051		200	216
Oncor Electric Delivery Co., LLC 4.55% 9/15/2032		1,630	1,616
Oncor Electric Delivery Co., LLC 5.65% 11/15/2033[9]		1,175	1,253
Oncor Electric Delivery Co., LLC 2.70% 11/15/2051		2,794	1,847
ONEOK, Inc. 5.80% 11/1/2030		469	488
ONEOK, Inc. 6.05% 9/1/2033		3,484	3,693
ONEOK, Inc. 6.625% 9/1/2053		985	1,104
Ontario Gaming GTA, LP, Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.598% 8/1/2030[5,11]		350	352
Open Text Corp. 3.875% 2/15/2028[9]		450	418
Open Text Corp. 3.875% 12/1/2029[9]		750	673
Oracle Corp. 3.25% 11/15/2027		4	4
Oracle Corp. 3.60% 4/1/2050		2,475	1,835
Oracle Corp. 3.95% 3/25/2051		1,846	1,448
Oracle Corp. 5.55% 2/6/2053		350	351
Osaic Holdings, Inc. 10.75% 8/1/2027[9]		1,643	1,669
Osaic Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.856% 8/17/2028[5,11]		225	226
Otis Worldwide Corp. 5.25% 8/16/2028		1,000	1,029
Owens & Minor, Inc. 6.625% 4/1/2030[9]		70	67
Pacific Gas and Electric Co. 2.10% 8/1/2027		1,800	1,624
Pacific Gas and Electric Co. 3.00% 6/15/2028		15,640	14,266
Pacific Gas and Electric Co. 4.65% 8/1/2028		11,414	10,970
Pacific Gas and Electric Co. 6.10% 1/15/2029		636	659
Pacific Gas and Electric Co. 4.55% 7/1/2030		4,009	3,822
Pacific Gas and Electric Co. 2.50% 2/1/2031		7,869	6,499
Pacific Gas and Electric Co. 3.25% 6/1/2031		6,036	5,233
Pacific Gas and Electric Co. 6.15% 1/15/2033		2,344	2,432
Pacific Gas and Electric Co. 6.40% 6/15/2033		2,530	2,665
Pacific Gas and Electric Co. 6.95% 3/15/2034		925	1,017
Pacific Gas and Electric Co. 3.30% 8/1/2040		19,800	14,524
Pacific Gas and Electric Co. 4.95% 7/1/2050		1,400	1,199
Pacific Gas and Electric Co. 3.50% 8/1/2050		4,459	3,088
Pacific Gas and Electric Co. 6.70% 4/1/2053		2,000	2,176

26	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
PacifiCorp 4.15% 2/15/2050	USD	250	$203
PacifiCorp 3.30% 3/15/2051		175	122
PacifiCorp 2.90% 6/15/2052		55	35
PacifiCorp 5.35% 12/1/2053		1,300	1,252
PacifiCorp 5.50% 5/15/2054		2,040	2,006
Panama (Republic of) 3.75% 4/17/2026		411	387
Panama (Republic of) 6.375% 7/25/2033[9]		1,700	1,597
Panama (Republic of) 6.40% 2/14/2035		6,000	5,871
Panama (Republic of) 6.875% 1/31/2036		560	560
Panama (Republic of) 6.853% 3/28/2054		200	188
Panama (Republic of) 4.50% 4/1/2056		1,139	768
Panama (Republic of) 3.87% 7/23/2060		2,286	1,375
Panama (Republic of) 4.50% 1/19/2063		1,024	672
Park Intermediate Holdings, LLC 4.875% 5/15/2029[9]		320	297
Parker-Hannifin Corp. 3.25% 6/14/2029		70	66
Party City Holdings, Inc. 12.00% PIK or 12.00% Cash 1/11/2029[9,10]		157	153
PENN Entertainment, Inc. 5.625% 1/15/2027[9]		525	509
PennyMac Financial Services, Inc. 7.875% 12/15/2029[9]		350	361
PepsiCo, Inc. 1.95% 10/21/2031		1,162	987
PepsiCo, Inc. 3.625% 3/19/2050		264	222
PepsiCo, Inc. 2.75% 10/21/2051		586	417
Performance Food Group, Inc. 5.50% 10/15/2027[9]		395	390
Performance Food Group, Inc. 4.25% 8/1/2029[9]		500	459
Permian Resources Operating, LLC 6.875% 4/1/2027[9]		65	65
Permian Resources Operating, LLC 8.00% 4/15/2027[9]		225	233
Permian Resources Operating, LLC 9.875% 7/15/2031[9]		275	306
Permian Resources Operating, LLC 7.00% 1/15/2032[9]		265	274
Petroleos Mexicanos 4.875% 1/18/2024		18,710	18,677
Petroleos Mexicanos 4.25% 1/15/2025		1,860	1,819
Petroleos Mexicanos 6.875% 10/16/2025		4,596	4,525
Petroleos Mexicanos 6.875% 8/4/2026		8,616	8,372
Petroleos Mexicanos 6.49% 1/23/2027		11,553	10,848
Petroleos Mexicanos 6.50% 3/13/2027		2,710	2,528
Petroleos Mexicanos 6.70% 2/16/2032		2,540	2,111
PETRONAS Capital, Ltd. 3.50% 4/21/2030[9]		365	343
PETRONAS Capital, Ltd. 4.55% 4/21/2050[9]		2,540	2,338
PETRONAS Capital, Ltd. 3.404% 4/28/2061		300	216
Petrorio Luxembourg SARL 6.125% 6/9/2026		5,990	5,886
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		7,867	7,888
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		3,437	3,511
PG&E Corp. 5.00% 7/1/2028		1,745	1,699
PG&E Corp. 5.25% 7/1/2030		540	521
Philip Morris International, Inc. 5.625% 11/17/2029		2,577	2,704
Philip Morris International, Inc. 1.75% 11/1/2030		503	415
Philip Morris International, Inc. 5.75% 11/17/2032		9,986	10,485
Philip Morris International, Inc. 5.375% 2/15/2033		9,870	10,129
Philip Morris International, Inc. 5.625% 9/7/2033		1,000	1,045
Philippines (Republic of) 6.375% 10/23/2034		2,320	2,635
Philippines (Republic of) 5.95% 10/13/2047		600	671
Pike Corp. 8.625% 1/31/2031[9]		500	526
PLDT, Inc. 2.50% 1/23/2031		380	317
PLDT, Inc. 3.45% 6/23/2050		400	277
PM General Purchaser, LLC 9.50% 10/1/2028[9]		643	653
PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033)[1]		3,543	3,935
PNC Financial Services Group, Inc. 3.40% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 2.595% on 9/15/2026)[1]		1,284	1,030
POSCO 5.75% 1/17/2028[9]		305	313
Post Holdings, Inc. 5.625% 1/15/2028[9]		1,030	1,021
Post Holdings, Inc. 5.50% 12/15/2029[9]		490	473
Post Holdings, Inc. 4.625% 4/15/2030[9]		535	493
Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[6,9]		3,761	3,759
Prestige Brands, Inc. 5.125% 1/15/2028[9]		575	559
Procter & Gamble Co. 0.55% 10/29/2025		1,792	1,675
Procter & Gamble Co. 1.00% 4/23/2026		338	314
Procter & Gamble Co. 3.95% 1/26/2028		2,500	2,498
Procter & Gamble Co. 1.20% 10/29/2030		1,685	1,397
Prologis, LP 4.75% 6/15/2033		1,362	1,381
Prologis, LP 5.25% 6/15/2053		74	77

Capital World Bond Fund	27

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Prudential Financial, Inc. 3.905% 12/7/2047	USD	250	$205
PT Bank Negara Indonesia (Persero) Tbk 4.30% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.466% on 3/24/2027)[1]		14,907	13,245
PTTEP Treasury Center Co., Ltd. 2.587% 6/10/2027[9]		230	214
Public Service Company of Colorado 3.20% 3/1/2050		856	615
Public Service Company of Colorado 2.70% 1/15/2051		274	173
Public Service Company of Colorado 5.25% 4/1/2053		3,846	3,838
Public Service Electric and Gas Co. 5.20% 8/1/2033		1,120	1,163
Public Service Electric and Gas Co. 5.45% 8/1/2053		584	631
Public Storage Operating Co. 5.125% 1/15/2029		1,303	1,346
Public Storage Operating Co. 5.10% 8/1/2033		1,097	1,136
Qatar (State of) 4.00% 3/14/2029[9]		1,661	1,650
Qatar (State of) 4.00% 3/14/2029		675	671
Qatar (State of) 4.40% 4/16/2050[9]		2,145	1,981
Qatar Energy 2.25% 7/12/2031[9]		932	795
Qatar Energy 3.125% 7/12/2041[9]		16,587	12,785
Qatar Energy 3.30% 7/12/2051		5,000	3,663
Qatar Energy 3.30% 7/12/2051[9]		2,642	1,936
QVC, Inc. 4.45% 2/15/2025		450	423
Radiology Partners, Inc. 9.25% 2/1/2028[9]		1,414	727
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 10.179% 7/9/2025[5,11]		306	247
Rain Carbon, Inc. 12.25% 9/1/2029[9]		101	99
Raising Canes Restaurants, LLC 9.375% 5/1/2029[9]		300	321
Range Resources Corp. 8.25% 1/15/2029		135	140
Range Resources Corp. 4.75% 2/15/2030[9]		1,195	1,106
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		6,642	5,464
Reliance Industries, Ltd. 3.625% 1/12/2052		250	184
Resorts World Las Vegas, LLC 4.625% 4/16/2029[2]		300	262
RHP Hotel Properties, LP 7.25% 7/15/2028[9]		391	407
RHP Hotel Properties, LP 4.50% 2/15/2029[9]		560	521
RingCentral, Inc. 8.50% 8/15/2030[9]		50	51
Rio Tinto Finance (USA) PLC 5.00% 3/9/2033		700	727
Ritchie Bros. Holdings, Inc. 7.75% 3/15/2031[9]		543	580
RLJ Lodging Trust, LP 4.00% 9/15/2029[9]		440	396
Roche Holdings, Inc. 1.93% 12/13/2028[9]		2,800	2,502
Roche Holdings, Inc. 2.076% 12/13/2031[9]		6,500	5,476
Romania 7.625% 1/17/2053[9]		346	389
Royal Bank of Canada 5.00% 2/1/2033		3,522	3,583
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[9]		300	297
Royal Caribbean Cruises, Ltd. 3.70% 3/15/2028		650	600
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[9]		475	469
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[9]		1,139	1,226
RP Escrow Issuer, LLC 5.25% 12/15/2025[9]		525	421
RTX Corp. 5.00% 2/27/2026		250	251
RTX Corp. 5.75% 11/8/2026		1,000	1,028
RTX Corp. 3.125% 5/4/2027		250	238
RTX Corp. 5.75% 1/15/2029		2,000	2,092
RTX Corp. 6.00% 3/15/2031		708	754
RTX Corp. 1.90% 9/1/2031		1,722	1,401
RTX Corp. 5.15% 2/27/2033		1,987	2,026
RTX Corp. 6.10% 3/15/2034		728	790
RTX Corp. 2.82% 9/1/2051		750	497
RTX Corp. 3.03% 3/15/2052		500	345
RTX Corp. 5.375% 2/27/2053		1,000	1,017
RTX Corp. 6.40% 3/15/2054		102	118
Ryan Specialty Group, LLC 4.375% 2/1/2030[9]		555	515
Salesforce, Inc. 1.50% 7/15/2028		2,500	2,225
Salesforce, Inc. 1.95% 7/15/2031		2,575	2,201
Salesforce, Inc. 2.70% 7/15/2041		375	287
Salesforce, Inc. 2.90% 7/15/2051		1,350	966
Sands China, Ltd. 2.55% 3/8/2027		600	546
Sands China, Ltd. 3.50% 8/8/2031		3,988	3,345
Santander Holdings USA, Inc. 3.244% 10/5/2026		7,197	6,784
Saskatchewan (Province of) 3.25% 6/8/2027		1,073	1,039
Sasol Financing USA, LLC 5.875% 3/27/2024		39,940	39,732
Sasol Financing USA, LLC 4.375% 9/18/2026		7,000	6,527
Sasol Financing USA, LLC 8.75% 5/3/2029[2]		5,000	5,107
Saudi Arabia (Kingdom of) 3.25% 10/26/2026		753	727

28	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Saudi Arabia (Kingdom of) 3.625% 3/4/2028	USD	2,800	$2,714
Saudi Arabia (Kingdom of) 4.875% 7/18/2033[9]		595	608
Scientific Games Holdings, LP 6.625% 3/1/2030[9]		616	583
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[9]		280	262
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[9]		860	804
Seadrill Finance, Ltd. 8.375% 8/1/2030[9]		550	574
Seagate HDD Cayman 8.50% 7/15/2031[9]		375	407
Sealed Air Corp. 6.125% 2/1/2028[9]		1,160	1,171
Senegal (Republic of) 6.75% 3/13/2048		750	592
Sensata Technologies BV 4.00% 4/15/2029[9]		620	577
Serbia (Republic of) 6.25% 5/26/2028[9]		3,300	3,385
Serbia (Republic of) 6.50% 9/26/2033[9]		1,378	1,418
Service Corp. International 4.00% 5/15/2031		350	314
Service Properties Trust 4.75% 10/1/2026		77	72
Service Properties Trust 4.95% 2/15/2027		390	354
Service Properties Trust 3.95% 1/15/2028		292	240
Service Properties Trust 4.95% 10/1/2029		323	268
Service Properties Trust 4.375% 2/15/2030		581	452
Service Properties Trust 8.625% 11/15/2031[9]		709	743
ServiceNow, Inc. 1.40% 9/1/2030		10,473	8,615
Shell International Finance BV 3.00% 11/26/2051		1,015	724
Sherwin-Williams Co. 3.45% 6/1/2027		792	765
Sherwin-Williams Co. 2.95% 8/15/2029		500	460
Sherwin-Williams Co. 2.20% 3/15/2032		480	400
Sherwin-Williams Co. 3.30% 5/15/2050		750	551
Sherwin-Williams Co. 2.90% 3/15/2052		250	173
Siam Commercial Bank Public Co., Ltd. (The) 3.90% 2/11/2024		1,210	1,208
Simmons Foods, Inc. 4.625% 3/1/2029[9]		882	764
Sirius XM Radio, Inc. 3.125% 9/1/2026[9]		450	423
Sirius XM Radio, Inc. 4.00% 7/15/2028[9]		1,350	1,249
Sirius XM Radio, Inc. 4.125% 7/1/2030[9]		969	865
Sirius XM Radio, Inc. 3.875% 9/1/2031[9]		1,956	1,676
Sitio Royalties Operating Partnership, LP 7.875% 11/1/2028[9]		300	311
SK hynix, Inc. 3.00% 9/17/2024		10,652	10,470
SK hynix, Inc. 1.50% 1/19/2026		3,298	3,038
SK hynix, Inc. 1.50% 1/19/2026[9]		752	693
SK hynix, Inc. 6.375% 1/17/2028[9]		200	207
SK hynix, Inc. 2.375% 1/19/2031[9]		494	401
SM Energy Co. 6.50% 7/15/2028		135	135
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.888% 11/15/2052[5,6,9]		4,682	4,692
SMBC Aviation Capital Finance DAC 5.70% 7/25/2033[9]		3,957	4,003
Smyrna Ready Mix Concrete, LLC 8.875% 11/15/2031[9]		225	237
Sonic Automotive, Inc. 4.625% 11/15/2029[9]		425	387
Sonic Automotive, Inc. 4.875% 11/15/2031[9]		1,020	910
South32 Treasury, Ltd. 4.35% 4/14/2032[9]		945	852
Southern California Edison Co. 4.70% 6/1/2027		228	229
Southern California Edison Co. 2.85% 8/1/2029		1,100	1,003
Southern California Edison Co. 2.95% 2/1/2051		3,945	2,682
Southern California Edison Co. 3.65% 6/1/2051		3,310	2,499
Southern California Edison Co. 3.45% 2/1/2052		6,682	4,883
Southern California Edison Co. 5.875% 12/1/2053		3,981	4,288
Southwestern Electric Power Co. 3.25% 11/1/2051		733	495
Southwestern Energy Co. 5.375% 3/15/2030		430	420
Southwestern Energy Co. 4.75% 2/1/2032		500	463
Spirit AeroSystems, Inc. 4.60% 6/15/2028		452	400
Spirit AeroSystems, Inc. 9.375% 11/30/2029[9]		951	1,042
Spirit AeroSystems, Inc. 9.75% 11/15/2030[9]		447	481
Standard Chartered PLC 4.866% 3/15/2033 (5-year USD-ICE Swap + 1.97% on 3/15/2028)[1,9]		3,500	3,296
Standard Chartered PLC 4.866% 3/15/2033 (5-year USD-ICE Swap + 1.97% on 3/15/2028)[1]		1,200	1,130
Standard Chartered PLC 6.296% 7/6/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.58% on 7/6/2033)[1,9]		1,883	1,979
Standard Chartered PLC 3.265% 2/18/2036 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 2/18/2031)[1,9]		957	784
Star Parent, Inc. 9.00% 10/1/2030[9]		100	106
Star Parent, Inc., Term Loan, (3-month USD CME Term SOFR + 4.00%) 9.348% 9/27/2030[5,11]		200	199

Capital World Bond Fund	29

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
State Street Corp. 5.159% 5/18/2034 (USD-SOFR + 1.89% on 5/18/2033)[1]	USD	2,554	$2,574
Ste Transcore Holdings, Inc. 3.75% 5/5/2032[2]		300	282
Stellantis Finance US, Inc. 1.711% 1/29/2027[9]		4,000	3,634
Stellantis Finance US, Inc. 5.625% 1/12/2028[9]		6,610	6,847
Stellantis Finance US, Inc. 2.691% 9/15/2031[9]		2,675	2,240
Stellantis Finance US, Inc. 6.375% 9/12/2032[9]		2,400	2,588
Stericycle, Inc. 3.875% 1/15/2029[9]		295	268
Summit Digitel Infrastructure Pvt, Ltd. 2.875% 8/12/2031[9]		735	604
Summit Materials, LLC 7.25% 1/15/2031[9]		730	770
Sunoco, LP 4.50% 5/15/2029		1,550	1,442
Sunoco, LP 4.50% 4/30/2030		160	148
Superior Plus, LP 4.50% 3/15/2029[9]		148	137
Surgery Center Holdings, Inc. 10.00% 4/15/2027[9]		325	329
Surgery Center Holdings, Inc., Term Loan B2, (1-month USD CME Term SOFR + 3.50%) 8.852% 12/19/2030[5,11]		90	90
Swedish Export Credit Corp. 4.375% 2/13/2026		1,616	1,613
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,9]		1,800	1,727
Talen Energy Supply, LLC 8.625% 6/1/2030[9]		1,295	1,377
Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.869% 5/17/2030[5,11]		428	431
Target Corp. 4.50% 9/15/2032		730	738
Target Corp. 4.80% 1/15/2053		1,725	1,714
Tencent Holdings, Ltd. 3.28% 4/11/2024		300	298
Tencent Holdings, Ltd. 1.81% 1/26/2026		600	562
Tencent Holdings, Ltd. 3.975% 4/11/2029		250	238
Tencent Holdings, Ltd. 2.39% 6/3/2030[9]		300	256
Tencent Holdings, Ltd. 3.68% 4/22/2041		1,735	1,366
Tencent Holdings, Ltd. 3.24% 6/3/2050[9]		9,220	6,156
Tencent Holdings, Ltd. 3.24% 6/3/2050		1,965	1,312
Tencent Holdings, Ltd. 3.84% 4/22/2051		4,082	3,054
Tenet Healthcare Corp. 4.625% 6/15/2028		350	334
Tenet Healthcare Corp. 6.125% 10/1/2028		600	599
Tenet Healthcare Corp. 6.75% 5/15/2031[9]		890	911
Tennessee Valley Authority 3.875% 3/15/2028		1,527	1,521
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		18,475	17,120
Teva Pharmaceutical Finance Netherlands III BV 4.75% 5/9/2027		685	657
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031		461	503
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		655	444
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		10,005	7,540
Thermo Fisher Scientific, Inc. 4.80% 11/21/2027		2,300	2,344
Thermo Fisher Scientific, Inc. 5.00% 1/31/2029		3,500	3,594
Thermo Fisher Scientific, Inc. 5.086% 8/10/2033		828	863
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.948% 9/29/2028[5,11]		1,522	1,490
Tierra Mojada Luxembourg II SARL 5.75% 12/1/2040		3,022	2,730
TK Elevator U.S. Newco, Inc. 5.25% 7/15/2027[9]		300	295
T-Mobile USA, Inc. 1.50% 2/15/2026		2,600	2,422
T-Mobile USA, Inc. 2.05% 2/15/2028		1,275	1,151
T-Mobile USA, Inc. 4.80% 7/15/2028		6,220	6,276
T-Mobile USA, Inc. 3.875% 4/15/2030		1,064	1,009
T-Mobile USA, Inc. 2.55% 2/15/2031		1,464	1,262
T-Mobile USA, Inc. 5.05% 7/15/2033		946	954
T-Mobile USA, Inc. 3.00% 2/15/2041		1,376	1,031
T-Mobile USA, Inc. 3.40% 10/15/2052		650	474
T-Mobile USA, Inc. 5.65% 1/15/2053		2,400	2,501
T-Mobile USA, Inc. 5.75% 1/15/2054		1,065	1,128
TNB Global Ventures Capital Bhd 3.244% 10/19/2026		700	667
Toyota Motor Credit Corp. 1.90% 4/6/2028		1,067	968
Toyota Motor Credit Corp. 4.55% 5/17/2030		2,000	2,014
TransDigm, Inc. 6.25% 3/15/2026[9]		675	675
TransDigm, Inc. 5.50% 11/15/2027		560	549
TransDigm, Inc. 6.75% 8/15/2028[9]		710	727
TransDigm, Inc. 4.625% 1/15/2029		320	301
TransDigm, Inc. 4.875% 5/1/2029		500	468
TransDigm, Inc. 6.875% 12/15/2030[9]		135	139
Transocean Aquila, Ltd. 8.00% 9/30/2028[9]		100	102
Transocean Poseidon, Ltd. 6.875% 2/1/2027[9]		756	754

30	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Transocean Titan Financing, Ltd. 8.375% 2/1/2028[9]	USD	1,217	$1,263
Transocean, Inc. 8.75% 2/15/2030[9]		423	442
Transocean, Inc. 6.80% 3/15/2038		750	602
Travelers Companies, Inc. 4.10% 3/4/2049		400	349
Travelers Companies, Inc. 5.45% 5/25/2053		356	384
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[7,9]		800	744
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[6,9]		2,606	2,576
Tricon Residential Trust, Series 2023-SFR1, Class B, 5.10% 7/17/2040[6,9]		1,467	1,430
Tricon Residential Trust, Series 2023-SFR1, Class C, 5.10% 7/17/2040[6,9]		317	307
Trident TPI Holdings, Inc. 12.75% 12/31/2028[9]		500	536
Triumph Group, Inc. 9.00% 3/15/2028[9]		758	807
Trivium Packaging Finance BV 8.50% 8/15/2027[9]		320	314
Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028)[1]		791	855
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[1]		7,333	7,485
Turkey (Republic of) 6.00% 1/14/2041		2,500	2,131
U.S. Treasury 4.125% 1/31/2025		994	988
U.S. Treasury 1.75% 3/15/2025		550	532
U.S. Treasury 2.875% 4/30/2025		72	70
U.S. Treasury 3.875% 4/30/2025		6,000	5,947
U.S. Treasury 0.25% 6/30/2025		1,895	1,780
U.S. Treasury 4.625% 6/30/2025		550	551
U.S. Treasury 4.75% 7/31/2025		485	487
U.S. Treasury 3.125% 8/15/2025		2,500	2,451
U.S. Treasury 5.00% 8/31/2025		637	642
U.S. Treasury 0.25% 10/31/2025		45	42
U.S. Treasury 3.00% 10/31/2025		718	701
U.S. Treasury 4.50% 11/15/2025		29	29
U.S. Treasury 4.00% 12/15/2025		307	306
U.S. Treasury 0.375% 1/31/2026		138	128
U.S. Treasury 2.25% 3/31/2026		25	24
U.S. Treasury 3.75% 4/15/2026		17,566	17,407
U.S. Treasury 3.625% 5/15/2026		85	84
U.S. Treasury 4.50% 7/15/2026		6,597	6,660
U.S. Treasury 0.75% 8/31/2026		295	271
U.S. Treasury 4.625% 9/15/2026		7,692	7,800
U.S. Treasury 4.625% 11/15/2026		3,591	3,648
U.S. Treasury 1.625% 11/30/2026		4,255	3,979
U.S. Treasury 4.375% 12/15/2026		6,506	6,572
U.S. Treasury 2.25% 2/15/2027		4,550	4,321
U.S. Treasury 2.50% 3/31/2027		14,705	14,062
U.S. Treasury 0.50% 4/30/2027		2,300	2,054
U.S. Treasury 2.75% 4/30/2027		3,280	3,156
U.S. Treasury 2.625% 5/31/2027		2,460	2,356
U.S. Treasury 2.75% 7/31/2027		3,900	3,745
U.S. Treasury 0.50% 8/31/2027		4,200	3,712
U.S. Treasury 3.125% 8/31/2027		37,750	36,702
U.S. Treasury 4.125% 9/30/2027		88,925	89,526
U.S. Treasury 4.125% 10/31/2027		57,181	57,558
U.S. Treasury 3.875% 11/30/2027		5,250	5,240
U.S. Treasury 3.875% 12/31/2027		26,975	26,939
U.S. Treasury 2.75% 2/15/2028		310	296
U.S. Treasury 1.125% 2/29/2028		8,937	7,993
U.S. Treasury 4.00% 2/29/2028		38,168	38,305
U.S. Treasury 1.25% 3/31/2028		1,244	1,116
U.S. Treasury 3.625% 3/31/2028		1	—	[8]
U.S. Treasury 1.25% 5/31/2028		1,715	1,533
U.S. Treasury 3.625% 5/31/2028		6,717	6,648
U.S. Treasury 4.00% 6/30/2028		413	415
U.S. Treasury 1.125% 8/31/2028		15,000	13,247
U.S. Treasury 4.375% 8/31/2028		7,970	8,142
U.S. Treasury 4.625% 9/30/2028		7,300	7,537
U.S. Treasury 4.375% 11/30/2028		15,257	15,616
U.S. Treasury 3.75% 12/31/2028		116	115
U.S. Treasury 1.625% 8/15/2029		7,095	6,317
U.S. Treasury 3.875% 12/31/2029		2,000	1,998
U.S. Treasury 1.50% 2/15/2030		240	209
U.S. Treasury 0.625% 5/15/2030		17,634	14,418
U.S. Treasury 3.75% 5/31/2030		8,159	8,090
U.S. Treasury 0.625% 8/15/2030		20	16

Capital World Bond Fund	31

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. dollars (continued)
U.S. Treasury 4.625% 9/30/2030	USD	2,880		$3,004
U.S. Treasury 4.875% 10/31/2030		1,004		1,063
U.S. Treasury 4.375% 11/30/2030		7,700		7,922
U.S. Treasury 3.75% 12/31/2030		86		85
U.S. Treasury 1.625% 5/15/2031		2,810		2,411
U.S. Treasury 1.25% 8/15/2031		1,114		923
U.S. Treasury 2.875% 5/15/2032		18,675		17,317
U.S. Treasury 4.125% 11/15/2032		2		2
U.S. Treasury 3.50% 2/15/2033		—	[8]	—	[8]
U.S. Treasury 3.375% 5/15/2033		12,950		12,437
U.S. Treasury 3.875% 8/15/2033[14]		64,975		64,934
U.S. Treasury 4.50% 11/15/2033		11,690		12,279
U.S. Treasury 4.50% 8/15/2039		3,625		3,840
U.S. Treasury 4.375% 11/15/2039		1,500		1,565
U.S. Treasury 4.625% 2/15/2040		1,500		1,608
U.S. Treasury 1.125% 8/15/2040		2,889		1,848
U.S. Treasury 1.875% 2/15/2041		17,219		12,406
U.S. Treasury 2.25% 5/15/2041		7,790		5,948
U.S. Treasury 1.75% 8/15/2041		5,460		3,806
U.S. Treasury 3.125% 11/15/2041		100		87
U.S. Treasury 3.25% 5/15/2042		1,636		1,439
U.S. Treasury 2.75% 8/15/2042		100		81
U.S. Treasury 2.75% 11/15/2042		1,000		810
U.S. Treasury 4.00% 11/15/2042		245		239
U.S. Treasury 3.875% 2/15/2043		160		153
U.S. Treasury 2.875% 5/15/2043		370		304
U.S. Treasury 3.875% 5/15/2043		11,170		10,674
U.S. Treasury 4.375% 8/15/2043		1,548		1,583
U.S. Treasury 4.75% 11/15/2043		1,514		1,627
U.S. Treasury 3.375% 5/15/2044		2,700		2,385
U.S. Treasury 3.125% 8/15/2044		940		797
U.S. Treasury 2.50% 2/15/2045		1,900		1,441
U.S. Treasury 3.00% 5/15/2045		1,125		930
U.S. Treasury 2.875% 8/15/2045		1,250		1,010
U.S. Treasury 3.00% 11/15/2045		1,425		1,175
U.S. Treasury 3.00% 2/15/2048		1,000		817
U.S. Treasury 3.125% 5/15/2048		800		668
U.S. Treasury 3.00% 2/15/2049		1,910		1,559
U.S. Treasury 2.00% 2/15/2050[14]		18,940		12,497
U.S. Treasury 1.25% 5/15/2050[14]		12,110		6,550
U.S. Treasury 1.375% 8/15/2050		1,605		897
U.S. Treasury 2.375% 5/15/2051		1,105		791
U.S. Treasury 2.00% 8/15/2051[14]		37,600		24,626
U.S. Treasury 1.875% 11/15/2051		500		317
U.S. Treasury 2.25% 2/15/2052[14]		51,400		35,726
U.S. Treasury 2.875% 5/15/2052		3,086		2,463
U.S. Treasury 3.00% 8/15/2052		1,843		1,511
U.S. Treasury 4.00% 11/15/2052		6,230		6,163
U.S. Treasury 3.625% 5/15/2053		7,444		6,901
U.S. Treasury 4.125% 8/15/2053		3,827		3,879
U.S. Treasury 4.75% 11/15/2053		1,762		1,981
U.S. Treasury Inflation-Protected Security 2.375% 10/15/2028[4]		116,051		119,577
U.S. Treasury Inflation-Protected Security 1.375% 7/15/2033[4]		40,836		39,643
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[4,14]		17,354		10,812
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[4,14]		39,905		36,336
Uber Technologies, Inc. 8.00% 11/1/2026[9]		890		907
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[1,9]		7,050		6,999
UBS Group AG 3.869% 1/12/2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[1,9,13]		3,799		3,585
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 9.988% 5/4/2026[5,11]		547		550
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.764% 5/3/2027[5,11]		525		527
Ukraine 7.75% 9/1/2024[3]		44,660		13,940
Ukraine 8.994% 2/1/2026[3]		4,127		1,239
Ukraine 7.75% 9/1/2029[3]		2,300		638
Ukraine 6.876% 5/21/2031[3]		9,540		2,225
UniCredit SpA 5.459% 6/30/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.75% on 6/30/2030)[1,9]		16,050		15,114
Uniform Mortgage-Backed Security 2.00% 1/1/2039[6,12]		12,048		10,804
Uniform Mortgage-Backed Security 2.00% 2/1/2039[6,12]		8,077		7,198

32	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Uniform Mortgage-Backed Security 2.00% 1/1/2054[6,12]	USD	4	$3
Uniform Mortgage-Backed Security 2.50% 1/1/2054[6,12]		178,953	152,264
Uniform Mortgage-Backed Security 3.00% 1/1/2054[6,12]		34,000	30,081
Uniform Mortgage-Backed Security 3.50% 1/1/2054[6,12]		70,158	64,370
Uniform Mortgage-Backed Security 4.00% 1/1/2054[6,12]		57,815	54,687
Uniform Mortgage-Backed Security 4.50% 1/1/2054[6,12]		41,654	40,382
Uniform Mortgage-Backed Security 5.00% 1/1/2054[6,12]		816	807
Uniform Mortgage-Backed Security 5.50% 1/1/2054[6,12]		50,323	50,543
Uniform Mortgage-Backed Security 6.00% 1/1/2054[6,12]		77,780	78,983
Uniform Mortgage-Backed Security 6.50% 1/1/2054[6,12]		7,853	8,048
Uniform Mortgage-Backed Security 7.00% 1/1/2054[6,12]		85,060	87,748
Uniform Mortgage-Backed Security 3.50% 2/1/2054[6,12]		84,535	77,640
Uniform Mortgage-Backed Security 5.00% 2/1/2054[6,12]		55,440	54,877
Uniform Mortgage-Backed Security 5.50% 2/1/2054[6,12]		109,327	109,823
Uniform Mortgage-Backed Security 6.00% 2/1/2054[6,12]		47,500	48,233
Uniform Mortgage-Backed Security 6.50% 2/1/2054[6,12]		45,177	46,294
Union Pacific Corp. 2.80% 2/14/2032		4,000	3,551
Union Pacific Corp. 4.30% 3/1/2049		1,550	1,374
United Mexican States 4.875% 5/19/2033		210	203
United Mexican States 5.00% 4/27/2051		1,020	888
United Mexican States 6.338% 5/4/2053		3,745	3,822
United Mexican States 3.771% 5/24/2061		1,300	885
United Rentals (North America), Inc. 3.875% 2/15/2031		840	764
UnitedHealth Group, Inc. 3.75% 7/15/2025		1,658	1,635
UnitedHealth Group, Inc. 3.70% 5/15/2027		1,423	1,394
UnitedHealth Group, Inc. 4.25% 1/15/2029		1,500	1,498
UnitedHealth Group, Inc. 4.20% 5/15/2032		1,365	1,336
UnitedHealth Group, Inc. 4.50% 4/15/2033		500	497
UnitedHealth Group, Inc. 4.25% 6/15/2048		757	677
UnitedHealth Group, Inc. 3.25% 5/15/2051		731	554
UnitedHealth Group, Inc. 4.75% 5/15/2052		230	221
Universal Entertainment Corp. 8.75% 12/11/2024[9]		700	754
Univision Communications, Inc. 6.625% 6/1/2027[9]		200	200
Univision Communications, Inc. 8.00% 8/15/2028[9]		220	227
Univision Communications, Inc. 4.50% 5/1/2029[9]		3,015	2,694
Univision Communications, Inc. 7.375% 6/30/2030[9]		50	50
US Foods, Inc. 4.625% 6/1/2030[9]		585	546
USI, Inc. 7.50% 1/15/2032[9]		200	205
Vail Resorts, Inc. 6.25% 5/15/2025[9]		760	757
Vale Overseas, Ltd. 3.75% 7/8/2030		5	5
Valvoline, Inc. 3.625% 6/15/2031[9]		733	627
Venator Finance SARL, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 7.43% Cash 10/10/2028[5,10,11]		164	164
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[9]		310	282
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[9]		189	188
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[9]		1,215	1,072
Venture Global LNG, Inc. 8.125% 6/1/2028[9]		1,000	1,011
Venture Global LNG, Inc. 9.50% 2/1/2029[9]		500	529
Veralto Corp. 5.35% 9/18/2028[9]		3,250	3,328
Veralto Corp. 5.45% 9/18/2033[9]		2,500	2,591
Verizon Communications, Inc. 1.68% 10/30/2030		712	587
Verizon Communications, Inc. 1.75% 1/20/2031		1,212	997
Verizon Communications, Inc. 3.40% 3/22/2041		1,800	1,434
Verizon Communications, Inc. 3.55% 3/22/2051		1,594	1,229
Viasat, Inc. 6.50% 7/15/2028[9]		700	576
Viasat, Inc. 7.50% 5/30/2031[9]		450	354
VICI Properties, LP 4.375% 5/15/2025		996	979
VICI Properties, LP 4.625% 6/15/2025[9]		751	738
VICI Properties, LP 4.50% 1/15/2028[9]		1,642	1,567
VICI Properties, LP 4.75% 2/15/2028		2,064	2,022
VICI Properties, LP 4.95% 2/15/2030		2,267	2,202
VICI Properties, LP 5.125% 5/15/2032		905	883
VICI Properties, LP 5.625% 5/15/2052		275	264
Vigorous Champion International, Ltd. 4.25% 5/28/2029		1,000	921
Vital Energy, Inc. 10.125% 1/15/2028		150	154
Vital Energy, Inc. 9.75% 10/15/2030		695	721
VZ Secured Financing BV 5.00% 1/15/2032[9]		200	171
W&T Offshore, Inc. 11.75% 2/1/2026[9]		325	334
WarnerMedia Holdings, Inc. 4.279% 3/15/2032		2,873	2,630

Capital World Bond Fund	33

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	USD	11,988	$10,574
Warrior Met Coal, Inc. 7.875% 12/1/2028[9]		152	151
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[9]		1,572	1,514
Weatherford International, Ltd. 6.50% 9/15/2028[9]		542	561
Weatherford International, Ltd. 8.625% 4/30/2030[9]		683	714
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]		13,194	12,594
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[1]		8,339	9,077
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		9,952	8,959
WESCO Distribution, Inc. 7.125% 6/15/2025[9]		320	323
WESCO Distribution, Inc. 7.25% 6/15/2028[9]		347	357
Western Midstream Operating, LP 3.10% 2/1/2025[1]		370	360
Western Midstream Operating, LP 3.95% 6/1/2025		50	49
Western Midstream Operating, LP 5.25% 2/1/2050[1]		500	449
Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[6,9]		6,325	6,318
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[6,9]		1,769	1,765
Westlake Automobile Receivables Trust, Series 2023-1, Class B, 5.41% 1/18/2028[6,9]		379	377
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]		8,440	8,134
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[1]		3,142	2,559
Westpac Banking Corp. 2.963% 11/16/2040		400	278
WeWork Companies, LLC 6.00% PIK and 5.00% Cash 8/15/2027[3,9,10]		488	102
WeWork Companies, LLC 8.00% PIK and 7.00% Cash 8/15/2027[3,9,10]		389	134
Willis North America, Inc. 4.65% 6/15/2027		375	371
Willis North America, Inc. 5.35% 5/15/2033		4,000	4,043
WMG Acquisition Corp. 3.75% 12/1/2029[9]		822	749
WMG Acquisition Corp. 3.875% 7/15/2030[9]		885	802
WMG Acquisition Corp. 3.00% 2/15/2031[9]		605	519
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[1,2,7]		680	692
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028[9]		830	777
Wynn Las Vegas, LLC 5.50% 3/1/2025[9]		295	294
Wynn Resorts Finance, LLC 7.125% 2/15/2031[9]		277	289
Xcel Energy, Inc. 2.35% 11/15/2031		535	443
Xcel Energy, Inc. 4.60% 6/1/2032		350	341
Xcel Energy, Inc. 5.45% 8/15/2033		2,300	2,373
Xcel Energy, Inc. 3.50% 12/1/2049		219	162
Xiaomi Best Time International, Ltd. 2.875% 7/14/2031[9]		780	649
Xiaomi Best Time International, Ltd. 4.10% 7/14/2051		400	285
XPO, Inc. 7.125% 2/1/2032[9]		441	455
Ziggo Bond Co. BV 5.125% 2/28/2030[9]		325	272
Ziggo BV 4.875% 1/15/2030[9]		280	250
Zoetis, Inc. 5.60% 11/16/2032		1,625	1,743
			4,567,386

Total bonds, notes & other debt instruments (cost: $9,270,696,000)			8,943,145

Convertible bonds & notes 0.14%
U.S. dollars 0.14%
Abu Dhabi National Oil Co., convertible notes, 0.70% 6/4/2024		10,400	10,165
Airbnb, Inc., convertible notes, 0% 3/15/2026		543	489
Carnival Corp., convertible notes, 5.75% 12/1/2027		195	321
Coinbase Global, Inc., convertible notes, 0.50% 6/1/2026		446	406
DISH Network Corp., convertible notes, 3.375% 8/15/2026		390	209
Duke Energy Corp., convertible notes, 4.125% 4/15/2026[9]		230	231
Marriott Vacations Worldwide Corp., convertible notes, 3.25% 12/15/2027		236	210
PENN Entertainment, Inc. 2.75% 5/15/2026		87	113
Royal Caribbean Cruises, Ltd., convertible notes, 6.00% 8/15/2025		152	405
Spirit AeroSystems, Inc., convertible notes, 3.25% 11/1/2028[9]		242	314
			12,863

Total convertible bonds & notes (cost: $12,881,000)			12,863

Preferred securities 0.00%		Shares
U.S. dollars 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[7,9,15]		277	429

Total preferred securities (cost: $287,000)			429

34	Capital World Bond Fund

Common stocks 0.02%		Shares	Value (000)
U.S. dollars 0.02%
Diebold Nixdorf, Inc.[9,15]		17,611	$511
Venator Materials PLC[7,15]		97,148,374	499
Constellation Oil Services Holding SA, Class B-1[7,15]		3,023,297	423
Party City Holdco, Inc.[7,15]		8,980	205
Party City Holdco, Inc.[7,9,15]		89	2
Altera Infrastructure, LP7,15		77	7
Bighorn Permian Resources, LLC[7]		2,668	— [8]

Total common stocks (cost: $2,327,000)			1,647

Investment funds 0.00%
Capital Group Central Corporate Bond Fund[16]		24,059	204

Total investment funds (cost: $195,000)			204

Short-term securities 15.45%
Money market investments 13.85%
Capital Group Central Cash Fund 5.44%[16,17]		13,291,682	1,329,035

	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 1.60%
Japan Treasury 1/22/2024	(0.112)%	JPY287,100	2,037
Japan Treasury 2/20/2024	(0.103)	21,265,700	150,853
Sri Lanka (Democratic Socialist Republic of) 5/10/2024	17.987	LKR230,000	677
			153,567

Total short-term securities (cost: $1,490,569,000)			1,482,602

Options purchased (equity style) 0.00%
Options purchased (equity style)*			9

Total options purchased (equity style) (cost: $12,000)			9
Total investment securities 108.80% (cost: $10,776,967,000)			10,440,899
Total options written 0.00%†			(4)
Other assets less liabilities (8.80)%			(844,421)

Net assets 100.00%			$9,596,474

*	Options purchased (equity style)

Foreign currency options

Description	Counterparty	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2023 (000)
Put
EUR/JPY Foreign Currency Option	BNP Paribas	EUR1,000	JPY153.00	2/8/2024	$9

Capital World Bond Fund	35

†Options written (equity style)

Foreign currency options

Description	Counterparty	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Put
EUR/JPY Foreign Currency Option	BNP Paribas	EUR	(1,000)	JPY	150.00	2/8/2024	$(4)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
10 Year Australian Government Bond Futures	Long	236	3/15/2024	USD	18,762	$576
30 Day Federal Funds Futures	Long	10	3/1/2024		3,947	3
30 Day Federal Funds Futures	Short	7	5/1/2024		(2,769)	(2)
3 Month SOFR Futures	Long	27	3/19/2025		6,498	62
2 Year Euro-Schatz Futures	Long	162	3/11/2024		19,054	80
2 Year U.S. Treasury Note Futures	Long	8,581	4/3/2024		1,766,949	14,781
5 Year Euro-Bobl Futures	Long	779	3/11/2024		102,578	1,690
5 Year Canadian Government Bond Futures	Long	189	3/28/2024		16,074	432
5 Year U.S. Treasury Note Futures	Long	4,881	4/3/2024		530,923	11,751
10 Year Euro-Bund Futures	Long	436	3/11/2024		66,047	1,623
10 Year French Government Bond Futures	Long	147	3/11/2024		21,342	745
10 Year Italy Government Bond Futures	Long	98	3/11/2024		12,890	407
10 Year Japanese Government Bond Futures	Short	166	3/20/2024		(172,722)	(601)
10 Year UK Gilt Futures	Long	1,533	3/28/2024		200,582	10,127
10 Year Canadian Government Bond Futures	Long	79	3/28/2024		7,404	358
10 Year Ultra U.S. Treasury Note Futures	Short	2,300	3/28/2024		(271,436)	(11,248)
10 Year U.S. Treasury Note Futures	Short	2,619	3/28/2024		(295,661)	(9,098)
20 Year U.S. Treasury Bond Futures	Long	629	3/28/2024		78,586	4,998
30 Year Euro-Buxl Futures	Short	53	3/11/2024		(8,292)	(678)
30 Year Ultra U.S. Treasury Bond Futures	Long	473	3/28/2024		63,190	5,201
						$31,207

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
EUR	383,848	USD	416,544	Morgan Stanley	1/8/2024	$7,376
GBP	51,432	USD	64,963	UBS AG	1/8/2024	598
CAD	25,143	USD	18,559	HSBC Bank	1/8/2024	419
GBP	16,230	USD	20,375	JPMorgan Chase	1/8/2024	313
CHF	5,200	USD	5,964	Standard Chartered Bank	1/8/2024	226
HUF	7,005,140	USD	19,946	Barclays Bank PLC	1/8/2024	217
NZD	8,421	USD	5,119	Standard Chartered Bank	1/8/2024	205
SGD	9,030	USD	6,775	BNP Paribas	1/8/2024	70
EUR	3,573	USD	3,890	UBS AG	1/8/2024	56
CZK	98,330	USD	4,381	JPMorgan Chase	1/8/2024	14
CZK	116,000	USD	5,179	BNP Paribas	1/8/2024	7
HUF	489,540	USD	1,405	Goldman Sachs	1/8/2024	4
USD	593	CZK	13,273	Bank of New York Mellon	1/8/2024	— [8]
USD	152	ZAR	2,860	UBS AG	1/8/2024	(4)
USD	578	EUR	528	Standard Chartered Bank	1/8/2024	(5)
USD	789	EUR	731	HSBC Bank	1/8/2024	(19)
USD	1,635	EUR	1,498	UBS AG	1/8/2024	(20)
USD	12,668	GBP	10,029	UBS AG	1/8/2024	(117)

36	Capital World Bond Fund

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
USD	9,944	EUR	9,197	Standard Chartered Bank	1/8/2024	$(213)
USD	78,562	EUR	72,395	Morgan Stanley	1/8/2024	(1,391)
PLN	27,662	USD	6,885	JPMorgan Chase	1/9/2024	144
PLN	69,050	USD	17,461	JPMorgan Chase	1/9/2024	85
HUF	6,106,435	USD	17,522	JPMorgan Chase	1/9/2024	52
ZAR	336,145	USD	18,310	Morgan Stanley	1/9/2024	49
ZAR	19,454	USD	1,028	UBS AG	1/9/2024	34
HUF	251,663	USD	712	UBS AG	1/9/2024	12
EUR	29,295	DKK	218,340	Citibank	1/9/2024	3
USD	298	HUF	105,470	Standard Chartered Bank	1/9/2024	(5)
USD	1,137	CNH	8,140	BNP Paribas	1/9/2024	(6)
USD	2,997	EUR	2,774	Citibank	1/9/2024	(67)
USD	34,254	ZAR	648,176	UBS AG	1/9/2024	(1,146)
USD	62,149	DKK	428,570	BNP Paribas	1/9/2024	(1,354)
EUR	69,140	USD	74,666	Morgan Stanley	1/11/2024	1,702
EUR	4,418	USD	4,830	Barclays Bank PLC	1/11/2024	50
THB	20,349	USD	578	Citibank	1/11/2024	15
THB	20,832	USD	603	Citibank	1/11/2024	4
DKK	301,540	EUR	40,460	Bank of New York Mellon	1/11/2024	(4)
USD	594	CZK	13,424	Goldman Sachs	1/11/2024	(6)
USD	830	EUR	767	Barclays Bank PLC	1/11/2024	(17)
USD	1,581	EUR	1,449	UBS AG	1/11/2024	(19)
USD	2,161	EUR	1,980	UBS AG	1/11/2024	(26)
USD	1,772	EUR	1,638	Barclays Bank PLC	1/11/2024	(37)
USD	144,379	EUR	133,693	Morgan Stanley	1/11/2024	(3,291)
JPY	28,983,195	USD	197,657	HSBC Bank	1/12/2024	8,361
USD	33,168	CLP	28,904,460	Morgan Stanley	1/12/2024	385
COP	39,340,009	USD	9,840	Citibank	1/12/2024	281
USD	35,515	KRW	45,648,530	Citibank	1/12/2024	278
COP	29,677,551	USD	7,394	Morgan Stanley	1/12/2024	242
JPY	2,487,466	USD	17,477	Citibank	1/12/2024	204
BRL	35,594	USD	7,238	Citibank	1/12/2024	82
BRL	2,934	USD	594	JPMorgan Chase	1/12/2024	10
INR	213,380	USD	2,556	Citibank	1/12/2024	6
BRL	2,947	USD	601	JPMorgan Chase	1/12/2024	6
BRL	2,989	USD	614	JPMorgan Chase	1/12/2024	1
INR	100	USD	1	Standard Chartered Bank	1/12/2024	— [8]
PEN	19	USD	5	JPMorgan Chase	1/12/2024	— [8]
USD	150	COP	601,874	Morgan Stanley	1/12/2024	(5)
USD	852	BRL	4,187	Citibank	1/12/2024	(9)
USD	970	BRL	4,768	Citibank	1/12/2024	(11)
USD	4,985	IDR	76,960,282	Citibank	1/12/2024	(15)
USD	653	PLN	2,633	Goldman Sachs	1/12/2024	(16)
USD	871	ZAR	16,442	Citibank	1/12/2024	(27)
CLP	3,682,610	USD	4,226	Morgan Stanley	1/12/2024	(49)
USD	5,287	EUR	4,912	Goldman Sachs	1/12/2024	(139)
USD	27,180	BRL	133,397	Standard Chartered Bank	1/12/2024	(253)
USD	17,173	COP	69,584,250	Morgan Stanley	1/12/2024	(729)
USD	102,133	MXN	1,774,230	Citibank	1/12/2024	(2,100)
PLN	3,564	USD	900	Bank of New York Mellon	1/16/2024	5
HUF	210,165	USD	603	Goldman Sachs	1/16/2024	2
ILS	14,850	USD	3,999	Citibank	1/18/2024	104
PLN	13,750	USD	3,416	Goldman Sachs	1/18/2024	77
PLN	11,351	USD	2,815	JPMorgan Chase	1/18/2024	69
MXN	1,696	USD	97	Morgan Stanley	1/18/2024	2
HUF	788,520	EUR	2,052	Goldman Sachs	1/18/2024	(1)
CZK	6,305	USD	284	UBS AG	1/18/2024	(3)
USD	941	CZK	21,282	Barclays Bank PLC	1/18/2024	(10)
USD	592	PLN	2,388	Goldman Sachs	1/18/2024	(15)
USD	21,185	AUD	31,500	Goldman Sachs	1/18/2024	(296)
USD	16,942	HUF	6,044,230	BNP Paribas	1/18/2024	(429)
USD	50,094	AUD	76,282	BNP Paribas	1/18/2024	(1,924)

Capital World Bond Fund	37

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
EUR	173,730	USD	186,986	Goldman Sachs	1/19/2024	$4,975
THB	460,985	USD	12,920	Citibank	1/19/2024	509
THB	286,210	USD	8,022	Citibank	1/19/2024	316
MYR	43,000	USD	9,231	HSBC Bank	1/19/2024	160
GBP	7,900	USD	9,931	Morgan Stanley	1/19/2024	140
JPY	191,810	USD	1,315	Morgan Stanley	1/19/2024	50
CNH	35,163	USD	4,899	HSBC Bank	1/19/2024	43
GBP	3,310	USD	4,209	Barclays Bank PLC	1/19/2024	11
THB	20,746	USD	597	Citibank	1/19/2024	7
USD	18,522	GBP	14,530	BNP Paribas	1/19/2024	(1)
USD	330	GBP	260	HSBC Bank	1/19/2024	(2)
TRY	19,000	USD	636	Goldman Sachs	1/19/2024	(3)
USD	938	MYR	4,370	HSBC Bank	1/19/2024	(16)
USD	2,546	EUR	2,355	Citibank	1/19/2024	(56)
USD	20,805	GBP	16,550	Morgan Stanley	1/19/2024	(293)
JPY	13,605,347	EUR	87,981	Morgan Stanley	1/19/2024	(393)
USD	20,421	EUR	18,974	Goldman Sachs	1/19/2024	(543)
JPY	31,369,000	USD	214,981	Morgan Stanley	1/22/2024	8,360
EUR	94,100	USD	102,953	Bank of America	1/22/2024	1,035
MXN	531,993	USD	30,594	Morgan Stanley	1/22/2024	600
CHF	16,270	USD	18,804	Citibank	1/22/2024	592
CAD	40,658	USD	30,296	BNP Paribas	1/22/2024	399
MXN	374,614	USD	21,650	Standard Chartered Bank	1/22/2024	317
SEK	250,090	USD	24,552	Bank of America	1/22/2024	269
USD	1,149	JPY	143,550	Bank of America	1/22/2024	127
USD	583	JPY	72,150	Citibank	1/22/2024	70
USD	577	JPY	71,400	Citibank	1/22/2024	69
PLN	4,180	USD	1,056	HSBC Bank	1/22/2024	5
PLN	3,385	USD	855	Citibank	1/22/2024	4
IDR	109,470	USD	7	UBS AG	1/22/2024	— [8]
USD	1,051	ZAR	19,597	Goldman Sachs	1/22/2024	(18)
INR	1,134,700	USD	13,643	HSBC Bank	1/22/2024	(23)
USD	15,712	EUR	14,306	Standard Chartered Bank	1/22/2024	(97)
USD	17,524	BRL	85,800	JPMorgan Chase	1/22/2024	(113)
USD	13,390	CAD	17,970	BNP Paribas	1/22/2024	(176)
USD	49,482	EUR	44,950	HSBC Bank	1/22/2024	(192)
CLP	31,344,123	USD	35,837	JPMorgan Chase	1/22/2024	(318)
EUR	33,350	CAD	49,246	HSBC Bank	1/22/2024	(324)
USD	39,997	BRL	196,782	Citibank	1/22/2024	(453)
THB	2,972,120	USD	85,070	UBS AG	1/23/2024	1,530
DKK	417,030	USD	61,236	Citibank	1/23/2024	606
AUD	48,040	USD	32,275	Citibank	1/23/2024	491
CNH	1,863,841	USD	261,627	Morgan Stanley	1/23/2024	413
AUD	27,428	USD	18,516	Goldman Sachs	1/23/2024	191
EUR	32,614	DKK	243,030	Citibank	1/23/2024	3
GBP	880	USD	1,121	Citibank	1/23/2024	1
USD	715	HUF	252,370	BNP Paribas	1/23/2024	(9)
CNH	391,651	USD	55,081	Goldman Sachs	1/23/2024	(19)
USD	23,681	MXN	406,430	Standard Chartered Bank	1/23/2024	(147)
USD	29,074	EUR	26,480	HSBC Bank	1/23/2024	(190)
NZD	6,620	USD	4,120	Standard Chartered Bank	1/25/2024	65
JPY	5,885,080	USD	39,988	HSBC Bank	1/26/2024	1,940
JPY	3,434,800	USD	24,379	Bank of New York Mellon	1/26/2024	92
USD	33,941	JPY	4,774,966	HSBC Bank	1/26/2024	(78)
USD	26,259	JPY	3,744,390	JPMorgan Chase	1/26/2024	(418)
JPY	27,011,091	USD	189,131	Morgan Stanley	2/9/2024	3,719
EUR	82,058	JPY	12,908,250	Citibank	2/9/2024	(1,416)
USD	79,828	JPY	11,842,790	JPMorgan Chase	2/9/2024	(4,726)
MXN	565,930	USD	31,476	Goldman Sachs	2/14/2024	1,589
USD	84,249	JPY	10,668,700	HSBC Bank	2/16/2024	7,998
USD	83,683	JPY	10,597,000	HSBC Bank	2/16/2024	7,944
USD	237	ILS	900	JPMorgan Chase	2/16/2024	(12)

38	Capital World Bond Fund

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
JPY	21,265,700	USD	166,521	HSBC Bank	2/16/2024	$(14,531)
USD	166,615	JPY	21,265,700	HSBC Bank	2/20/2024	14,534
USD	34,344	BRL	169,645	JPMorgan Chase	2/20/2024	(404)
USD	27,589	BRL	137,690	Citibank	2/20/2024	(614)
USD	34,669	BRL	170,610	Bank of America	2/29/2024	(236)
USD	17,279	BRL	86,387	Citibank	3/7/2024	(385)
TRY	109,620	USD	3,504	Barclays Bank PLC	3/11/2024	(32)
EUR	67,732	USD	73,403	Bank of New York Mellon	3/20/2024	1,618
EUR	7,900	USD	8,562	Bank of New York Mellon	3/20/2024	189
INR	1,500,000	USD	17,940	Citibank	3/20/2024	15
TRY	75,000	USD	2,360	BNP Paribas	3/20/2024	(4)
USD	4,118	EUR	3,732	BNP Paribas	3/20/2024	(15)
USD	3,057	GBP	2,425	Bank of America	3/20/2024	(36)
USD	3,000	CAD	4,067	Bank of New York Mellon	3/20/2024	(73)
USD	6,027	MYR	28,000	JPMorgan Chase	3/20/2024	(116)
USD	4,612	NZD	7,500	Bank of America	3/20/2024	(130)
USD	5,934	AUD	9,000	Bank of New York Mellon	3/20/2024	(214)
USD	20,167	GBP	16,000	Bank of America	3/20/2024	(236)
USD	24,599	NZD	40,000	Bank of America	3/20/2024	(692)
USD	23,078	AUD	35,000	Bank of New York Mellon	3/20/2024	(832)
JPY	1,000,000	USD	6,897	Citibank	3/21/2024	289
TRY	10,216	USD	301	BNP Paribas	6/10/2024	(4)
TRY	20,715	USD	612	Morgan Stanley	6/10/2024	(11)
						$40,676

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.912%	Annual	SOFR	Annual	8/24/2025	USD	11,000	$107	$—	$107
4.8189%	Annual	SOFR	Annual	8/25/2025		11,000	91	—	91
4.8195%	Annual	SOFR	Annual	9/1/2025		9,100	79	—	79
6-month PLN-WIBOR	Semi-annual	5.178%	Annual	12/1/2025	PLN	18,450	(15)	—	(15)
3.3243%	Annual	6-month EURIBOR	Semi-annual	12/4/2025	EUR	18,000	161	—	161
4.66%	28-day	28-day MXN-TIIE	28-day	12/16/2025	MXN	24,000	(129)	—	(129)
5.75%	28-day	28-day MXN-TIIE	28-day	4/2/2026		22,300	(101)	—	(101)
6.5375%	28-day	28-day MXN-TIIE	28-day	6/17/2026		108,000	(397)	—	(397)
6.55%	28-day	28-day MXN-TIIE	28-day	6/18/2026		105,200	(385)	—	(385)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026		279,500	(994)	—	(994)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026		740,700	(2,656)	—	(2,656)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026		770,600	(2,748)	—	(2,748)
7.28%	28-day	28-day MXN-TIIE	28-day	9/30/2026		11,600	(32)	—	(32)
7.24%	28-day	28-day MXN-TIIE	28-day	10/2/2026		11,700	(33)	—	(33)
0.8738%	Annual	SONIA	Annual	10/8/2026	GBP	4,000	(378)	—	(378)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	218,800	(507)	—	(507)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026		328,248	(746)	—	(746)
7.66%	28-day	28-day MXN-TIIE	28-day	10/29/2026		535,800	(1,186)	—	(1,186)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026		676,682	(1,637)	—	(1,637)
SONIA	Annual	1.2822%	Annual	1/28/2027	GBP	1,150	100	—	100
7.805%	28-day	28-day MXN-TIIE	28-day	2/23/2027	MXN	187,375	(368)	—	(368)
7.795%	28-day	28-day MXN-TIIE	28-day	2/24/2027		829,520	(1,641)	—	(1,641)
8.705%	28-day	28-day MXN-TIIE	28-day	6/4/2027		36,200	(13)	—	(13)
3.0825%	At maturity	Eurozone HICP Ex. Tobacco	At maturity	8/15/2027	EUR	1,000	12	—	12
SONIA	Annual	5.1013%	Annual	10/7/2027	GBP	2,000	(138)	—	(138)

Capital World Bond Fund	39

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
9.40%	28-day	28-day MXN-TIIE	28-day	2/16/2028	MXN	1,687,270	$2,389	$—	$2,389
4.28%	Annual	SOFR	Annual	2/29/2028	USD	1,495	39	—	39
4.269%	Annual	SOFR	Annual	2/29/2028		1,400	36	—	36
0.57520783%	Annual	SONIA	Annual	4/9/2028	GBP	10,370	(1,482)	(17)	(1,465)
4.98038%	Annual	SONIA	Annual	6/21/2028		103,790	8,273	—	8,273
4.96048%	Annual	SONIA	Annual	6/21/2028		51,100	4,021	—	4,021
4.545%	Annual	SONIA	Annual	9/21/2028		8,160	505	—	505
4.4536%	Annual	SONIA	Annual	9/26/2028		31,870	1,821	—	1,821
4.4785%	Annual	SOFR	Annual	10/4/2028	USD	500	20	—	20
6-month PLN-WIBOR	Semi-annual	4.745%	Annual	10/10/2028	PLN	8,000	(29)	—	(29)
8.84%	28-day	28-day MXN-TIIE	28-day	11/22/2028	MXN	39,650	25	—	25
3.0018%	Annual	6-month EURIBOR	Semi-annual	11/30/2028	EUR	28,940	800	—	800
4.1239%	Annual	SONIA	Annual	12/5/2028	GBP	85,000	3,561	—	3,561
SOFR	Annual	3.29015%	Annual	1/13/2030	USD	71,720	831	—	831
SOFR	Annual	3.4705%	Annual	2/10/2030		110,460	203	—	203
2.2679%	Annual	SONIA	Annual	7/14/2032	GBP	590	(55)	—	(55)
SOFR	Annual	4.1615%	Annual	5/15/2033	USD	700	(38)	—	(38)
SOFR	Annual	4.15%	Annual	5/15/2033		740	(40)	—	(40)
SONIA	Annual	4.34948%	Annual	6/21/2033	GBP	27,750	(3,012)	—	(3,012)
SONIA	Annual	4.36738%	Annual	6/21/2033		56,340	(6,217)	—	(6,217)
4.0135%	Annual	SOFR	Annual	8/21/2033	USD	840	36	—	36
SOFR	Annual	4.061%	Annual	8/24/2033		2,500	(118)	—	(118)
SOFR	Annual	3.9519%	Annual	8/25/2033		2,500	(96)	—	(96)
SOFR	Annual	3.8275%	Annual	9/1/2033		2,100	(59)	—	(59)
4.1181%	Annual	SONIA	Annual	11/14/2033	GBP	4,880	427	—	427
2.7068%	Annual	6-month EURIBOR	Semi-annual	12/14/2033	EUR	6,020	119	—	119
3.4328%	Annual	SONIA	Annual	12/19/2033	GBP	1,840	28	—	28
0.9221376%	Annual	SONIA	Annual	4/9/2041		5,500	(2,249)	(45)	(2,204)
2.23%	Annual	SONIA	Annual	7/14/2042		320	(65)	—	(65)
1.0469%	Annual	SONIA	Annual	3/2/2052		70	(37)	—	(37)
3.1433%	Annual	SONIA	Annual	12/19/2073		600	6	—	6
							$(3,911)	$(62)	$(3,849)

Bilateral interest rate swaps

Receive		Pay				Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Counterparty	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
10.655%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/4/2027	BRL18,589	$102	$—	$102

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2023 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
CDX.NA.IG.41	1.00%	Quarterly	12/20/2028	USD	133,090	$(2,586)	$(1,781)	$(805)

40	Capital World Bond Fund

Swap contracts (continued)

Credit default swaps (continued)

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)		[18]	Value at 12/31/2023 (000)	[19]	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
5.00%	Quarterly	CDX.NA.HY.41	12/20/2028	USD	56,420		$3,291		$2,757	$534
1.00%	Quarterly	ITRX.EUR.IG.40	12/20/2028	EUR	201,000		4,331		3,920	411
							$7,622		$6,677	$945

Investments in affiliates16

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Investment funds 0.00%
Capital Group Central Corporate Bond Fund	$54,056	$1,089	$55,126	$902	$(717)	$204	$1,088
Short-term securities 13.85%
Money market investments 13.85%
Capital Group Central Cash Fund 5.44%[17]	648,579	3,963,677	3,283,181	58	(98)	1,329,035	54,447
Total 13.85%				$960	$(815)	$1,329,239	$55,535

Restricted securities2

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
NBM US Holdings, Inc. 7.00% 5/14/2026	8/6/2021-5/19/2023	$19,613	$20,055	.21%
Sasol Financing USA, LLC 8.75% 5/3/2029	7/18/2023-7/19/2023	4,995	5,107	.05
Netflix, Inc. 3.875% 11/15/2029	10/27/2021-10/29/2021	5,153	4,347	.05
Bank of America Corp. 0.58% 8/8/2029 (3-month EUR-EURIBOR + 0.73% on 8/8/2028)[1]	2/4/2021	3,809	3,047	.03
McDonald’s Corp. 4.00% 3/7/2030	11/14/2023	1,187	1,275	.01
Veralto Corp. 4.15% 9/19/2031	12/12/2023	1,097	1,149	.01
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[1,7]	6/23/2023	657	692	.01
Blackstone Holdings Finance Co., LLC 1.50% 4/10/2029	12/13/2023	592	612	.01
General Electric Co. 4.125% 9/19/2035	2/3/2022	706	593	.01
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[5,11]	9/13/2023	534	537	.01
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[5,11]	9/13/2023-12/13/2023	14	15	.0020
Ste Transcore Holdings, Inc. 3.75% 5/5/2032	12/21/2022	278	282	.0020
Resorts World Las Vegas, LLC 4.625% 4/16/2029	8/11/2023	254	262	.0020
Total		$38,889	$37,973	.40%

Capital World Bond Fund	41

[1]	Step bond; coupon rate may change at a later date.
[2]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $37,973,000, which represented .40% of the net assets of the fund.
[3]	Scheduled interest and/or principal payment was not received.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Value determined using significant unobservable inputs.
[8]	Amount less than one thousand.
[9]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $707,999,000, which represented 7.38% of the net assets of the fund.
[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[11]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $13,963,000, which represented .15% of the net assets of the fund.
[12]	Purchased on a TBA basis.
[13]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[14]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $82,617,000, which represented .86% of the net assets of the fund.
[15]	Security did not produce income during the last 12 months.
[16]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[17]	Rate represents the seven-day yield at 12/31/2023.
[18]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[19]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[20]	Amount less than .01%.

Key to abbreviation(s)

Assn. = Association

AUD = Australian dollars

BBSW = Bank Bill Swap Rate

BRL = Brazilian reais

BZDIOVER = Overnight Brazilian Interbank Deposit Rate

CAD = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CME = CME Group

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DAC = Designated Activity Company

DKK = Danish kroner

DOP = Dominican pesos

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

GBP = British pounds

HICP = Harmonised Index of Consumer Prices

HUF = Hungarian forints

ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

KZT = Kazakhstani tenge

LIBOR = London Interbank Offered Rate

LKR = Sri Lankan rupees

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

NZD = New Zealand dollars

PEN = Peruvian nuevos soles

PIK = Payment In Kind

PLN = Polish zloty

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

RON = Romanian leu

RUB = Russian rubles

SEK = Swedish kronor

SGD = Singapore dollars

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

UAH = Ukrainian hryvnia

USD = U.S. dollars

WIBOR = Warsaw Interbank Offer Rate

ZAR = South African rand

Refer to the notes to financial statements.

42	Capital World Bond Fund

Financial statements

Statement of assets and liabilities
at December 31, 2023	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $9,447,648)	$9,111,660
Affiliated issuers (cost: $1,329,319)	1,329,239	$10,440,899
Cash		810
Cash denominated in currencies other than U.S. dollars (cost: $509)		513
Unrealized appreciation on open forward currency contracts		83,055
Bilateral swaps, at value		102
Receivables for:
Sales of investments	381,145
Sales of fund’s shares	12,064
Dividends and interest	99,994
Closed forward currency contracts	1,417
Variation margin on futures contracts	2,491
Variation margin on centrally cleared swap contracts	1,933
Other	1,202	500,246
		11,025,625
Liabilities:
Unrealized depreciation on open forward currency contracts		42,379
Unrealized depreciation on unfunded commitments		1
Options written, at value (premium received: $6)		4
Payables for:
Purchases of investments	1,350,756
Repurchases of fund’s shares	11,909
Investment advisory services	3,454
Services provided by related parties	1,514
Trustees’ deferred compensation	252
Closed forward currency contracts	11,629
Variation margin on futures contracts	4,533
Variation margin on centrally cleared swap contracts	2,271
Other	449	1,386,767
Commitments and contingencies*
Net assets at December 31, 2023		$9,596,474

Net assets consist of:
Capital paid in on shares of beneficial interest		$12,012,953
Total distributable earnings (accumulated loss)		(2,416,479)
Net assets at December 31, 2023		$9,596,474

*	Refer to Note 5 for further information on unfunded commitments.

Refer to the notes to financial statements.

Capital World Bond Fund	43

Financial statements (continued)

Statement of assets and liabilities
at December 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (577,367 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$3,647,350	219,322		$16.63
Class C	40,552	2,483		16.33
Class T	9	—	*	16.59
Class F-1	83,122	5,010		16.59
Class F-2	746,823	44,994		16.60
Class F-3	1,414,872	85,167		16.61
Class 529-A	201,982	12,105		16.69
Class 529-C	4,963	301		16.50
Class 529-E	7,893	476		16.56
Class 529-T	10	1		16.60
Class 529-F-1	9	1		16.53
Class 529-F-2	32,604	1,961		16.62
Class 529-F-3	9	1		16.60
Class R-1	5,616	342		16.44
Class R-2	69,073	4,206		16.42
Class R-2E	5,793	349		16.58
Class R-3	91,758	5,527		16.60
Class R-4	62,409	3,756		16.62
Class R-5E	26,717	1,610		16.60
Class R-5	27,106	1,629		16.64
Class R-6	3,127,804	188,126		16.63

*	Amount less than one thousand.

Refer to the notes to financial statements.

44	Capital World Bond Fund

Financial statements (continued)

Statement of operations
for the year ended December 31, 2023	(dollars in thousands)

Investment income:
Income:
Interest from unaffiliated issuers (net of non-U.S. taxes of $501)	$320,099
Dividends (includes $55,535 from affiliates)	55,672	$375,771
Fees and expenses*:
Investment advisory services	40,712
Distribution services	11,708
Transfer agent services	11,960
Administrative services	2,834
529 plan services	150
Reports to shareholders	624
Registration statement and prospectus	340
Trustees’ compensation	67
Auditing and legal	55
Custodian	844
Other	21
Total fees and expenses before waiver	69,315
Less waiver of fees and expenses:
Transfer agent services waiver	55
Total fees and expenses after waiver		69,260
Net investment income		306,511

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $13):
Unaffiliated issuers	(697,764)
Affiliated issuers	960
Options written	4
Futures contracts	(23,724)
Forward currency contracts	(130,499)
Swap contracts	(74,492)
Currency transactions	(4,225)	(929,740)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $20):
Unaffiliated issuers	1,049,610
Affiliated issuers	(815)
Options written	2
Futures contracts	49,311
Forward currency contracts	8,635
Swap contracts	75,379
Currency translations	(1,516)	1,180,606
Net realized gain (loss) and unrealized appreciation (depreciation)		250,866
Net increase (decrease) in net assets resulting from operations		$557,377

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

Capital World Bond Fund	45

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Year ended December 31,
	2023	2022
Operations:
Net investment income	$306,511	$250,126
Net realized gain (loss)	(929,740)	(1,578,415)
Net unrealized appreciation (depreciation)	1,180,606	(1,361,862)
Net increase (decrease) in net assets resulting from operations	557,377	(2,690,151)

Distributions paid to shareholders:
Distributions	(9,947)	(124,687)
Return of capital	(253,932)	(125,989)
Total distributions paid and return of capital paid to shareholders	(263,879)	(250,676)

Net capital share transactions	(222,076)	(3,457,460)

Total increase (decrease) in net assets	71,422	(6,398,287)

Net assets:
Beginning of year	9,525,052	15,923,339
End of year	$9,596,474	$9,525,052

Refer to the notes to financial statements.

46	Capital World Bond Fund

Notes to financial statements

1. Organization

Capital World Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 3.75%	None (except 0.75% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class 529-A	Up to 3.50%	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Capital World Bond Fund	47

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date. The fund may deem a portion of the income dividends and/or capital gain distributions as a return of capital for tax purposes.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds”), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps and over-the-counter (OTC) options are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs

48	Capital World Bond Fund

that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, exchange rates, implied option volatilities, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following page present the fund’s valuation levels as of December 31, 2023 (dollars in thousands):

Capital World Bond Fund	49

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$1,702,126	$—		$1,702,126
Japanese yen	—	526,197	—		526,197
Chinese yuan renminbi	—	462,579	—		462,579
British pounds	—	350,326	—		350,326
Brazilian reais	—	264,321	—		264,321
Canadian dollars	—	229,647	—		229,647
Mexican pesos	—	165,978	—		165,978
Australian dollars	—	164,903	—		164,903
South Korean won	—	137,565	—		137,565
Indonesian rupiah	—	123,311	—		123,311
South African rand	—	66,749	—		66,749
Danish kroner	—	58,787	—		58,787
New Zealand dollars	—	28,921	—		28,921
Malaysian ringgits	—	16,378	—		16,378
Colombian pesos	—	16,261	—		16,261
Polish zloty	—	14,063	—		14,063
Czech korunas	—	10,558	—		10,558
Thai baht	—	9,633	—		9,633
Indian rupees	—	7,264	—		7,264
Romanian leu	—	5,018	—		5,018
Hungarian forints	—	3,598	—		3,598
Ukrainian hryvnia	—	2,633	—		2,633
Chilean pesos	—	2,348	—		2,348
Norwegian kroner	—	1,686	—		1,686
Israeli shekels	—	1,436	—		1,436
Peruvian nuevos soles	—	1,144	—		1,144
Kazakhstan tenge	—	988	—		988
Dominican pesos	—	689	—		689
Turkish lira	—	652	—		652
Russian rubles	—	—	—	*	— *
U.S. dollars	—	4,565,950	1,436		4,567,386
Convertible bonds & notes	—	12,863	—		12,863
Preferred securities	—	—	429		429
Common stocks	511	—	1,136		1,647
Investment funds	204	—	—		204
Short-term securities	1,329,035	153,567	—		1,482,602
Options purchased on foreign currency (equity style)	—	9	—		9
Total	$1,329,750	$9,108,148	$3,001		$10,440,899

	Other investments†
	Level 1	Level 2	Level 3		Total
Assets:
Unrealized appreciation on futures contracts	$52,834	$—	$—		$52,834
Unrealized appreciation on open forward currency contracts	—	83,055	—		83,055
Unrealized appreciation on centrally cleared interest rate swaps	—	23,690	—		23,690
Unrealized appreciation on bilateral interest rate swaps	—	102	—		102
Unrealized appreciation on centrally cleared credit default swaps	—	945	—		945
Liabilities:
Value of options written	—	(4)	—		(4)
Unrealized depreciation on futures contracts	(21,627)	—	—		(21,627)
Unrealized depreciation on open forward currency contracts	—	(42,379)	—		(42,379)
Unrealized depreciation on centrally cleared interest rate swaps	—	(27,539)	—		(27,539)
Unrealized depreciation on centrally cleared credit default swaps	—	(805)	—		(805)
Total	$31,207	$37,065	$—		$68,272

*	Amount less than one thousand.
†	Options written, futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

50	Capital World Bond Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Capital World Bond Fund	51

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less

52	Capital World Bond Fund

developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions of TBA securities in which the fund sells a TBA mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar TBA security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions and may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of December 31, 2023, the fund’s maximum exposure of unfunded bond commitments was $133,000, which would represent less than .01% of the net assets of the fund should such commitments become due. Unrealized depreciation of $1,000 is disclosed as unrealized depreciation on unfunded commitments in the fund’s statement of assets and liabilities and is included in net unrealized appreciation on investments in unaffiliated issuers in the fund’s statement of operations.

Option contracts — The fund has entered into option contracts, which give the purchaser of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument underlying the option) at a specified exercise price. The writer of an option on a security has the obligation, upon exercise of the option, to cash settle or deliver the underlying currency or instrument upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying currency or instrument and pay the exercise price (in the case of a put).

By purchasing a put option, the fund obtains the right (but not the obligation) to sell the currency or instrument underlying the option (or to deliver the cash value of the instrument underlying the option) at a specified exercise price. In return for this right, the fund pays the current market price, or the option premium, for the option. The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire amount of the premium paid. If the option

Capital World Bond Fund	53

is exercised, the fund completes the sale of the underlying instrument (or cash settles) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying currency or instrument (or cash settle) at the specified exercise price. The buyer of a call option typically attempts to participate in potential price increases of the underlying currency or instrument with risk limited to the cost of the option if the price of the underlying currency or instrument falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying currency or instrument does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the exercise price for the option’s underlying currency or instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the exercise price while the option is outstanding, regardless of price changes. Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying currency or instrument in return for the exercise price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.

Option contracts can be either equity style (premium is paid in full when the option is opened) or futures style (premium moves as part of variation margin over the life of the option, and is paid in full when the option is closed). For equity style options, premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in the fund’s statement of asset and liabilities, and premiums received on options written, as well as the daily fluctuation in market value, are included in options written at value in the fund’s statement of assets and liabilities. For futures style options, on a daily basis for both purchased and written options, the fund pays or receives variation margin based on the premium paid and the daily fluctuation in market value, and records variation margin in the statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. For purchased options, the net realized gains or losses and net unrealized appreciation or depreciation from equity style options are recorded in investments in unaffiliated issuers in the fund’s statement of operations, and from futures style options are recorded in options purchased (futures style) in the fund’s statement of operations. For written options, the net realized gains or losses and net unrealized appreciation or depreciation are recorded in options written in the fund’s statement of operations.

Option contracts can take different forms. The fund has entered into the following types of option contracts:

Options on foreign currencies —The fund has entered into options on foreign currencies to seek to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. An option on a foreign currency gives the purchaser of the option the right to buy or sell a foreign currency from or to the writer of the option, at a specified price on or before the specified expiration date. The average month-end notional amount of options on foreign currencies while held was $1,743,000.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $3,668,104,000.

54	Capital World Bond Fund

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $4,648,645,000.

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $2,166,425,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSI”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection

Capital World Bond Fund	55

seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $233,932,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of option contracts, futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, December 31, 2023 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased (equity style)	Currency	Investment securities from unaffiliated issuers	$9	Investment securities from unaffiliated issuers	$—
Options written (equity style)	Currency	Options written, at value	—	Options written, at value	4
Futures	Interest	Unrealized appreciation*	52,834	Unrealized depreciation*	21,627
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	83,055	Unrealized depreciation on open forward currency contracts	42,379
Forward currency	Currency	Receivables for closed forward currency contracts	1,417	Payables for closed forward currency contracts	11,629
Swap (centrally cleared)	Interest	Unrealized appreciation*	23,690	Unrealized depreciation*	27,539
Swap (bilateral)	Interest	Bilateral swaps, at value	102	Bilateral swaps, at value	—
Swap (centrally cleared)	Credit	Unrealized appreciation*	945	Unrealized depreciation*	805
			$162,052		$103,983

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Currency	Net realized gain on investments in unaffiliated issuers	$14	Net unrealized depreciation on investments in unaffiliated issuers	$(3)
Options written	Currency	Net realized gain on options written	4	Net unrealized appreciation on options written	2
Futures	Interest	Net realized loss on futures contracts	(23,724)	Net unrealized appreciation on futures contracts	49,311
Forward currency	Currency	Net realized loss on forward currency contracts	(130,499)	Net unrealized appreciation on forward currency contracts	8,635
Swap	Interest	Net realized loss on swap contracts	(66,870)	Net unrealized appreciation on swap contracts	74,134
Swap	Credit	Net realized loss on swap contracts	(7,622)	Net unrealized appreciation on swap contracts	1,245
			$(228,697)		$133,324

*	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

56	Capital World Bond Fund

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of option contracts, futures contracts, forward currency contracts, interest rate swaps, credit default swaps and future delivery contracts. For future contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. For options on foreign currencies and forward currency contracts and bilateral interest rate swaps, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, options on foreign currencies and bilateral interest rate swaps, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts, options on foreign currencies and bilateral interest rate swaps by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2023, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$1,431	$(1,330)	$(101)	$—	$—
Bank of New York Mellon	1,903	(1,123)	(780)	—	—
Barclays Bank PLC	278	(96)	—	(182)	—
BNP Paribas	478	(478)	—	—	—
Citibank	4,500	(4,500)	—	—	—
Goldman Sachs	6,940	(1,057)	—	(5,350)	533
HSBC Bank	41,404	(15,375)	—	(25,485)	544
JPMorgan Chase	1,559	(1,559)	—	—	—
Morgan Stanley	23,038	(6,163)	(16,050)	—	825
Standard Chartered Bank	813	(720)	—	—	93
UBS AG	2,230	(1,335)	(895)	—	—
Total	$84,574	$(33,736)	$(17,826)	$(31,017)	$1,995
Liabilities:
Bank of America	$1,330	$(1,330)	$—	$—	$—
Bank of New York Mellon	1,123	(1,123)	—	—	—
Barclays Bank PLC	96	(96)	—	—	—
BNP Paribas	3,925	(478)	(3,447)	—	—
Citibank	5,313	(4,500)	(534)	—	279
Goldman Sachs	1,057	(1,057)	—	—	—
HSBC Bank	15,375	(15,375)	—	—	—
JPMorgan Chase	17,575	(1,559)	(16,016)	—	—
Morgan Stanley	6,163	(6,163)	—	—	—
Standard Chartered Bank	720	(720)	—	—	—
UBS AG	1,335	(1,335)	—	—	—
Total	$54,012	$(33,736)	$(19,997)	$—	$279

*	Collateral is shown on a settlement basis.

Capital World Bond Fund	57

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2023, the fund reclassified $1,808,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Distributions in excess of ordinary income	$253,932
Late year ordinary loss deferral[1]	(96,793)
Capital loss carryforward[2]	(1,946,471)
Gross unrealized appreciation on investments	335,530
Gross unrealized depreciation on investments	(675,455)
Net unrealized appreciation (depreciation) on investments	(339,925)
Cost of investments	10,844,262

[1]	This deferral is considered incurred in the subsequent year.
[2]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

58	Capital World Bond Fund

For the year ended December 31, 2023, the fund’s distributions exceeded total taxable income resulting in a return of capital for tax purposes. Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2023						Year ended December 31, 2022
Share class	Ordinary income		Return of capital		Total paid		Ordinary income		Return of capital		Total distributions paid
Class A	$3,506		$89,508		$93,014		$39,667		$42,742		$82,409
Class C	30		763		793		336		368		704
Class T	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Class F-1	83		2,111		2,194		979		1,060		2,039
Class F-2	865		22,083		22,948		10,765		11,284		22,049
Class F-3	1,580		40,342		41,922		12,525		14,033		26,558
Class 529-A	192		4,903		5,095		2,106		2,292		4,398
Class 529-C	4		91		95		43		45		88
Class 529-E	7		186		193		78		85		163
Class 529-T	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Class 529-F-2	35		888		923		375		413		788
Class 529-F-3	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Class R-1	4		105		109		35		40		75
Class R-2	51		1,312		1,363		443		511		954
Class R-2E	5		115		120		41		46		87
Class R-3	81		2,065		2,146		806		904		1,710
Class R-4	65		1,659		1,724		707		774		1,481
Class R-5E	27		702		729		238		271		509
Class R-5	31		780		811		336		395		731
Class R-6	3,381		86,319		89,700		55,207		50,726		105,933
Total	$9,947		$253,932		$263,879		$124,687		$125,989		$250,676

[3]	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.431% on the first $15 billion of daily net assets and decreasing to 0.360% on such assets in excess of $15 billion. For the year ended December 31, 2023, the investment advisory services fees were $40,712,000, which were equivalent to an annualized rate of 0.431% of average daily net assets.

Capital World Bond Fund	59

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2023, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended December 31, 2023, AFS waived transfer agent services fees of $55,000 for share classes A, C, T, F-1, 529-A, 529-C, 529-E, 529-T and 529-F 1. AFS does not intend to recoup this waiver.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

60	Capital World Bond Fund

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended December 31, 2023, the 529 plan services fees were $150,000, which were equivalent to 0.059% of the average daily net assets of each 529 share class.

For the year ended December 31, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$9,266	$9,537		$1,111		Not applicable
Class C	438	115		13		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	216	268		27		Not applicable
Class F-2	Not applicable	926		238		Not applicable
Class F-3	Not applicable	19		413		Not applicable
Class 529-A	480	498		62		$123
Class 529-C	57	14		2		3
Class 529-E	41	9		2		5
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	20		10		19
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	53	6		2		Not applicable
Class R-2	513	239		20		Not applicable
Class R-2E	32	11		2		Not applicable
Class R-3	450	137		27		Not applicable
Class R-4	162	66		19		Not applicable
Class R-5E	Not applicable	38		7		Not applicable
Class R-5	Not applicable	17		8		Not applicable
Class R-6	Not applicable	40		871		Not applicable
Total class-specific expenses	$11,708	$11,960		$2,834		$150

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $67,000 in the fund’s statement of operations reflects $47,000 in current fees (either paid in cash or deferred) and a net increase of $20,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investments in CCBF and CCF — The fund holds shares of CCBF, a corporate bond fund, and CCF, an institutional prime money market fund, which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for the fund’s corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Capital World Bond Fund	61

Security transactions with related funds — The fund may purchase investment securities from, or sell investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2023, the fund did not engage in any such purchase or sale transactions with any related funds.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2023.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class A	$217,629	13,490	$92,089		5,712		$(636,234)	(39,536)	$(326,516)	(20,334)
Class C	5,033	316	791		50		(18,615)	(1,175)	(12,791)	(809)
Class T	—	—	—		—		—	—	—	—
Class F-1	1,925	119	2,145		133		(19,577)	(1,218)	(15,507)	(966)
Class F-2	161,698	10,042	22,658		1,408		(281,175)	(17,598)	(96,819)	(6,148)
Class F-3	351,983	21,726	41,674		2,588		(384,533)	(23,809)	9,124	505
Class 529-A	17,764	1,097	5,093		315		(43,083)	(2,661)	(20,226)	(1,249)
Class 529-C	1,274	80	94		6		(3,292)	(206)	(1,924)	(120)
Class 529-E	824	51	193		12		(1,939)	(121)	(922)	(58)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	6,132	383	922		57		(8,409)	(520)	(1,355)	(80)
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	1,038	65	109		7		(1,258)	(79)	(111)	(7)
Class R-2	11,486	721	1,362		86		(16,221)	(1,019)	(3,373)	(212)
Class R-2E	1,268	80	119		7		(944)	(58)	443	29
Class R-3	17,443	1,086	2,143		133		(23,806)	(1,481)	(4,220)	(262)
Class R-4	9,316	579	1,722		107		(19,107)	(1,187)	(8,069)	(501)
Class R-5E	6,954	432	729		45		(5,066)	(314)	2,617	163
Class R-5	4,766	296	809		51		(10,605)	(655)	(5,030)	(308)
Class R-6	430,464	26,752	89,699		5,565		(257,560)	(15,978)	262,603	16,339
Total net increase (decrease)	$1,246,997	77,315	$262,351		16,282		$(1,731,424)	(107,615)	$(222,076)	(14,018)

Refer to the end of the table for footnotes.

62	Capital World Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class A	$225,620	12,928	$81,576		4,885		$(997,297)	(58,641)	$(690,101)	(40,828)
Class C	7,030	407	702		43		(27,532)	(1,617)	(19,800)	(1,167)
Class T	—	—	—		—		—	—	—	—
Class F-1	4,614	269	1,990		120		(26,085)	(1,531)	(19,481)	(1,142)
Class F-2	227,798	13,156	21,755		1,303		(461,710)	(27,388)	(212,157)	(12,929)
Class F-3	744,424	46,269	26,236		1,576		(497,316)	(28,882)	273,344	18,963
Class 529-A	18,780	1,085	4,396		262		(48,885)	(2,838)	(25,709)	(1,491)
Class 529-C	1,314	76	88		5		(4,603)	(270)	(3,201)	(189)
Class 529-E	591	34	163		10		(1,831)	(108)	(1,077)	(64)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	6,002	349	789		48		(8,364)	(490)	(1,573)	(93)
Class 529-F-3	—	—	—	†	1		—	—	— †	1
Class R-1	1,167	67	74		4		(826)	(49)	415	22
Class R-2	13,344	781	953		58		(20,538)	(1,193)	(6,241)	(354)
Class R-2E	1,203	69	88		5		(2,080)	(120)	(789)	(46)
Class R-3	20,060	1,158	1,708		102		(32,815)	(1,883)	(11,047)	(623)
Class R-4	19,417	1,115	1,481		89		(27,185)	(1,559)	(6,287)	(355)
Class R-5E	7,315	432	508		31		(4,923)	(292)	2,900	171
Class R-5	8,764	510	730		44		(25,559)	(1,350)	(16,065)	(796)
Class R-6	762,946	42,524	105,934		6,273		(3,589,471)	(216,303)	(2,720,591)	(167,506)
Total net increase (decrease)	$2,070,389	121,229	$249,171		14,859		$(5,777,020)	(344,514)	$(3,457,460)	(208,426)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $20,064,810,000 and $19,481,577,000, respectively, during the year ended December 31, 2023.

Capital World Bond Fund	63

Financial highlights

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2023	$16.12	$.48	$.44	$.92	$(.02)	$—	$(.39)	$(.41)	$16.63	5.81%	$3,647		.99%		.99%		2.98%
12/31/2022	19.92	.31	(3.79)	(3.48)	(.15)	—	(.17)	(.32)	16.12	(17.51)	3,862		.95		.95		1.83
12/31/2021	21.55	.31	(1.42)	(1.11)	(.40)	(.12)	—	(.52)	19.92	(5.17)	5,586		.92		.92		1.50
12/31/2020	20.26	.34	1.64	1.98	(.40)	(.29)	—	(.69)	21.55	9.90	5,999		.93		.93		1.62
12/31/2019	19.25	.44	1.03	1.47	(.39)	(.07)	—	(.46)	20.26	7.66	5,669		.94		.94		2.22
Class C:
12/31/2023	15.83	.35	.44	.79	(.01)	—	(.28)	(.29)	16.33	5.06	40		1.71		1.71		2.24
12/31/2022	19.57	.18	(3.73)	(3.55)	(.09)	—	(.10)	(.19)	15.83	(18.16)	52		1.69		1.69		1.08
12/31/2021	21.17	.16	(1.39)	(1.23)	(.25)	(.12)	—	(.37)	19.57	(5.82)	87		1.65		1.65		.77
12/31/2020	19.91	.18	1.61	1.79	(.24)	(.29)	—	(.53)	21.17	9.09	118		1.67		1.67		.90
12/31/2019	18.92	.29	1.01	1.30	(.24)	(.07)	—	(.31)	19.91	6.87	178		1.69		1.69		1.47
Class T:
12/31/2023	16.09	.53	.44	.97	(.02)	—	(.45)	(.47)	16.59	6.12 [5]	—	[6]	.65	[5]	.65	[5]	3.26	[5]
12/31/2022	19.90	.35	(3.80)	(3.45)	(.17)	—	(.19)	(.36)	16.09	(17.35)[5]	—	[6]	.68	[5]	.68	[5]	2.06	[5]
12/31/2021	21.54	.35	(1.42)	(1.07)	(.45)	(.12)	—	(.57)	19.90	(4.98)[5]	—	[6]	.68	[5]	.68	[5]	1.71	[5]
12/31/2020	20.26	.38	1.64	2.02	(.45)	(.29)	—	(.74)	21.54	10.13 [5]	—	[6]	.68	[5]	.68	[5]	1.83	[5]
12/31/2019	19.25	.49	1.03	1.52	(.44)	(.07)	—	(.51)	20.26	7.93 [5]	—	[6]	.69	[5]	.69	[5]	2.44	[5]
Class F-1:
12/31/2023	16.08	.48	.44	.92	(.02)	—	(.39)	(.41)	16.59	5.81	83		1.03		1.00		2.97
12/31/2022	19.87	.31	(3.78)	(3.47)	(.15)	—	(.17)	(.32)	16.08	(17.53)	96		.97		.97		1.80
12/31/2021	21.50	.30	(1.42)	(1.12)	(.39)	(.12)	—	(.51)	19.87	(5.20)	141		.94		.94		1.48
12/31/2020	20.21	.33	1.65	1.98	(.40)	(.29)	—	(.69)	21.50	9.93	187		.93		.93		1.62
12/31/2019	19.20	.45	1.02	1.47	(.39)	(.07)	—	(.46)	20.21	7.68	209		.93		.93		2.24
Class F-2:
12/31/2023	16.09	.54	.45	.99	(.02)	—	(.46)	(.48)	16.60	6.24	747		.60		.60		3.37
12/31/2022	19.88	.37	(3.78)	(3.41)	(.18)	—	(.20)	(.38)	16.09	(17.20)	823		.60		.60		2.17
12/31/2021	21.51	.38	(1.42)	(1.04)	(.47)	(.12)	—	(.59)	19.88	(4.85)	1,274		.59		.59		1.84
12/31/2020	20.23	.40	1.64	2.04	(.47)	(.29)	—	(.76)	21.51	10.25	1,182		.60		.60		1.95
12/31/2019	19.22	.51	1.02	1.53	(.45)	(.07)	—	(.52)	20.23	8.00	932		.63		.63		2.57
Class F-3:
12/31/2023	16.10	.56	.44	1.00	(.02)	—	(.47)	(.49)	16.61	6.36	1,415		.48		.48		3.50
12/31/2022	19.90	.40	(3.80)	(3.40)	(.19)	—	(.21)	(.40)	16.10	(17.13)	1,363		.48		.48		2.31
12/31/2021	21.53	.40	(1.42)	(1.02)	(.49)	(.12)	—	(.61)	19.90	(4.74)	1,307		.48		.48		1.95
12/31/2020	20.24	.42	1.65	2.07	(.49)	(.29)	—	(.78)	21.53	10.39	1,166		.50		.50		2.07
12/31/2019	19.23	.53	1.03	1.56	(.48)	(.07)	—	(.55)	20.24	8.12	2,246		.52		.52		2.64
Class 529-A:
12/31/2023	16.17	.48	.45	.93	(.02)	—	(.39)	(.41)	16.69	5.83	202		1.01		1.01		2.96
12/31/2022	19.98	.31	(3.80)	(3.49)	(.15)	—	(.17)	(.32)	16.17	(17.53)	216		.98		.98		1.80
12/31/2021	21.61	.31	(1.42)	(1.11)	(.40)	(.12)	—	(.52)	19.98	(5.18)	297		.94		.94		1.48
12/31/2020	20.32	.33	1.64	1.97	(.39)	(.29)	—	(.68)	21.61	9.84	335		.96		.96		1.59
12/31/2019	19.30	.44	1.03	1.47	(.38)	(.07)	—	(.45)	20.32	7.64	299		.99		.99		2.17

Refer to the end of the table for footnotes.

64	Capital World Bond Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2023	$15.98	$.35	$.45	$.80	$(.01)	$—	$(.27)	$(.28)	$16.50	5.04%	$5		1.78%		1.78%		2.17%
12/31/2022	19.75	.17	(3.76)	(3.59)	(.08)	—	(.10)	(.18)	15.98	(18.21)	7		1.74		1.74		1.02
12/31/2021	21.36	.15	(1.40)	(1.25)	(.24)	(.12)	—	(.36)	19.75	(5.88)	12		1.69		1.69		.73
12/31/2020	20.07	.17	1.63	1.80	(.22)	(.29)	—	(.51)	21.36	9.04	18		1.71		1.71		.86
12/31/2019	19.07	.28	1.02	1.30	(.23)	(.07)	—	(.30)	20.07	6.81	55		1.73		1.73		1.44
Class 529-E:
12/31/2023	16.05	.45	.44	.89	(.01)	—	(.37)	(.38)	16.56	5.67	8		1.15		1.15		2.82
12/31/2022	19.84	.28	(3.78)	(3.50)	(.14)	—	(.15)	(.29)	16.05	(17.68)	9		1.12		1.12		1.65
12/31/2021	21.47	.27	(1.42)	(1.15)	(.36)	(.12)	—	(.48)	19.84	(5.36)	12		1.10		1.10		1.32
12/31/2020	20.18	.30	1.65	1.95	(.37)	(.29)	—	(.66)	21.47	9.76	14		1.10		1.10		1.45
12/31/2019	19.18	.40	1.02	1.42	(.35)	(.07)	—	(.42)	20.18	7.42	14		1.14		1.14		2.02
Class 529-T:
12/31/2023	16.10	.51	.44	.95	(.02)	—	(.43)	(.45)	16.60	5.98 [5]	—	[6]	.78	[5]	.78	[5]	3.15	[5]
12/31/2022	19.90	.35	(3.79)	(3.44)	(.17)	—	(.19)	(.36)	16.10	(17.34)[5]	—	[6]	.74	[5]	.74	[5]	2.02	[5]
12/31/2021	21.54	.34	(1.42)	(1.08)	(.44)	(.12)	—	(.56)	19.90	(5.02)[5]	—	[6]	.72	[5]	.72	[5]	1.67	[5]
12/31/2020	20.26	.37	1.64	2.01	(.44)	(.29)	—	(.73)	21.54	10.07 [5]	—	[6]	.73	[5]	.73	[5]	1.80	[5]
12/31/2019	19.25	.48	1.03	1.51	(.43)	(.07)	—	(.50)	20.26	7.87 [5]	—	[6]	.76	[5]	.76	[5]	2.40	[5]
Class 529-F-1:
12/31/2023	16.03	.50	.45	.95	(.02)	—	(.43)	(.45)	16.53	5.99 [5]	—	[6]	.83	[5]	.80	[5]	3.12	[5]
12/31/2022	19.82	.34	(3.77)	(3.43)	(.17)	—	(.19)	(.36)	16.03	(17.39)[5]	—	[6]	.77	[5]	.77	[5]	1.97	[5]
12/31/2021	21.46	.34	(1.42)	(1.08)	(.44)	(.12)	—	(.56)	19.82	(5.06)[5]	—	[6]	.75	[5]	.75	[5]	1.64	[5]
12/31/2020	20.19	.38	1.63	2.01	(.45)	(.29)	—	(.74)	21.46	10.08 [5]	—	[6]	.73	[5]	.73	[5]	1.86	[5]
12/31/2019	19.18	.48	1.03	1.51	(.43)	(.07)	—	(.50)	20.19	7.90	40		.75		.75		2.41
Class 529-F-2:
12/31/2023	16.11	.54	.45	.99	(.02)	—	(.46)	(.48)	16.62	6.23	32		.61		.61		3.37
12/31/2022	19.91	.37	(3.79)	(3.42)	(.18)	—	(.20)	(.38)	16.11	(17.28)	33		.62		.62		2.16
12/31/2021	21.55	.37	(1.43)	(1.06)	(.46)	(.12)	—	(.58)	19.91	(4.89)	43		.64		.64		1.78
12/31/2020[7,8]	21.00	.06	.87	.93	(.11)	(.27)	—	(.38)	21.55	4.47 [9]	43		.11	[9]	.11	[9]	.28	[9]
Class 529-F-3:
12/31/2023	16.10	.55	.44	.99	(.02)	—	(.47)	(.49)	16.60	6.25	—	[6]	.53		.53		3.39
12/31/2022	19.90	.38	(3.78)	(3.40)	(.19)	—	(.21)	(.40)	16.10	(17.17)	—	[6]	.53		.53		2.22
12/31/2021	21.54	.38	(1.42)	(1.04)	(.48)	(.12)	—	(.60)	19.90	(4.85)	—	[6]	.57		.55		1.84
12/31/2020[7,8]	21.00	.06	.87	.93	(.12)	(.27)	—	(.39)	21.54	4.46 [9]	—	[6]	.13	[9]	.09	[9]	.30	[9]
Class R-1:
12/31/2023	15.94	.38	.44	.82	(.01)	—	(.31)	(.32)	16.44	5.21	6		1.57		1.57		2.41
12/31/2022	19.70	.20	(3.74)	(3.54)	(.10)	—	(.12)	(.22)	15.94	(18.02)	6		1.58		1.58		1.21
12/31/2021	21.32	.17	(1.41)	(1.24)	(.26)	(.12)	—	(.38)	19.70	(5.81)	6		1.58		1.58		.84
12/31/2020	20.05	.19	1.63	1.82	(.26)	(.29)	—	(.55)	21.32	9.14	8		1.65		1.65		.91
12/31/2019	19.05	.30	1.02	1.32	(.25)	(.07)	—	(.32)	20.05	6.92	7		1.65		1.65		1.50

Refer to the end of the table for footnotes.

Capital World Bond Fund	65

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
12/31/2023	$15.92	$.38	$.44	$.82	$(.01)	$—	$(.31)	$(.32)	$16.42	5.22%	$69	1.58%	1.58%	2.40%
12/31/2022	19.68	.20	(3.75)	(3.55)	(.10)	—	(.11)	(.21)	15.92	(18.06)	70	1.60	1.60	1.18
12/31/2021	21.30	.17	(1.40)	(1.23)	(.27)	(.12)	—	(.39)	19.68	(5.81)	94	1.58	1.58	.84
12/31/2020	20.03	.20	1.63	1.83	(.27)	(.29)	—	(.56)	21.30	9.20	107	1.59	1.59	.96
12/31/2019	19.04	.30	1.02	1.32	(.26)	(.07)	—	(.33)	20.03	6.93	109	1.62	1.62	1.54
Class R-2E:
12/31/2023	16.07	.43	.44	.87	(.01)	—	(.35)	(.36)	16.58	5.52	6	1.29	1.29	2.71
12/31/2022	19.86	.25	(3.78)	(3.53)	(.12)	—	(.14)	(.26)	16.07	(17.81)	5	1.30	1.30	1.48
12/31/2021	21.49	.23	(1.41)	(1.18)	(.33)	(.12)	—	(.45)	19.86	(5.52)	7	1.29	1.29	1.13
12/31/2020	20.21	.26	1.63	1.89	(.32)	(.29)	—	(.61)	21.49	9.47	8	1.32	1.32	1.24
12/31/2019	19.20	.36	1.04	1.40	(.32)	(.07)	—	(.39)	20.21	7.30	7	1.33	1.33	1.82
Class R-3:
12/31/2023	16.09	.46	.43	.89	(.01)	—	(.37)	(.38)	16.60	5.67	92	1.13	1.13	2.84
12/31/2022	19.88	.28	(3.79)	(3.51)	(.13)	—	(.15)	(.28)	16.09	(17.66)	93	1.14	1.14	1.64
12/31/2021	21.51	.27	(1.42)	(1.15)	(.36)	(.12)	—	(.48)	19.88	(5.38)	128	1.13	1.13	1.29
12/31/2020	20.23	.29	1.64	1.93	(.36)	(.29)	—	(.65)	21.51	9.64	146	1.15	1.15	1.41
12/31/2019	19.22	.40	1.03	1.43	(.35)	(.07)	—	(.42)	20.23	7.44	138	1.17	1.17	1.99
Class R-4:
12/31/2023	16.10	.50	.46	.96	(.02)	—	(.42)	(.44)	16.62	6.05	62	.83	.83	3.13
12/31/2022	19.90	.33	(3.79)	(3.46)	(.16)	—	(.18)	(.34)	16.10	(17.43)	68	.84	.84	1.94
12/31/2021	21.53	.33	(1.42)	(1.09)	(.42)	(.12)	—	(.54)	19.90	(5.08)	92	.83	.83	1.59
12/31/2020	20.25	.35	1.64	1.99	(.42)	(.29)	—	(.71)	21.53	9.97	96	.84	.84	1.71
12/31/2019	19.23	.46	1.04	1.50	(.41)	(.07)	—	(.48)	20.25	7.81	89	.86	.86	2.30
Class R-5E:
12/31/2023	16.09	.54	.44	.98	(.02)	—	(.45)	(.47)	16.60	6.21	27	.64	.64	3.36
12/31/2022	19.88	.37	(3.78)	(3.41)	(.18)	—	(.20)	(.38)	16.09	(17.23)	23	.64	.64	2.15
12/31/2021	21.51	.37	(1.42)	(1.05)	(.46)	(.12)	—	(.58)	19.88	(4.90)	25	.63	.63	1.79
12/31/2020	20.23	.39	1.64	2.03	(.46)	(.29)	—	(.75)	21.51	10.21	25	.63	.63	1.89
12/31/2019	19.22	.50	1.03	1.53	(.45)	(.07)	—	(.52)	20.23	7.98	8	.66	.66	2.48
Class R-5:
12/31/2023	16.12	.55	.45	1.00	(.02)	—	(.46)	(.48)	16.64	6.35	27	.54	.54	3.41
12/31/2022	19.93	.38	(3.80)	(3.42)	(.18)	—	(.21)	(.39)	16.12	(17.21)	31	.54	.54	2.23
12/31/2021	21.56	.39	(1.42)	(1.03)	(.48)	(.12)	—	(.60)	19.93	(4.79)	55	.53	.53	1.89
12/31/2020	20.27	.42	1.64	2.06	(.48)	(.29)	—	(.77)	21.56	10.33	56	.54	.54	2.01
12/31/2019	19.26	.52	1.03	1.55	(.47)	(.07)	—	(.54)	20.27	8.06	52	.56	.56	2.61

Class R-6:
12/31/2023	16.11	.56	.45	1.01	(.02)	—	(.47)	(.49)	16.63	6.42	3,128	.48	.48	3.51
12/31/2022	19.92	.39	(3.80)	(3.41)	(.19)	—	(.21)	(.40)	16.11	(17.17)	2,768	.48	.48	2.26
12/31/2021	21.55	.40	(1.42)	(1.02)	(.49)	(.12)	—	(.61)	19.92	(4.74)	6,757	.48	.48	1.95
12/31/2020	20.26	.43	1.64	2.07	(.49)	(.29)	—	(.78)	21.55	10.40	5,316	.48	.48	2.07
12/31/2019	19.25	.53	1.03	1.56	(.48)	(.07)	—	(.55)	20.26	8.14	4,294	.50	.50	2.65

Refer to the end of the table for footnotes.

66	Capital World Bond Fund

Financial highlights (continued)

	Year ended December 31,
Portfolio turnover rate for all share classes[10,11]	2023	2022	2021	2020	2019
Excluding mortgage dollar roll transactions	66%	73%	65%	100%	120%
Including mortgage dollar roll transactions	242%	150%	89%	143%	163%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from AFS and/or CRMC. During one of the periods shown, AFS waived a portion of transfer agent services fees for certain share classes. In addition, during some of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[11]	Refer to Note 5 for more information on mortgage dollar rolls.

Refer to the notes to financial statements.

Capital World Bond Fund	67

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Capital World Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund (the “Fund”), including the investment portfolio, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Costa Mesa, California

February 8, 2024

We have served as the auditor of one or more American Funds investment companies since 1956.

68	Capital World Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2023, through December 31, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Capital World Bond Fund	69

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,045.88	$5.16	1.00%
Class A – assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class C – actual return	1,000.00	1,041.53	8.85	1.72
Class C – assumed 5% return	1,000.00	1,016.53	8.74	1.72
Class T – actual return	1,000.00	1,046.12	3.76	.73
Class T – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class F-1 – actual return	1,000.00	1,045.83	5.21	1.01
Class F-1 – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class F-2 – actual return	1,000.00	1,048.04	3.10	.60
Class F-2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class F-3 – actual return	1,000.00	1,047.99	2.48	.48
Class F-3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 529-A – actual return	1,000.00	1,045.56	5.26	1.02
Class 529-A – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class 529-C – actual return	1,000.00	1,041.76	9.11	1.77
Class 529-C – assumed 5% return	1,000.00	1,016.28	9.00	1.77
Class 529-E – actual return	1,000.00	1,044.59	5.93	1.15
Class 529-E – assumed 5% return	1,000.00	1,019.41	5.85	1.15
Class 529-T – actual return	1,000.00	1,046.38	4.13	.80
Class 529-T – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 529-F-1 – actual return	1,000.00	1,046.51	4.18	.81
Class 529-F-1 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 529-F-2 – actual return	1,000.00	1,047.06	3.35	.65
Class 529-F-2 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 529-F-3 – actual return	1,000.00	1,047.79	2.74	.53
Class 529-F-3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class R-1 – actual return	1,000.00	1,042.76	8.14	1.58
Class R-1 – assumed 5% return	1,000.00	1,017.24	8.03	1.58
Class R-2 – actual return	1,000.00	1,042.85	8.14	1.58
Class R-2 – assumed 5% return	1,000.00	1,017.24	8.03	1.58
Class R-2E – actual return	1,000.00	1,043.83	6.65	1.29
Class R-2E – assumed 5% return	1,000.00	1,018.70	6.56	1.29
Class R-3 – actual return	1,000.00	1,044.60	5.88	1.14
Class R-3 – assumed 5% return	1,000.00	1,019.46	5.80	1.14
Class R-4 – actual return	1,000.00	1,046.74	4.33	.84
Class R-4 – assumed 5% return	1,000.00	1,020.97	4.28	.84
Class R-5E – actual return	1,000.00	1,047.88	3.30	.64
Class R-5E – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5 – actual return	1,000.00	1,048.24	2.79	.54
Class R-5 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class R-6 – actual return	1,000.00	1,048.59	2.48	.48
Class R-6 – assumed 5% return	1,000.00	1,022.79	2.45	.48

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

70	Capital World Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2023:

Qualified dividend income	$1,117,000
Section 163(j) interest dividends	$9,827,000
Corporate dividends received deduction	$121,000
U.S. government income that may be exempt from state taxation	$8,649,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

Capital World Bond Fund	71

Liquidity Risk Management Program	unaudited

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2022, through September 30, 2023. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

72	Capital World Bond Fund

This page was intentionally left blank.

Capital World Bond Fund	73

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	88	None
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	93	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California	102	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	102	Edwards Lifesciences; Public Storage, Inc.
Mary Davis Holt, 1950	2015-2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former COO, Time Life Inc. (1993 – 2003)	89	None
Merit E. Janow, 1958	2010	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina	93	None
Alexandra Trower, 1964	2019	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	88	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	88	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Public Storage, Inc.

74	Capital World Bond Fund

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Michael C. Gitlin, 1970	2015	Partner – Capital Fixed Income Investors, Capital Research and Management Company; President, Chief Executive Officer and Director, The Capital Group Companies, Inc.[6]; Vice Chair and Director, Capital Research and Management Company	88	None
Karl J. Zeile, 1966	2019	Partner – Capital Fixed Income Investors, Capital Research and Management Company	23	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Philip Chitty, 1969 President	2021	Partner – Capital Fixed Income Investors, Capital Research Company[6]; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Kristine M. Nishiyama, 1970 Principal Executive Officer	2003	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Andrew A. Cormack, 1982 Senior Vice President	2019	Partner – Capital Fixed Income Investors, Capital Research Company[6]
Thomas Reithinger, 1987 Senior Vice President	2023	Partner – Capital Fixed Income Investors, Capital Research Company[6]
Courtney R. Taylor, 1975 Secretary	2006-2014; 2023	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Becky L. Park, 1979 Treasurer	2021	Vice President – Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President – Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2012	Senior Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Thomas Reithinger, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Capital World Bond Fund	75

Office of the fund

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

76	Capital World Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Capital World Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2024, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2024. FTSE Russell is a trading name of certain of the LSE Group companies. FTSE indexes are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: https://www.jpmm.com/research/disclosures.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Paul S. Williams, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

WBF

Registrant:

a) Audit Fees:
Audit	2022	172,000
	2023	27,000

b) Audit-Related Fees:
	2022	3,000
	2023	2,000

c) Tax Fees:
	2022	11,000
	2023	11,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	2,394,000
	2023	1,979,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2022	394,000
	2023	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,802,000 for fiscal year 2022 and $1,992,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 29, 2024

By ___/s/ Becky L. Park__________________
Becky L. Park, Treasurer and Principal Financial Officer

Date: February 29, 2024